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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     (No. 333-33978)                                                [   ]

     Pre- Effective Amendment No.                                   [   ]
                                 ----

     Post-Effective Amendment No.    1                              [ X ]
                                   -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940  (No. 811-9885)                                        [   ]

     Amendment No.   2                                                 X]
                    ----

                        (Check appropriate box or boxes.)

JANUS ADVISER SERIES
-------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
-------------------------------------------------------------------------------
Address of Principal Executive Offices    (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                -------------------------------
Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
-------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):
        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on December 31, 2000  pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
        [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              JANUS ADVISER SERIES

                              Cross Reference Sheet
                   Between the Prospectuses and Statements of
                    Additional Information and Form N-1A Item

FORM N-1A ITEM                             CAPTION IN PROSPECTUSES

PART A

1.    Front and Back Cover Pages           Cover Pages

2.    Risk/Return Summary:                 Risk/Return Summary
      Investments, Risks, and
      Performance

3.    Risk/Return Summary:  Fee            Risk/Return Summary
      Table

4.    Investment Objectives,               Investment Objectives, Principal
      Principal Investment                 Investment Strategies, and Risks;
      Strategies, and Related Risks        Rating Categories

5.    Management's Discussion of           Not Applicable
      Fund Performance

6.    Management, Organization, and        Management of the Funds
      Capital Structure

7.    Shareholder Information              Shareholder's Guide; Other
                                           Information; Distributions and Taxes

8.    Distribution Arrangements            Distributions and Taxes

9.    Financial Highlights                 Financial Highlights
      Information

FORM N-1A ITEM                             CAPTION IN STATEMENTS OF
                                           ADDITIONAL INFORMATION

PART B

10.   Cover Page and Table of              Cover Page; Table of Contents
      Contents

11.   Fund History                         Miscellaneous Information

12.   Description of the Fund and          Classification, Portfolio Turnover,
      Its Investments and Risks            Investment Policies and Restrictions,
                                           and Investment Strategies and Risks

13.  Management of the Fund                Investment Adviser; Trustees and
                                           Officers

14.   Control Persons and Principal        Principal Shareholders
      Holders of Securities


15.   Investment Advisory and Other        Investment Adviser; Custodian,
       Services                            Transfer Agent, and Certain
                                           Affiliations; Portfolio Transactions
                                           and Brokerage; Trustees and
                                           Officers; Miscellaneous Information

16.   Brokerage Allocation and             Portfolio Transactions and
      Other Practices                      Brokerage

17.   Capital Stock and Other              Purchases; Redemptions;
      Securities                           Miscellaneous Information

18.   Purchase, Redemption, and            Purchases; Redemptions;
      Pricing of Shares                    Miscellaneous Information

19.   Taxation of the Fund                 Income Dividends, Capital Gains
                                           Distributions and Tax Status

20.   Underwriters                         Custodian, Transfer Agent, and
                                           Certain Affiliations

21.   Calculation of Performance           Performance Information
      Data

22.   Financial Statements                 Financial Statements

                                         [JANUS LOGO]

                   Janus Adviser Series

                              PROSPECTUS

                              DECEMBER 31, 2000

                              Janus Adviser Growth Fund
                              Janus Adviser Aggressive Growth Fund
                              Janus Adviser Capital Appreciation Fund
                              Janus Adviser Balanced Fund
                              Janus Adviser Equity Income Fund
                              Janus Adviser Growth and Income Fund
                              Janus Adviser Strategic Value Fund
                              Janus Adviser International Fund
                              Janus Adviser Worldwide Fund
                              Janus Adviser Flexible Income Fund
                              Janus Adviser Money Market Fund

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]


                This prospectus describes eleven portfolios of Janus Adviser Series (the "Funds") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income.

                                                               Table of contents



                RISK/RETURN SUMMARY
                   Equity Funds.............................................    2
                   Flexible Income Fund.....................................   12
                   Money Market Fund........................................   14
                   Fees and expenses........................................   16
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Funds.............................................   18
                   Flexible Income Fund.....................................   23
                   General portfolio policies of the Funds other than Money
                   Market Fund..............................................   24
                   Risks for Equity Funds...................................   27
                   Risks for Flexible Income Fund...........................   28
                   Risks common to all Non-Money Market Funds...............   28
                   Money Market Fund........................................   30
                MANAGEMENT OF THE FUNDS
                   Investment adviser.......................................   33
                   Management expenses and expense limits...................   34
                   Investment personnel.....................................   35
                OTHER INFORMATION...........................................   38
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   39
                   Funds other than Money Market Fund.......................   39
                   Money Market Fund........................................   39
                   Taxes....................................................   40
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares...................................   41
                   Purchases................................................   41
                   Exchanges................................................   42
                   Redemptions..............................................   42
                   Excessive trading........................................   42
                   Shareholder communications...............................   42
                FINANCIAL HIGHLIGHTS........................................   43
                GLOSSARY
                   Glossary of investment terms.............................   53
                RATING CATEGORIES
                   Explanation of rating categories.........................   57



                                                            Table of contents  1

Risk return summary


EQUITY FUNDS


          The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Fund, Equity Income Fund and Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.


1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY FUNDS

          - GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND AND STRATEGIC VALUE FUND seek long-term growth of capital.

          - BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          - EQUITY INCOME FUND seeks current income and long-term growth of capital.

          - GROWTH AND INCOME FUND seeks long-term capital growth and current income.

          GLOBAL/INTERNATIONAL EQUITY FUNDS

          - INTERNATIONAL FUND seeks long-term growth of capital.

          - WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?


          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Fund's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Fund's assets may be in cash or similar investments.



          Each Fund may invest without limit in foreign equity and debt securities.



          Each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.


          GROWTH FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

 2 Janus Adviser Series

          AGGRESSIVE GROWTH FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging companies.

          BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income securities.

          EQUITY INCOME FUND normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. Normally, it invests at least 65% of its invested assets in income-producing equity securities.


          GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.


          STRATEGIC VALUE FUND invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.


          INTERNATIONAL FUND normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.



          WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?


          The biggest risk is that the Funds' returns may vary, and you could lose money. If you are considering investing in any of the Equity Funds, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.



          The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases and, in the case of Strategic Value Fund, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.



          The income component of BALANCED FUND, EQUITY INCOME FUND AND GROWTH AND INCOME FUND portfolios includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


                                                          Risk return summary  3

          INTERNATIONAL FUND AND WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.


          AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND AND STRATEGIC VALUE FUND are nondiversified. This means they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.


          An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          The following information provides some indication of the risks of investing in the Equity Funds by showing how each Equity Fund's performance has varied over time. These Funds (except Strategic Value
          Fund) commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds of Janus Adviser Series. (Strategic Value Fund is a newly organized Fund.) The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar charts depict the change in performance from year to year during the periods indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.


          GROWTH FUND

          Annual returns for periods ended 12/31

                             2.31%   29.47%   17.64%   21.74%   34.99%   43.98%
                             1994     1995     1996     1997     1998     1999

          Best Quarter  4th-1998  27.58%  Worst Quarter  3rd-1998  (11.04%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was 2.75%.


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                                      1 year    5 years         (9/13/93)
                Growth Fund                                           43.98%    29.25%           23.49%
                S&P 500 Index*                                        21.03%    28.54%           22.68%
                                                                  --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Adviser Series

          AGGRESSIVE GROWTH FUND

          Annual returns for periods ended 12/31

                            16.03%   26.92%    7.19%   11.91%   33.58%  124.34%
                             1994     1995     1996     1997     1998     1999

          Best Quarter  4th-1999  59.17%  Worst Quarter  3rd-1998  (15.06%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (0.69%).


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                                     1 year     5 years         (9/13/93)
                Aggressive Growth Fund                               124.34%    35.47%           33.53%
                S&P MidCap 400 Index*                                 14.72%    23.05%           18.08%
                                                                 ---------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  5

          CAPITAL APPRECIATION FUND

          Annual returns for periods ended 12/31

                                                                57.37%   66.16%
                                                                 1998     1999

          Best Quarter  4th-1999  41.57%  Worst Quarter  3rd-1998  (10.18%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (0.84%).


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                                                 1 year         (5/1/97)
                Capital Appreciation Fund                                        66.16%          56.43%
                S&P 500 Index*                                                   21.03%          27.40%
                                                                             ---------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 6 Janus Adviser Series

          BALANCED FUND

          Annual returns for periods ended 12/31

                             0.84%   24.50%   15.39%   20.99%   33.59%   26.13%
                             1994     1995     1996     1997     1998     1999

          Best Quarter  4th-1998  20.12%  Worst Quarter  3rd-1998  (5.08%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (0.03%).


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                                      1 year     5 years         (9/13/93)
                Balanced Fund                                          26.13%    23.98%           19.82%
                S&P 500 Index*                                         21.03%    28.54%           22.68%
                Lehman Brothers Gov't/Corp Bond Index**               (2.15%)     7.61%            5.40%
                                                                  ---------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk return summary  7

          EQUITY INCOME FUND

          Annual returns for periods ended 12/31

                                                                45.55%   40.94%
                                                                 1998     1999

          Best Quarter  4th-1998  28.28%  Worst Quarter  3rd-1998  (7.28%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (2.37%).


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                                                 1 year         (5/1/97)
                Equity Income Fund                                               40.94%          46.15%
                S&P 500 Index*                                                   21.03%          27.40%
                                                                             ---------------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Adviser Series

          GROWTH AND INCOME FUND

          Annual returns for periods ended 12/31

                                                                         73.20%
                                                                          1999

          Best Quarter  4th-1999  38.24%  Worst Quarter  3rd-1999  4.18%


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (4.98%).


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                                                 1 year         (5/1/98)
                Growth and Income Fund                                           73.20%          54.57%
                S&P 500 Index*                                                   21.03%          19.85%
                                                                             ---------------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  9

          STRATEGIC VALUE FUND


          Since Strategic Value Fund is a newly organized Fund, there is no annual performance available as of the date of this Prospectus.



          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (0.70%).


          INTERNATIONAL FUND

          Annual returns for periods ended 12/31

                                     22.92%   32.76%   16.15%   16.86%   81.32%
                                      1995     1996     1997     1998     1999

          Best Quarter:  4th-1999  58.25%  Worst Quarter:  3rd-1998  (17.76%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (3.08%).


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                                      1 year    5 years         (5/2/94)
                International Fund                                    81.32%    32.06%           27.11%
                Morgan Stanley Capital International EAFE(R)
                  Index*                                              26.96%    12.83%           11.22%
                                                                  --------------------------------------------


           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.


 10 Janus Adviser Series

          WORLDWIDE FUND

          Annual returns for periods ended 12/31

                             1.20%   26.82%   28.15%   20.96%   28.25%   63.66%
                             1994     1995     1996     1997     1998     1999

          Best Quarter:  4th-1999  42.05%  Worst Quarter:  3rd-1998  (16.16%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was (3.61%).


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                                      1 year    5 years         (9/13/93)
                Worldwide Fund                                        63.66%    32.78%           28.77%
                Morgan Stanley Capital International World Index*     24.93%    19.76%           16.41%
                                                                  --------------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Funds' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk return summary  11

FLEXIBLE INCOME FUND


          Flexible Income Fund is designed for long-term investors who primarily seek total maximum return.


1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME FUND?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.


          The Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change to the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME FUND?


          In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's assets may be in cash or similar investments.



          The Fund may invest without limit in foreign debt and equity securities.



          Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund may own an unlimited amount of high-yield/high-risk bonds.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME FUND?

          Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


          The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Another fundamental risk associated with the Fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



          The Fund may invest an unlimited amount in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be more sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 12 Janus Adviser Series

          The following information provides some indication of the risks of investing in Flexible Income Fund by showing how the Fund's performance has varied over time. The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds of Janus Adviser Series. The following returns reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns of the Fund for the periods indicated to a broad-based securities market index.


          FLEXIBLE INCOME FUND

          Annual returns for periods ended 12/31

                            (1.25%)  23.47%    8.62%   10.77%    8.58%    0.90%
                             1994     1995     1996     1997     1998     1999

          Best Quarter:  2nd-1995  6.61%  Worst Quarter:  2nd-1999  (1.38%)


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was 2.85%.


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                                      1 year     5 years         (9/13/93)
                Flexible Income Fund                                    0.90%    10.24%            7.89%
                Lehman Brothers Gov't/Corp Bond Index*                (2.15%)     7.61%            5.40%
                                                                  ---------------------------------------------

           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk return summary  13

MONEY MARKET FUND

          Money Market Fund is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET FUND?

--------------------------------------------------------------------------------

          - MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

          The Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET FUND?

          MONEY MARKET FUND will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET FUND?


          The Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.


          An investment in Money Market Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Fund.

 14 Janus Adviser Series

          The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time. The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds of Janus Adviser Series. The following returns reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar chart depicts the change in performance from year to year during the periods indicated.


          MONEY MARKET FUND

          Annual returns for periods ended 12/31

                                               4.24%    4.02%    4.85%    4.45%
                                               1996     1997     1998     1999

          Best Quarter:  4th-1999  1.29%  Worst Quarter:  1st-1997  0.64%


          The Fund's year-to-date return for the calendar quarter ended September 30, 2000, was 4.20%.


          For Money Market Fund's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

          Money Market Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk return summary  15

FEES AND EXPENSES


          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.


          ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 16 Janus Adviser Series

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The information shown is based upon estimated annualized expenses the Funds expect to incur during their initial fiscal year.

                                                                              Total Annual Fund                Total Annual Fund
                                               Distribution                       Operating                        Operating
                                 Management      (12b-1)          Other           Expenses           Total         Expenses
                                     Fee         Fees(1)        Expenses      Without Waivers(2)    Waivers     With Waivers(2)
    Growth Fund                     0.65%         0.25%           0.29%             1.19%            0.02%           1.17%
    Aggressive Growth Fund          0.65%         0.25%           0.28%             1.18%            0.02%           1.16%
    Capital Appreciation Fund       0.65%         0.25%           0.36%             1.26%            0.08%           1.18%
    Balanced Fund                   0.65%         0.25%           0.29%             1.19%            0.02%           1.17%
    Equity Income Fund              0.65%         0.25%           6.14%             7.04%            5.29%           1.75%
    Growth and Income Fund          0.65%         0.25%           0.35%             1.25%              N/A           1.25%
    Strategic Value Fund            0.65%         0.25%           5.14%             6.04%            4.29%           1.75%
    International Fund              0.65%         0.25%           0.53%             1.43%            0.19%           1.24%
    Worldwide Fund                  0.65%         0.25%           0.32%             1.22%            0.02%           1.20%
    Flexible Income Fund            0.65%         0.25%           7.22%             8.12%            6.92%           1.20%
    Money Market Fund               0.25%         0.25%           2.28%             2.78%            1.92%           0.86%

--------------------------------------------------------------------------------

   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   (2) All expenses are stated both with and without contractual waivers by Janus Capital. Total annual fund operating expenses without waivers for the Funds formed from the reorganization of Janus Aspen Series Retirement Shares (Predecessor Funds) are estimated to be higher than the Predecessor Funds' because the new Funds will initially be smaller in size. However, Janus Capital has contractually agreed to waive each reorganized Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated until at least July 31, 2003 (which is based on the expense ratio of the Predecessor Funds). The waiver for Strategic Value Fund
       (a newly organized Fund) will continue until at least the next annual renewal of the advisory agreement. These waivers are first applied against the Management Fee and then against Other Expenses.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 Year       3 Years      5 Years       10 Years
                                                             -----------------------------------------------------
    Growth Fund                                               $121        $  378        $  654        $1,443
    Aggressive Growth Fund                                    $120        $  375        $  649        $1,432
    Capital Appreciation Fund                                 $128        $  400        $  692        $1,523
    Balanced Fund                                             $121        $  378        $  654        $1,443
    Equity Income Fund                                        $697        $2,048        $3,345        $6,362
    Growth and Income Fund                                    $127        $  397        $  686        $1,511
    Strategic Value Fund                                      $601        $1,784           N/A           N/A
    International Fund                                        $146        $  452        $  782        $1,713
    Worldwide Fund                                            $124        $  387        $  670        $1,477
    Flexible Income Fund                                      $799        $2,324        $3,755        $6,960
    Money Market Fund                                         $281        $  862        $1,469        $3,109

                                                         Risk return summary  17

Investment objectives, principal investment
           strategies and risks

EQUITY FUNDS

          This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY FUNDS

          GROWTH FUND
          Growth Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH FUND
          Aggressive Growth Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalization within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

          CAPITAL APPRECIATION FUND
          Capital Appreciation Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.

          BALANCED FUND
          Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income securities.

          EQUITY INCOME FUND
          Equity Income Fund seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stocks, and growth potential is a significant investment consideration. The Fund tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its invested assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

 18 Janus Adviser Series

          GROWTH AND INCOME FUND

          Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.


          STRATEGIC VALUE FUND
          Strategic Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.


          The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.


          The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

GLOBAL/INTERNATIONAL EQUITY FUNDS

          INTERNATIONAL FUND
          International Fund seeks long-term growth of capital. Normally, the Fund pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE FUND

          Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


            Investment objectives, principal investment strategies and risks  19

The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


          Each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.



          In the case of Strategic Value Fund, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.



          Balanced Fund, Equity Income Fund and Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Equity Funds. Income realized on the Funds' investments will be incidental to their objectives. In the case of Balanced Fund, Equity Income Fund and Growth and Income Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


3. WHAT DOES "MARKET CAPITALIZATION" MEAN?



          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Aggressive Growth Fund. The other Equity Funds offered by this Prospectus do not emphasize companies of any particular size.



4. HOW DO BALANCED FUND, EQUITY INCOME FUND AND GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?


          Growth and Income Fund places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund or Equity Income Fund. Although Equity Income Fund invests substantially all of its assets in common stocks, it emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Growth and Income Fund, as discussed in more detail below. Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Equity Income Fund and Growth and Income Fund.

 20 Janus Adviser Series

 5. HOW DOES EQUITY INCOME FUND TRY TO LIMIT PORTFOLIO VOLATILITY?


          Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500 Index. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Equity Income Fund may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.


 6. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


          Balanced Fund and Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.


 7. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED FUND'S, EQUITY INCOME FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


          The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.


 8. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?



          The income component of Balanced Fund and Growth and Income Fund will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.



 9. HOW DOES STRATEGIC VALUE FUND'S PORTFOLIO MANAGER DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


          A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below its intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

            Investment objectives, principal investment strategies and risks  21

10.HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?



          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.


 22 Janus Adviser Series

FLEXIBLE INCOME FUND

          This section takes a closer look at the investment objective of Flexible Income Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


          In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, much of the Fund's assets may be in cash or similar investments.



          Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund may own an unlimited amount of high-yield/high-risk bonds. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.


2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?


          The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk.


3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by

            Investment objectives, principal investment strategies and risks 23 averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?


          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.


5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND


          Unless otherwise stated, each of the following policies applies to all of the Funds other than Money Market Fund. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.

          When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS

          The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Fund, Equity Income Fund and Growth and Income Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Funds may also invest to a lesser degree in other types of domestic and foreign securities. These securities (which are described in the Glossary) may include:


          - debt securities

          - indexed/structured securities

 24 Janus Adviser Series

          - high-yield/high-risk bonds (less than 35% of each Fund's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Fund invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. Flexible Income Fund may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage-and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES

          Each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


          SPECIAL SITUATIONS
          Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER

          The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having


            Investment objectives, principal investment strategies and risks 25 reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

 26 Janus Adviser Series

RISKS FOR EQUITY FUNDS

          Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings
          (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies, may have more limited trading markets than the markets for securities of larger or more established issuers or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND AND STRATEGIC VALUE FUND AFFECT THEIR RISK?


          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


          If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Strategic Value Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.


            Investment objectives, principal investment strategies and risks  27

RISKS FOR FLEXIBLE INCOME FUND

          Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?


          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.


RISKS COMMON TO ALL NON-MONEY MARKET FUNDS

The following questions and answers discuss risks that apply to all Funds other than Money Market Fund.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


          Each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on issues other than the performance of a particular company. These issues include:


          - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

 28 Janus Adviser Series
            practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Because Flexible Income Fund may invest a significant portion of its assets in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.



          Please refer to "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


3. HOW DO THE FUNDS TRY TO REDUCE RISK?


          The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.


            Investment objectives, principal investment strategies and risks  29

MONEY MARKET FUND

          This section takes a closer look at the investment objective of Money Market Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


          Janus Capital has purchased money market insurance for Money Market Fund that will protect it in the event of, among other things, a decrease in the value of a portfolio security due to the default or bankruptcy of the issuer. This insurance covers all securities in which the Fund invests other than certain securities issued, guaranteed, or backed by the U.S. government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the policy does not guarantee that the Fund will maintain a value of $1.00 per share. The policy became effective on September 11, 2000 and will expire on September 11, 2001 unless renewed.



INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS


          Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          Money Market Fund will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          Money Market Fund invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Fund may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS

          The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

          - commercial paper

 30 Janus Adviser Series

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest


          Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Fund may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

            Investment objectives, principal investment strategies and risks  31

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 32 Janus Adviser Series

                                                         Management of the Funds


INVESTMENT ADVISER


          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


          Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.


          Retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries may receive fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds.

                                                     Management of the Funds  33

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).


          Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fee, distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.



                                                       Average Daily
                                                        Net Assets         Annual Rate        Expense Limit
     Fund                                                 of Fund         Percentage (%)    Percentage (%)(1)
------------------------------------------------------------------------------------------------------------------
     Growth Fund                                      All Asset Levels         0.65               0.67
     Aggressive Growth Fund                                                                       0.66
     Capital Appreciation Fund                                                                    0.68
     Balanced Fund                                                                                0.67
     Equity Income Fund                                                                           1.25
     Growth and Income Fund                                                                       1.02
     Strategic Value Fund                                                                         1.25
     International Fund                                                                           0.74
     Worldwide Fund                                                                               0.70
------------------------------------------------------------------------------------------------------------------
     Flexible Income Fund                            First $300 Million        0.65               0.70
                                                     Over $300 Million         0.55
------------------------------------------------------------------------------------------------------------------
     Money Market Fund                                All Asset Levels         0.25               0.36
------------------------------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least July 31, 2003, except Strategic Value Fund. For Strategic Value Fund, Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement.


 34 Janus Adviser Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------

            is Executive Vice President and co-manager of Janus Adviser Worldwide Fund, which he has co-managed since inception. He has also co-managed Janus Aspen Worldwide Growth Portfolio and Janus Worldwide Fund since 1999. He co-managed Janus Adviser International Fund from inception to December 2000, and Janus Aspen International Growth Fund and Janus Overseas Fund from 1998 until December 2000. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.


DAVID J. CORKINS
--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Growth and Income Fund and Janus Aspen Growth and Income Portfolio, each of which he has managed since their inceptions. He is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth College and received his Master of Business Administration from Columbia University in 1993.


DAVID C. DECKER
--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Strategic Value Fund, Janus Aspen Strategic Value Portfolio, Janus Special Situations Fund and Janus Strategic Value Fund, which he has managed since inception. He joined Janus Capital in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing Janus Special Situations Fund. He obtained his Master of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.


JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Janus
            Adviser Aggressive Growth Fund and Janus Aspen Aggressive Growth Portfolio, both of which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1997. He holds a Bachelor of Arts in Economics from Yale University. Mr. Goff has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  35

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of Janus Adviser Worldwide Fund and Janus Adviser International Fund, each of which she has co-managed since inception. She also co-manages
            Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Worldwide Fund and Janus Overseas Fund, all of which she has managed or co-managed since their inceptions. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.


BRENT A. LYNN

--------------------------------------------------------------------------------

            Brent A. Lynn is Executive Vice President and co-manager of Janus Adviser International Fund, which he co-manages effective January 2001. He also co-manages Janus Aspen International Growth Portfolio and Janus Overseas Fund effective January 2001. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts in Economics and a Masters Degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.



KAREN L. REIDY

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Balanced Fund, and Janus Adviser Equity Income Fund, which she has managed since inception. She is also Executive Vice President and portfolio manager of Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Balanced Fund and Janus Equity Income Fund as of January 2000. Ms. Reidy joined Janus Capital in 1995. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.


BLAINE P. ROLLINS
--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Growth Fund, which he has managed since inception. He is also Executive Vice President and portfolio manager of Janus Aspen Growth Portfolio and Janus Fund, which he has managed since January 2000. He previously managed Janus Aspen Balanced Portfolio from May 1996 to December 1999 and Janus Aspen Equity Income Portfolio from its inception to December 1999, Janus Balanced Fund from January 1996 through December 1999 and Janus Equity Income Fund from its inception until December 1999. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.


 36 Janus Adviser Series

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Janus
            Adviser Capital Appreciation Fund and Janus Aspen Capital Appreciation Portfolio, which he has managed since their inception. He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus
            Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Janus
            Adviser Flexible Income Fund and Janus Aspen Flexible Income Portfolio which he has managed or co-managed since their inceptions. He previously served as co-manager of Janus Aspen High-Yield Portfolio, from its inception to May 1998. He managed Janus Aspen Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December
            1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He previously served as co-manager of Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.


J. ERIC THORDERSON

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Money Market Fund effective January 2001. Mr. Thorderson is also Executive Vice President and portfolio manager of Janus Aspen Money Market Portfolio effective January 2001, and Janus Government Money Market Fund, which he has managed since February 1999. He joined Janus Capital in May 1996 as a senior research analyst. Prior to joining Janus Capital, he was a portfolio manager for USAA Investment Management Company. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Masters degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  37

Other information

          ADMINISTRATIVE SERVICES FEE

          Janus Service Corporation, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Service expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

          DISTRIBUTION FEE

          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of a Fund. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          DISTRIBUTION OF FUNDS

          The Funds are distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 38 Janus Adviser Series

                                                         Distributions and taxes


DISTRIBUTIONS

          To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.


FUNDS OTHER THAN MONEY MARKET FUND


          DISTRIBUTION SCHEDULE

                                                                 Dividends                          Capital Gains
                Balanced Fund,                                   Normally declared and paid in      Normally declared and paid in
                Equity Income Fund                               March, June, September and         December
                and Growth and Income Fund                       December
                -----------------------------------------------------------------------------------------------------------------
                All other Equity Funds                           Normally declared and paid in      Normally declared and paid in
                                                                 December                           December
                -----------------------------------------------------------------------------------------------------------------
                Flexible Income Fund                             Normally declared daily,           Normally declared and paid in
                                                                 Saturdays, Sundays & holidays      December
                                                                 included and paid monthly

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Growth Fund declared a dividend in the amount of $0.25 per share. If Growth Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

          "BUYING A DIVIDEND"

          If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

          For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

          For the Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

                                                     Distributions and taxes  39

          For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

          As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.


          The following discussion is not a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.


          TAXES ON DISTRIBUTIONS

          Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you. Account tax information will also be sent to the IRS.

          Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

          TAXATION OF THE FUNDS


          Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.



          The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.


 40 Janus Adviser Series

                                                             Shareholder's guide


          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUNDS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

PRICING OF FUND SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Fund or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Funds are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Fund holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

          Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

          Purchases of Fund shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. Financial intermediaries must maintain a $100,000 minimum aggregate account balance in a Fund, except for defined contribution plans and broker wrap accounts.


          The Funds do not permit excessive trading or market timing. Excessive purchases of Fund shares disrupt portfolio management and drive Fund expenses higher. Each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Fund.



          For more information about the Funds' policy on market timing, see "Excessive Trading" on the next page. Although there is no present intention to do so, the Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's shares are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to authorize investments in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.


                                                         Shareholder's guide  41

EXCHANGES

          Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).

          - You may exchange shares of a Fund only for shares of another Fund in Janus Adviser Series offered through your financial intermediary or qualified plan.

          - You must meet the minimum investment amount for each Fund.

          - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

          Shares of any Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


EXCESSIVE TRADING



          Excessive trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Fund's investments. The Funds do not permit excessive trading or market timing. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Fund's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Fund will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into a Fund by any person, group or commonly controlled account. The Funds may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends July 31.

 42 Janus Adviser Series

                                                            Financial highlights



          Janus Adviser Series commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. For each Fund of Janus Adviser Series (except Strategic Value
          Fund) financial highlights are presented below for the Retirement Shares of the Predecessor Fund of Janus Aspen Series (from inception of the Retirement Shares for each period shown). Financial highlights are not presented for Strategic Value Fund because it is a newly organized Fund. Items 1 through 8 reflect financial results for a single Fund share.



          The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Retirement Shares of each of the Predecessor Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Janus Aspen Series' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



GROWTH PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                             $33.63         $23.45      $18.46      $16.18
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            (0.02)           0.07      (0.03)        0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      (0.22)          10.25        6.32        2.71
  4. Total from investment operations                                 (0.24)          10.32        6.29        2.75
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                               --             --          --      (0.10)
  6. Distributions (from capital gains)                               (2.57)         (0.14)      (1.30)      (0.37)
  7. Total distributions                                              (2.57)         (0.14)      (1.30)      (0.47)
  8. NET ASSET VALUE, END OF PERIOD                                   $30.82         $33.63      $23.45      $18.46
  9. Total return*                                                   (0.64%)         43.98%      34.99%      17.22%
 10. Net assets, end of period (in thousands)                       $189,318        $59,334         $18         $12
 11. Average net assets for the period (in thousands)               $127,737        $12,209         $13         $11
 12. Ratio of gross expenses to average net assets**(3)                1.17%(4)       1.17%(4)    1.18%(4)    1.20%(4)
 13. Ratio of net expenses to average net assets**(5)                  1.17%          1.17%       1.18%       1.20%
 14. Ratio of net investment income to average net assets**          (0.30%)        (0.25%)     (0.23%)       0.29%
 15. Portfolio turnover ratio**                                          46%            53%         73%        122%
--------------------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.17% in 2000, 1.19% in 1999, 1.25% in 1998 and 1.28% in 1997
   before reduction of the management fees to the effective rate of Janus Fund.


(5)The expense ratio reflects expenses after any expense offset arrangements.


                                                        Financial highlights  43

AGGRESSIVE GROWTH PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                             $58.91         $27.42      $20.49      $16.12
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            (0.17)           0.19      (0.12)      (0.06)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      (1.63)          32.70        7.05        4.43
  4. Total from investment operations                                 (1.80)          32.89        6.93        4.37
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                               --             --          --          --
  6. Distributions (from capital gains)                               (6.33)         (1.40)          --          --
  7. Total distributions                                              (6.33)         (1.40)          --          --
  8. NET ASSET VALUE, END OF PERIOD                                   $50.78         $58.91      $27.42      $20.49
  9. Total return*                                                   (3.17%)        124.34%      33.58%      27.11%
 10. Net assets, end of period (in thousands)                       $302,466        $47,928         $17         $13
 11. Average net assets for the period (in thousands)               $162,084         $9,786         $14         $11
 12. Ratio of gross expenses to average net assets**(3)                1.17%(4)       1.19%(4)    1.26%(4)    1.32%(4)
 13. Ratio of net expenses to average net assets**(5)                  1.17%          1.19%       1.26%       1.32%
 14. Ratio of net investment income to average net assets**          (1.01%)        (1.00%)     (0.86%)     (0.62%)
 15. Portfolio turnover ratio**                                          84%           105%        132%        130%
--------------------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.17% in 2000, 1.19% in 1999, 1.29% in 1998 and 1.34% in 1997
   before reduction of the management fees to the effective rate of Janus Enterprise Fund.


(5)The expense ratio reflects expenses after any expense offset arrangements.


 44 Janus Adviser Series

CAPITAL APPRECIATION PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                             $33.00         $19.86      $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              0.09         (0.08)      (0.04)        0.12
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      (1.66)          13.22        7.28        2.50
  4. Total from investment operations                                 (1.57)          13.14        7.24        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                           (0.10)             --          --          --
  6. Distributions (from capital gains)                               (0.01)             --          --          --
  7. Total distributions                                              (0.11)             --          --          --
  8. NET ASSET VALUE, END OF PERIOD                                   $31.32         $33.00      $19.86      $12.62
  9. Total return*                                                   (4.74%)         66.16%      57.37%      26.20%
 10. Net assets, end of period (in thousands)                       $118,394        $23,529         $20         $13
 11. Average net assets for the period (in thousands)                $65,965         $4,402         $15         $12
 12. Ratio of gross expenses to average net assets**(3)                1.17%(4)       1.19%(4)    1.44%(4)    1.73%(4)
 13. Ratio of net expenses to average net assets**(5)                  1.17%          1.19%       1.44%       1.73%
 14. Ratio of net investment income to average net assets**            0.97%          0.23%     (0.25%)       1.55%
 15. Portfolio turnover ratio**                                          13%            52%         91%        101%
--------------------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.18% in 2000, 1.28% in 1999, 1.49% in 1998 and 2.66% in 1997
   before reduction of the management fees to the effective rate of Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter.


(5)The expense ratio reflects expenses after any expense offset arrangements.


                                                        Financial highlights  45

BALANCED PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                            $28.04         $22.59      $17.47      $15.38
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                             0.28           0.46        0.21        0.27
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     (0.52)           5.41        5.58        2.30
  4. Total from investment operations                                (0.24)           5.87        5.79        2.57
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                          (0.33)         (0.42)      (0.18)      (0.30)
  6. Distributions (from capital gains)                              (2.33)             --      (0.49)      (0.18)
  7. Total distributions                                             (2.66)         (0.42)      (0.67)      (0.48)
  8. NET ASSET VALUE, END OF PERIOD                                  $25.14         $28.04      $22.59      $17.47
  9. Total return*                                                  (0.86%)         26.13%      33.59%      16.92%
 10. Net assets, end of period (in thousands)                      $140,179        $53,598     $17,262         $12
 11. Average net assets for the period (in thousands)               $96,509        $28,498      $3,650         $11
 12. Ratio of gross expenses to average net assets**(3)               1.17%(4)       1.19%(4)    1.24%(4)    1.32%(4)
 13. Ratio of net expenses to average net assets**(5)                 1.17%          1.19%       1.24%       1.32%
 14. Ratio of net investment income to average net assets**           2.67%          2.36%       2.04%       2.38%
 15. Portfolio turnover ratio**                                         59%            92%         70%        139%
--------------------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.17% in 2000, 1.19% in 1999, 1.26% in 1998 and 1.33% in 1997
   before reduction of the management fees to the effective rate of Janus Balanced Fund.


(5)The expense ratio reflects expenses after any expense offset arrangements.


 46 Janus Adviser Series

EQUITY INCOME PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                             $27.07        $19.28      $13.42      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            (0.03)          0.03      (0.05)        0.01
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      (0.88)          7.85        6.12        3.41
  4. Total from investment operations                                 (0.91)          7.88        6.07        3.42
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                               --            --          --          --
  6. Distributions (from capital gains)                               (6.17)        (0.09)      (0.21)          --
  7. Total distributions                                              (6.17)        (0.09)      (0.21)          --
  8. NET ASSET VALUE, END OF PERIOD                                   $19.99        $27.07      $19.28      $13.42
  9. Total return*                                                    (3.34%)       40.94%      45.55%      34.20%
 10. Net assets, end of period (in thousands)                         $1,369          $464         $20         $13
 11. Average net assets for the period (in thousands)                 $1,264          $128         $16         $12
 12. Ratio of gross expenses to average net assets**(3)                1.76%(4)      1.78%(4)    1.75%(4)    1.74%(4)
 13. Ratio of net expenses to average net assets**(5)                  1.76%         1.77%       1.75%       1.74%
 14. Ratio of net investment income to average net assets**          (0.30%)       (0.04%)     (0.33%)       0.07%
 15. Portfolio turnover ratio**                                          86%          114%         79%        128%
--------------------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 2.07% in 2000, 1.91% in 1999, 2.36% in 1998 and 6.19% in 1997
   before fee waiver and reduction of the management fees to the effective rate of Janus Equity Income Fund.


(5)The expense ratio reflects expenses after any expense offset arrangements.


                                                        Financial highlights  47

GROWTH AND INCOME PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------
                                                                                        Years ended
                                                                  Period ended          December 31
                                                                July 31, 2000(1)      1999      1998(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                              $20.68       $11.94      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                               0.02       (0.01)        0.01
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                       (1.08)         8.75        1.93
  4. Total from investment operations                                  (1.06)         8.74        1.94
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                            (0.03)           --          --
  6. Distributions (from capital gains)                                (0.31)           --          --
  7. Total distributions                                               (0.34)           --          --
  8. NET ASSET VALUE, END OF PERIOD                                    $19.28       $20.68      $11.94
  9. Total return*                                                    (5.13%)       73.20%      19.40%
 10. Net assets, end of period (in thousands)                         $17,894       $6,982         $12
 11. Average net assets for the period (in thousands)                 $11,641       $1,826         $10
 12. Ratio of gross expenses to average net assets**(3)                 1.25%(4)     1.53%(4)    1.72%(4)
 13. Ratio of net expenses to average net assets**(5)                   1.24%        1.53%       1.72%
 14. Ratio of net investment income to average net assets**             0.35%        0.11%       0.21%
 15. Portfolio turnover ratio**                                           27%          59%         62%
--------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1998 (inception) to December 31, 1998.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.25% in 2000, 1.62% in 1999 and 3.53% in 1998 before reduction of the management fees to the effective rate of Janus Growth and Income Fund.


(5)The expense ratio reflects expenses after any expense offset arrangements.


 48 Janus Adviser Series

INTERNATIONAL GROWTH PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                             $38.56        $21.27      $18.44      $16.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              0.42            --        0.05        0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      (0.49)         17.30        3.07        1.73
  4. Total from investment operations                                 (0.07)         17.30        3.12        1.77
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                           (0.39)        (0.01)      (0.01)      (0.09)
  6. Distributions (from capital gains)                               (1.25)            --      (0.28)      (0.04)
  7. Total distributions                                              (1.64)        (0.01)      (0.29)      (0.13)
  8. NET ASSET VALUE, END OF PERIOD                                   $36.85        $38.56      $21.27      $18.44
  9. Total return*                                                   (0.10%)        81.32%      16.86%      10.53%
 10. Net assets, end of period (in thousands)                        $48,003       $16,986         $17         $11
 11. Average net assets for the period (in thousands)                $33,338        $3,738         $13         $11
 12. Ratio of gross expenses to average net assets**(3)                1.22%(4)      1.25%(4)    1.35%(4)    1.45%(4)
 13. Ratio of net expenses to average net assets**(5)                  1.22%         1.24%       1.35%       1.45%
 14. Ratio of net investment income to average net assets**            2.58%       (0.29%)       0.26%       0.26%
 15. Portfolio turnover ratio**                                          52%           80%         93%         86%
--------------------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.22% in 2000, 1.32% in 1999, 1.44% in 1998 and 1.57% in 1997
   before reduction of the management fees to the effective rate of Janus Overseas Fund.


(5)The expense ratio reflects expenses after any expense offset arrangements.


                                                        Financial highlights  49

WORLDWIDE GROWTH PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                             $47.56          $29.06     $23.36      $20.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              0.03          (0.04)       0.02        0.14
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      (0.26)           18.54       6.57        2.80
  4. Total from investment operations                                 (0.23)           18.50       6.59        2.94
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                               --              --     (0.02)      (0.14)
  6. Distributions (from capital gains)                               (3.66)              --     (0.87)      (0.16)
  7. Total distributions                                              (3.66)              --     (0.89)      (0.30)
  8. NET ASSET VALUE, END OF PERIOD                                   $43.67          $47.56     $29.06      $23.36
  9. Total return*                                                   (0.42%)          63.66%     28.25%      14.22%
 10. Net assets, end of period (in thousands)                       $409,780        $174,399     $5,837        $403
 11. Average net assets for the period (in thousands)               $316,174         $49,424     $1,742         $11
 12. Ratio of gross expenses to average net assets**(3)                1.20%(4)        1.21%(4)   1.22%(4)    1.26%(4)
 13. Ratio of net expenses to average net assets**(5)                  1.20%           1.21%      1.22%       1.26%
 14. Ratio of net investment income to average net assets**            0.00%         (0.34%)    (0.02%)       0.16%
 15. Portfolio turnover ratio**                                          47%             67%        77%         80%
--------------------------------------------------------------------------------------------------------------------



 * Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.20% in 2000, 1.21% in 1999, 1.32% in 1998 and 1.32% in 1997
   before reduction of the management fees to the effective rate of Janus Worldwide Fund.


(5)The expense ratio reflects expenses after any expense offset arrangements.


 50 Janus Adviser Series

FLEXIBLE INCOME PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                            $11.72          $12.05      $11.77      $11.41
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                             0.47            0.37        0.73        0.50
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     (0.31)          (0.27)        0.27        0.58
  4. Total from investment operations                                  0.16            0.10        1.00        1.08
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                          (0.46)          (0.36)      (0.61)      (0.61)
  6. Distributions (from capital gains)                                  --          (0.07)      (0.11)      (0.11)
  7. Total distributions                                             (0.46)          (0.43)      (0.72)      (0.72)
  8. NET ASSET VALUE, END OF PERIOD                                  $11.42          $11.72      $12.05      $11.77
  9. Total return*                                                    1.37%           0.90%       8.58%       9.73%
 10. Net assets, end of period (in thousands)                          $810            $842         $12         $11
 11. Average net assets for the period (in thousands)                  $817            $250         $11         $10
 12. Ratio of gross expenses to average net assets**(3)               1.28%(4)        1.20%(4)    1.24%(4)    1.23%(4)
 13. Ratio of net expenses to average net assets**(5)                 1.28%           1.20%       1.23%       1.23%
 14. Ratio of net investment income to average net assets**           6.74%           6.80%       5.92%       6.39%
 15. Portfolio turnover ratio**                                        183%            116%        145%        119%
--------------------------------------------------------------------------------------------------------------------



 *Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 1.28% in 2000, 1.20% in 1999, 1.24% in 1998 and 1.23% in 1997
   before waiver of certain fees incurred by Flexible Income Portfolio.


(5)The expense ratio reflects expenses after any expense offset arrangements.


                                                        Financial highlights  51

MONEY MARKET PORTFOLIO - RETIREMENT SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                  Period ended          Years ended December 31
                                                                July 31, 2000(1)      1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                             $1.00           $1.00      $1.00       $1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                             0.03            0.04       0.05        0.03
  3. Net gains or losses on securities (both realized and
     unrealized)                                                         --              --         --          --
  4. Total from investment operations                                  0.03            0.04       0.05        0.03
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                          (0.03)          (0.04)     (0.05)      (0.03)
  6. Distributions (from capital gains)                                  --              --         --          --
  7. Total distributions                                             (0.03)          (0.04)     (0.05)      (0.03)
  8. NET ASSET VALUE, END OF PERIOD                                   $1.00           $1.00      $1.00       $1.00
  9. Total return*                                                    3.17%           4.45%      4.85%       3.13%
 10. Net assets, end of period (in thousands)                        $6,684          $1,153        $11         $10
 11. Average net assets for the period (in thousands)                $4,775            $150        $10         $10
 12. Ratio of gross expenses to average net assets**(3)               0.90%(4)        0.86%(4)   0.84%(4)    1.00%(4)
 13. Ratio of net expenses to average net assets**(5)                 0.90%           0.86%      0.84%       1.00%
 14. Ratio of net investment income to average net assets**           5.57%           5.18%      4.74%       4.66%
--------------------------------------------------------------------------------------------------------------------



 *Total return not annualized for periods of less than one year.


** Annualized for periods of less than one full year.


(1)January 1, 2000 to July 31, 2000.


(2)May 1, 1997 (inception) to December 31, 1997.


(3)The expense ratio reflects expenses prior to any expense offset arrangements.


(4)The ratio was 0.90% in 2000, 0.86% in 1999, 0.84% in 1998 and 1.10% in 1997
   before waiver of certain fees incurred by Money Market Portfolio.


(5)The expense ratio reflects expenses after any expense offset arrangements.


 52 Janus Adviser Series

                                                    Glossary of investment terms



          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.


I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.


          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the

                                                Glossary of investment terms  53
          tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.


          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 54 Janus Adviser Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.



          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.



          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.


          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.


          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                                                Glossary of investment terms  55

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

 56 Janus Adviser Series

                                                Explanation of rating categories


          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  57

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 58 Janus Adviser Series

                       This page intentionally left blank

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com


You can request other information, including a Statement of Additional Information for Janus Adviser Series, or an Annual Report or Semiannual Report of Janus Aspen Series, free of charge, by contacting your plan sponsor, broker or financial institution. In the Janus Aspen Series Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of Janus Aspen Series during the last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.


The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You
may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-9885


INSPROADVCOMB1200

                                  [JANUS LOGO]

                 Janus Adviser Series
                 Statement of Additional Information

Janus Adviser Growth Fund
Janus Adviser Aggressive Growth Fund
Janus Adviser Capital Appreciation Fund
Janus Adviser Balanced Fund
Janus Adviser Equity Income Fund
Janus Adviser Growth and Income Fund
Janus Adviser Strategic Value Fund
Janus Adviser International Fund
Janus Adviser Worldwide Fund
Janus Adviser Flexible Income Fund
Janus Adviser Money Market Fund


                              December 31, 2000

                              100 Fillmore Street
                              Denver, CO 80206-4928
                              (800) 525-0020

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Fund is managed separately by Janus Capital Corporation.

The shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.


This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated December 31, 2000, which is incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                                        [JANUS LOGO]


                 Janus Adviser Series......................................... 1


                     Janus Adviser Growth Fund


                     Janus Adviser Aggressive Growth Fund


                     Janus Adviser Capital Appreciation Fund


                     Janus Adviser Balanced Fund


                     Janus Adviser Equity Income Fund


                     Janus Adviser Growth and Income Fund


                     Janus Adviser Strategic Value Fund


                     Janus Adviser International Fund


                     Janus Adviser Worldwide Fund


                     Janus Adviser Flexible Income Fund


                 Janus Adviser Series........................................ 48


                     Janus Adviser Money Market Fund


                 Financial Statements........................................ 82

                                         [JANUS LOGO]

                 Janus Adviser Series

                     Janus Adviser Growth Fund
                     Janus Adviser Aggressive Growth Fund
                     Janus Adviser Capital Appreciation Fund
                     Janus Adviser Balanced Fund
                     Janus Adviser Equity Income Fund
                     Janus Adviser Growth and Income Fund
                     Janus Adviser Strategic Value Fund
                     Janus Adviser International Fund
                     Janus Adviser Worldwide Fund
                     Janus Adviser Flexible Income Fund

    [JANUS LOGO]

                                                               Table of contents



                Classification, Portfolio Turnover, Investment Policies and
                Restrictions, and Investment Strategies and Risks...........    4
                Investment Adviser..........................................   24
                Custodian, Transfer Agent and Certain Affiliations..........   27
                Portfolio Transactions and Brokerage........................   28
                Trustees and Officers.......................................   30
                Shares of the Trust.........................................   35
                   Net Asset Value Determination............................   35
                   Purchases................................................   35
                   Distribution Plan........................................   36
                   Redemptions..............................................   36
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   38
                Principal Shareholders......................................   39
                Miscellaneous Information...................................   42
                   Shares of the Trust......................................   42
                   Shareholder Meetings.....................................   42
                   Voting Rights............................................   42
                   Independent Accountants..................................   43
                   Registration Statement...................................   43
                Performance Information.....................................   44
                Financial Statements........................................   46
                Appendix A..................................................   47
                   Explanation of Rating Categories.........................   47

Classification, portfolio turnover, investment policies and restrictions, and investment strategies and risks

CLASSIFICATION

          Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Fund, Capital Appreciation Fund and Strategic Value Fund are nondiversified funds. Each of these Funds reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. Growth Fund, Balanced Fund, Equity Income Fund, Growth and Income Fund, and International Fund, Worldwide Fund and Flexible Income Fund are diversified funds.

PORTFOLIO TURNOVER

          The Prospectus includes a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Fund's securities. These are new funds and, therefore, have no portfolio turnover history. However, several of the Funds resulted from the reorganization of corresponding portfolios of Janus Aspen Series Retirement Shares into the Funds. The portfolio turnover rates listed below are those of the predecessor funds to each of those Funds and give an indication of the expected portfolio turnover percentages of those Funds.

Fund Name                                                     1999
------------------------------------------------------------------
Growth Fund.................................................   53%
Aggressive Growth Fund......................................  105%
Capital Appreciation Fund...................................   52%
Balanced Fund...............................................   92%
Equity Income Fund..........................................  114%
Growth and Income Fund......................................   59%
International Fund..........................................   80%
Worldwide Fund..............................................   67%
Flexible Income Fund........................................  116%

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

          The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. As fundamental policies, each of the Funds may not:

          (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets of Aggressive Growth Fund, Capital Appreciation Fund and Strategic Value Fund and as to seventy-five percent (75%) of the value of the total assets of the other Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended, if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of its total assets, Aggressive Growth Fund, Capital Appreciation Fund and Strategic Value Fund may invest in the securities of as few as two issuers.

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

          (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

          As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

          The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


          (f) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in (1) repurchase agreements not entitling the holder to payment of principal and interest within seven days and (2) in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.


          (g) The Funds may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

          BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund normally will be invested in fixed-income securities.

          FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position


          As discussed in the Prospectus, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").


Illiquid Investments

          Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.


          An Equity Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.


Securities Lending

          The Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

Short Sales

          Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Each Fund may invest up to 10% (without limit for Flexible Income
          Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.


          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.


          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

          From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectus.

Municipal Obligations

          The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:


          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.


          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.


          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.


          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Flexible Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). No other Fund intends to invest 35% or more of its net assets in such bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


          Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in the 35% limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.



Defaulted Securities



          For the Funds subject to such limit, defaulted securities will be included in the 35% limit on investments in bonds rated below investment grade. The Funds will invest in defaulted securities only when its portfolio manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

          The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

          The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

          OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

          The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

          The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

          A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

          The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

          A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

          EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus

          Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser

          As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

          Retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries may receive fees from the Funds' service providers for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds.


          The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not affiliated with Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Funds may reimburse Janus Capital for its costs.


          Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Balanced Fund, Equity Income Fund, Growth and Income Fund, Strategic Value Fund, International Fund and Worldwide Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. The advisory fee is calculated daily and paid monthly.

          Until, at least, July 31, 2003, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse each Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                Expense Limit
                                 Percentage
          Fund Name                  (%)
---------------------------------------------
Growth Fund                         0.67
Aggressive Growth Fund              0.66
Capital Appreciation Fund           0.68
Balanced Fund                       0.67
Equity Income Fund                  1.25
Growth and Income Fund              1.02
International Fund                  0.74
Worldwide Fund                      0.70
Flexible Income Fund                0.70

          In addition, Janus Capital has agreed to reimburse Strategic Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Fund until at least the next annual renewal of the advisory agreement.

          The Advisory Agreement for each of the Funds is dated April 3, 2000 and will continue in effect until July 1, 2001, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account.

          Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


          Stilwell Financial Inc. ("Stilwell") owns approximately 82.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, owns approximately 12.4% of Janus Capital's voting stock and, by agreement with Stilwell, selects a majority of Janus Capital's Board, subject to the approval of Stilwell, which Stilwell cannot unreasonably withhold.


          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


          The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Funds' Code of Ethics which applies to Directors/ Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Funds' Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Funds.


          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations


          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


          Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services for the Funds. Janus Service Corporation receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the initial class of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Funds. Janus Service expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.


          The Funds pay DST Systems, Inc. ("DST"), a minority owned subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account. The Funds also pay DST for the use of its portfolio and fund accounting system, a monthly fee of $265 to $1,323, based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).



          The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. See "Portfolio Transactions and Brokerage."


          Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Portfolio transactions and brokerage

          Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to:
          Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.

          Brokerage commissions will be paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

          Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Fund Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

Trustees and officers

          The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 63 - Trustee, Chairman and President*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series. Chairman, Chief Executive Officer, President and Director of Janus Capital. President and Director of The Janus Foundation. Director of Janus Distributors, Inc.



Gary O. Loo, Age 60 - Trustee


102 N. Cascade Avenue, Suite 500

Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).


Dennis B. Mullen, Age 57 - Trustee

7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-
          1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).


James T. Rothe, Age 57 - Trustee

102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm).


William D. Stewart, Age 56 - Trustee

5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------

          Trustee of Janus Investment Fund and Janus Aspen Series. President of MKS Instruments - HPS Products, Boulder, CO (manufacturer of vacuum fittings and valves).


--------------------------------------------------------------------------------

*Interested person of the Trust and Janus Capital.

Martin H. Waldinger, Age 62 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.


Laurence J. Chang, Age 35 - Executive Vice President, co-portfolio manager of Janus Adviser Worldwide Fund*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and co-manager of Janus Investment Fund and Janus Aspen Series. Formerly, Executive Vice President and co-manager of Janus Adviser International Fund (2000). Vice President of Janus Capital. Formerly, a research analyst at Janus Capital(1993-1996).



David J. Corkins, Age 34 - Executive Vice President, portfolio manager of Janus Adviser Growth and Income Fund*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, a research analyst at Janus Capital (1995-1997).



David C. Decker, Age 34 - Executive Vice President, portfolio manager of Janus Adviser Strategic Value Fund*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, a research analyst at Janus Capital (1992-1996).



James P. Goff, Age 36 - Executive Vice President, portfolio manager of Janus Adviser Aggressive Growth Fund*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.


--------------------------------------------------------------------------------

*Interested person of the Trust and Janus Capital.

Helen Young Hayes, Age 38 - Executive Vice President, co-manager of Janus
                            Adviser Worldwide Fund and Janus Adviser
100 Fillmore Street         International Fund*

Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President, co-manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.



Brent A. Lynn, Age 36 - Executive Vice President and co-portfolio manager of
                        Janus Adviser International Fund*


100 Fillmore Street


Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Executive Vice President and co-portfolio manager of Janus Aspen Series and Janus Investment Fund. Vice President of Janus Capital. Formerly, a research analyst for Janus Capital (1991 to 2000).



Karen L. Reidy, Age 33 - Executive Vice President, portfolio manager of Janus
                         Adviser Balanced Fund and Janus Adviser Equity Income
100 Fillmore Street      Fund*
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, an equity analyst at Janus Capital (1995-1999).



Blaine P. Rollins, Age 33 - Executive Vice President, portfolio manager of Janus
                            Adviser Growth Portfolio*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.



Scott W. Schoelzel, Age 42 - Executive Vice President, portfolio manager of Janus Adviser Capital Appreciation Fund*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.



Ronald V. Speaker, Age 36 - Executive Vice President, portfolio manager of Janus Adviser Flexible Income Fund*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.


--------------------------------------------------------------------------------

*Interested person of the Trust and Janus Capital.

Thomas A. Early, Age 45 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------


          Vice President and General Counsel of Janus Investment Fund and Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital, Janus Distributors, Inc. and The Janus Foundation. Vice President, General Counsel, Secretary and Director of Janus Service Corporation and Janus Capital International, Ltd. Vice President, General Counsel and Director of Janus International Limited and Janus International (Asia) Limited. Interim Financial Officer for Janus International Limited. Director of Janus World Funds Plc. and Janus Capital Trust Manager Limited. Formerly (1997 to 1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994 to 1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ.



Bonnie M. Howe, Age 35 - Vice President*


100 Fillmore Street


Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President of Janus Aspen Series and Janus Investment Fund. Vice President and Assistant General Counsel of Janus Capital and Janus Service Corporation.


Kelley Abbott Howes, Age 35 - Vice President and Secretary*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Vice President and Secretary of Janus Investment Fund and Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital and Janus Service Corporation. Vice President of Janus Distributors, Inc.



Glenn P. O'Flaherty, Age 42 - Treasurer and Chief Accounting Officer*

100 Fillmore Street, Suite 300
Denver, CO 80206-4928

--------------------------------------------------------------------------------
          Treasurer and Chief Accounting Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital.


Heidi J. Walter, Age 33 - Vice President*


100 Fillmore Street


Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President of Janus Aspen Series and Janus Investment Fund. Vice President and Assistant General Counsel of Janus Capital and Janus Service Corporation. Formerly (1995-1999), Vice President and Senior Legal Counsel at Stein Roe and Farnham Incorporated.


--------------------------------------------------------------------------------
*Interested person of the Trust and Janus Capital.

          The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.




          The following table shows the aggregate compensation that the Funds are expected to receive and the aggregate compensation paid to each Trustee by other funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.



                                                                Aggregate Compensation      Aggregate Compensation
                                                                  from the Funds for       from the Janus Funds for
                                                                  fiscal year ending         calendar year ended
                  Name of Person, Position                          July 31, 2001**          December 31, 2000***
--------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                  $  0                      $      0
William D. Stewart, Trustee                                              $633                      $120,667
Gary O. Loo, Trustee                                                     $633                      $120,667
Dennis B. Mullen, Trustee                                                $633                      $120,667
Martin H. Waldinger, Trustee                                             $633                      $120,667
James T. Rothe, Trustee                                                  $633                      $120,667


  * An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

 ** Since the Funds commenced operations on August 1, 2000, the aggregate compensation for the Funds is estimated for the fiscal year ending July 31, 2001.


*** As of December 31, 2000, Janus Funds consisted of three registered investment companies comprised of a total of 49 funds.

Shares of the trust

NET ASSET VALUE DETERMINATION

          As stated in the Prospectus, the net asset value ("NAV") of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Fund is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

PURCHASES

          Shares of the Funds can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Fund or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your plan documents contain detailed information about investing in the different Funds.

DISTRIBUTION PLAN

          Under a distribution plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the initial class of the Funds may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the class of the Fund. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the class of a Fund for activities which are primarily intended to result in sales of the shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the class of a Fund or by vote of a majority of 12b-1 Trustees.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Income dividends, capital gains distributions and tax status


          It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Strategic Value Fund, International Fund and Worldwide Fund declare and make annual distributions of income (if any); Balanced Fund, Equity Income Fund and Growth and Income Fund declare and make quarterly distributions of income; and Flexible Income Fund declares dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.


          All income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the first business day following the record date.

          The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

          Income dividends or capital gains distributions made by the shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

          Principal Shareholders



          The officers and Trustees of the Funds cannot directly own shares of the Funds. Shares can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. As a result, such officers and Trustees as a group own less than 1% of the outstanding shares of each Fund. As of December 4, 2000, the percentage ownership of each entity owning more than 5% of the outstanding shares is listed below:



                                                                                                 PERCENTAGE
                FUND                                           NAME AND ADDRESS OF PLAN          OWNERSHIP
                Growth Fund                             American Express Trust Company              5.80%
                International Fund                      FBO American Express Trust                  8.74%
                                                        P.O. Box 534
                                                        Minneapolis, MN 55440
                Flexible Income Fund                    Arrowhead Trust Inc.                       17.62%
                                                        P.O. Box 735
                                                        San Bernardino, CA 92402
                Balanced Fund                           The Bank of New York                        7.78%
                                                        Custodian for Various Retirement Plans
                                                        3 Manhattanville Rd.
                                                        Purchase, NY 10577
                Growth and Income Fund                  Carn & Company                             11.54%
                                                        Yazaki Employee Savings & Retirement
                                                        Plan
                                                        P.O. Box 96211
                                                        Washington, DC 20090
                Flexible Income Fund                    Circle Trust Company                        6.57%
                                                        Custodian for Earth Color Inc.
                                                        Metro Center
                                                        One Station Place
                                                        Stamford, CT 06902
                Growth and Income Fund                  Circle Trust Company                        5.52%
                                                        Custodian for Gerson Company
                                                        Metro Center
                                                        One Station Place
                                                        Stamford, CT 06902
                Growth and Income Fund                  Commerce Bank N.A.                         12.33%
                                                        FBO Blackwell Sanders
                                                        P.O. Box 13366
                                                        Kansas City, MO 64199
                Growth and Income Fund                  Commerce Bank N.A.                          6.04%
                                                        FBO Fidelity Communications Company
                                                        P.O. Box 13366
                                                        Kansas City, MO 64199

                                                                                                 PERCENTAGE
                FUND                                           NAME AND ADDRESS OF PLAN          OWNERSHIP
                Growth Fund                             Connecticut General Life Insurance         30.78%
                Worldwide Fund                          Company                                    19.25%
                Balanced Fund                           P.O. Box 2975                              28.45%
                                                        Hartford, CT 06104
                Aggressive Growth Fund                  Delaware Charter Guarantee & Trust         50.47%
                Capital Appreciation Fund               Custodian for Principal Life               51.77%
                                                        P.O. Box 8706
                                                        Wilmington, DE 19899
                Flexible Income Fund                    Delaware Management Trust Company           6.58%
                                                        Custodian for Mac Equipment
                                                        P.O. Box 8708
                                                        Philadelphia, PA 19101
                Flexible Income Fund                    Delaware Management Trust Company          10.34%
                                                        Custodian for United Subcontractors
                                                        Inc.
                                                        P.O. Box 8708
                                                        Philadelphia, PA 19101
                Flexible Income Fund                    Fidelity Investments Institutional         25.79%
                                                        Operations
                                                        Company
                                                        FBO Apcon Inc.
                                                        100 Magellan Way
                                                        Covington, KY 41015
                Equity Income Fund                      Fidelity Investments Institutional         12.51%
                                                        Operations
                                                        Company
                                                        FBO Argo Data Resource Corporation
                                                        100 Magellan Way
                                                        Covington, KY 41015
                Equity Income Fund                      Fidelity Investments Institutional         19.95%
                                                        Operations
                                                        Company
                                                        FBO ETS Inc.
                                                        100 Magellan Way
                                                        Covington, KY 41015
                Equity Income Fund                      Fidelity Investments Institutional         11.69%
                                                        Operations
                                                        Company
                                                        FBO JP Wood
                                                        100 Magellan Way
                                                        Covington, KY 41015
                Growth Fund                             First Union National Bank                   5.01%
                Worldwide Fund                          Custodian for Various Retirement Plans     15.15%
                                                        1525 West W.T. Harris Boulevard
                                                        Charlotte, NC 28262

                                                                                                 PERCENTAGE
                FUND                                           NAME AND ADDRESS OF PLAN          OWNERSHIP
                Growth Fund                             Kemper Service Company                      9.61%
                Capital Appreciation Fund               FBO Participating Kemflex Plans            19.33%
                                                        811 Main Street
                                                        Kansas City, MO 64105
                International Fund                      Minnesota Life                             27.01%
                                                        400 North Robert Street
                                                        Saint Paul, MN 55101
                Equity Income Fund                      Nationwide Trust Company                    5.51%
                                                        P.O. Box 182029
                                                        Columbus, OH 43218
                Growth Fund                             Penfirn Company                             5.19%
                Growth and Income Fund                  P.O. Box 3128                              27.35%
                                                        Omaha, NE 68103
                Growth Fund                             Provident Mutual Life Insurance             5.07%
                                                        Company
                                                        P.O. Box 1717
                                                        Valley Forge, PA 19482
                Equity Income Fund                      Regions Bank                               11.93%
                                                        FBO Bud Davis Cadillac
                                                        P.O. Box 830688
                                                        Birmingham, AL 35283
                International Fund                      Schwab (Charles) & Company Inc.             8.17%
                                                        101 Montgomery Street
                                                        San Francisco, CA 94104
                Flexible Income Fund                    Summit Bank                                11.84%
                                                        Custodian for Rogers & Company
                                                        P.O. Box 821
                                                        Hackensack, NJ 07602
                Equity Income Fund                      Wells Fargo Bank MN N.A.                   27.53%
                                                        FBO Dixie Electric
                                                        P.O. Box 1533
                                                        Minneapolis, MN 55480



          To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding shares of each of the Funds as of December 4, 2000.

Miscellaneous information

          Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on March 24, 2000. As of the date of this SAI, the Trust is offering eleven series of shares, known as "Funds," each of which consists of one class of shares. Additional series and/or classes may be created from time to time.

          Ten of the Funds (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolios of Janus Aspen Series into the Funds on July 31, 2000. Strategic Value Fund is a newly organized fund.

                 PREDECESSOR FUND (EACH A PORTFOLIO OF JANUS ASPEN SERIES)                   FUND
                 ---------------------------------------------------------                   ----
                 Growth Portfolio - Retirement Shares                       Janus Adviser Growth Fund
                 Aggressive Growth Portfolio - Retirement Shares            Janus Adviser Aggressive Growth Fund
                 Capital Appreciation Portfolio - Retirement Shares         Janus Adviser Capital Appreciation Fund
                 Balanced Portfolio - Retirement Shares                     Janus Adviser Balanced Fund
                 Equity Income Portfolio - Retirement Shares                Janus Adviser Equity Income Fund
                 Growth and Income Portfolio - Retirement Shares            Janus Adviser Growth and Income Fund
                 International Growth Portfolio - Retirement Shares         Janus Adviser International Fund
                 Worldwide Growth Portfolio - Retirement Shares             Janus Adviser Worldwide Fund
                 Flexible Income Portfolio - Retirement Shares              Janus Adviser Flexible Income Fund
                 Money Market Portfolio - Retirement Shares                 Janus Adviser Money Market Fund

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

          The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

          The present Trustees were elected by the initial trustee of the Trust on April 3, 2000, and were approved by the initial shareholder on July 31, 2000. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information

          Quotations of average annual total return for the shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the shares of such Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the shares of a Fund on an annual basis, and assume that all dividends and distributions are reinvested when paid.


          These Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series ("predecessor funds") into the Funds. The following returns reflect the performance of the Retirement Shares of the predecessor funds prior to that date. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of the predecessor funds restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. The average annual total return of the predecessor funds, computed as of July 31, 2000, is shown in the table below (with the exception of Strategic Value Fund, which is a newly organized Fund).



                                                                                                                     Life of
                                                    Inception           Number                                        Fund
                                                      Date             of Months      One       Five     Ten       (including
                 Fund Name                    (of predecessor fund)   in Lifetime     Year     Years    Years   predecessor fund)
---------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                          9/13/93             82.5         24.79%   24.58%    N/A         21.20%
Aggressive Growth Fund                               9/13/93             82.5         69.07%   31.33%    N/A         29.70%
Capital Appreciation Fund                             5/1/97               39         34.46%    N/A      N/A         42.26%
Balanced Fund                                        9/13/93             82.5         13.40%   20.44%    N/A         17.87%
Equity Income Fund                                    5/1/97               39         15.73%    N/A      N/A         35.15%
Growth and Income Fund                                5/1/98               27         37.97%    N/A      N/A         34.93%
International Fund                                    5/2/94               75         61.68%   28.81%    N/A         24.30%
Worldwide Fund                                       9/13/93             82.5         45.05%   28.68%    N/A         25.99%
Flexible Income Fund                                 9/13/93             82.5          3.28%    7.93%    N/A          7.41%


          Yield quotations for a Fund are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                              YIELD = 2[(a - b + 1)(6) - 1]
                     -----------------------------------------------
                      cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period


          The yield for the 30-day period ending July 31, 2000, for the predecessor fund of Flexible Income Fund is shown below:



Flexible Income Fund                                           7.01%

          From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Fund and International Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or the Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

Financial statements

          The Janus Adviser Series commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The following audited financial statements for Janus Aspen Series for the period ended December 31, 1999 are hereby incorporated into this Statement of Additional Information by reference to the Annual Report dated December 31, 1999. Financial statements are not presented for Strategic Value Fund because it is a newly organized Fund.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          Schedules of Investments as of December 31, 1999

          Statements of Operations for the period ended December 31, 1999

          Statements of Assets and Liabilities as of December 31, 1999

          Statements of Changes in Net Assets for the periods ended December 31, 1999 and 1998

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.


The following audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000 are included into this Statement of Additional Information on pages 82-155.



          Schedules of Investments as of July 31, 2000



          Statements of Operations for the period ended July 31, 2000



          Statements of Assets and Liabilities as of July 31, 2000



          Statements of Changes in Net Assets for the period ended July 31, 2000



          Financial Highlights for each of the periods indicated



          Notes to Financial Statements



          Report of Independent Accountants

Appendix A

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                         [JANUS LOGO]

                   Janus Adviser Series

                       Money Market Fund

    [JANUS LOGO]

                                                               Table of contents



                Investment Restrictions and
                Investment Strategies.......................................   51
                Performance Data............................................   59
                Determination of Net Asset Value............................   61
                Investment Adviser..........................................   62
                Custodian, Transfer Agent
                and Certain Affiliations....................................   64
                Portfolio Transactions and Brokerage........................   65
                Trustees and Officers.......................................   66
                Purchase of Shares..........................................   69
                Distribution Plan...........................................   70
                Redemption of Shares........................................   71
                Dividends and Tax Status....................................   72
                Principal Shareholders......................................   73
                Miscellaneous Information...................................   74
                   Shares of the Trust......................................   74
                   Shareholder Meetings.....................................   74
                   Voting Rights............................................   74
                   Independent Accountants..................................   74
                   Registration Statement...................................   75
                Financial Statements........................................   76
                Appendix A..................................................   77
                   Description of Securities Ratings........................   77
                Appendix B..................................................   79
                   Description of Municipal Securities......................   79

Investment restrictions and investment strategies

INVESTMENT RESTRICTIONS

          The Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

          The Fund has adopted the following fundamental policies:

          (1) With respect to 75% of its assets, the Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Fund is currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

          (2) The Fund may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

          (3) The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (4) The Fund may not lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

          (5) The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (6) The Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, it will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

          (7) The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

          The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

          (1) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (2) The Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (3) The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

          (4) The Fund may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

          The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7);
          (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

          Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

          Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

          The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

          The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

          The Fund also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

          The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

          The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

          Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

          Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

          The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

          The Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange

          Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Reverse Repurchase Agreements

          Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

          Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

When Issued and Delayed Delivery Securities

          The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

          From time to time, the Fund may invest in securities of other investment companies. The Fund is subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of
          Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

          Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

          The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and exploration or nationalization of foreign issuers.

U.S. Government Securities


          Money Market Fund may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.


Municipal Leases

          The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

          Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

Performance data

          The Fund may provide current annualized and effective annualized yield quotations of the Fund based on the Fund's daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

          In performance advertising, the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

          Any current yield quotation of the Fund's shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Fund's shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Fund may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

          Income calculated for the purpose of determining the yield of the Fund's shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund's shares may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Fund's shares, investors should be aware that the yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The Fund's yield is not fixed or guaranteed, and an investment in the Fund is not insured. Accordingly, the Fund's yield information may not necessarily be used to compare Fund shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Fund are not insured or guaranteed, the yield information may not necessarily be used to compare the Fund with investment alternatives which are insured or guaranteed.


          The Fund commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series Money Market Portfolio into the Fund. The following yields reflect the performance of Janus Aspen Series Money Market Portfolio Retirement Shares prior to that date. The current yield and effective yield for the seven day period ended July 31, 2000, were 5.85% and 6.02%, respectively.

Determination of net asset value

          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
          iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

Investment adviser

          As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.

          Retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries may receive fees from the Fund's service providers for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Fund.

          The Fund pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record keeping for which the Fund may reimburse Janus Capital for its costs.

          The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.25% of the Fund's average daily net assets. The advisory fee is calculated daily and paid monthly.


          Until at least July 31, 2003, provided Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to reimburse the Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administration fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.36% of average daily net assets.


          The Advisory Agreement is dated April 3, 2000 and will continue in effect until July 1, 2001, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


          Janus Capital also acts as sub-advisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account in accordance with allocation procedures adopted by Janus Capital. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


          Stilwell Financial Inc. ("Stilwell") owns approximately 82.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, owns approximately 12.4% of Janus Capital's voting stock and, by agreement with Stilwell, selects a majority of Janus Capital's Board, subject to the approval of Stilwell, which Stilwell cannot unreasonably withhold.


          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


          The portfolio manager is not permitted to purchase and sell securities for his own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel and officers of Janus Capital, inside Directors/Trustees of Janus Capital and the Fund and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Fund.


          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations

          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

          Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services for the Fund. Janus Service receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the initial class of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares of the Fund. Janus Service expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.

          The Fund pays DST Systems, Inc. ("DST"), a minority owned subsidiary of Stilwell, license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST $1.10 per closed shareholder account. The Fund pays DST for the use of its portfolio and fund accounting system, a monthly fee of $250 to $1,250, based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).

          The Trustees have authorized the Fund to use another affiliate of DST as introducing broker for certain Fund transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

          Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc.

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

Portfolio transactions and brokerage

          Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

          In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to:
          Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

          The Fund generally buys and sells securities in principal and agency transactions in which no commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.

          Janus Capital may use research products and services in servicing other accounts in addition to the Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

Trustees and officers

          The following are the names of the Trustees and officers of Janus Adviser Series, a Delaware business trust of which the Fund is a series, together with a brief description of their principal occupations during the last five years.


Thomas H. Bailey, Age 63 - Trustee, Chairman and President*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series. Chairman, Chief Executive Officer, President and Director of Janus Capital. President and Director of The Janus Foundation. Director of Janus Distributors, Inc.



Gary O. Loo, Age 60 - Trustee


102 N. Cascade Avenue, Suite 500

Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, CO (investments).


Dennis B. Mullen, Age 57 - Trustee

7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer - Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).


James T. Rothe, Age 57 - Trustee

102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm).


William D. Stewart, Age 56 - Trustee

5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------

          Trustee of Janus Investment Fund and Janus Aspen Series. President of MKS Instruments - HPS Products, Boulder, CO (manufacturer of vacuum fittings and valves).


--------------------------------------------------------------------------------

*Interested person of the Trust and Janus Capital.

Martin H. Waldinger, Age 62 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.


J. Eric Thorderson, Age 39 - Executive Vice President and portfolio manager of
                             Janus Adviser Money Market Fund


100 Fillmore Street


Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Executive Vice President and portfolio manager of Janus Aspen Series and Janus Investment Fund. Vice President of Janus Capital. Formerly, a research analyst for Janus Capital (1996-1999). Formerly, a portfolio manager for USAA Investment Management Company (1991-1996).



Thomas A. Early, Age 45 - Vice President and General Counsel*

100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President and General Counsel of Janus Investment Fund and Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital, Janus Distributors, Inc. and The Janus Foundation. Vice President, General Counsel, Secretary and Director of Janus Service Corporation and Janus Capital International, Ltd. Vice President, General Counsel and Director of Janus International Limited and Janus International (Asia) Limited. Interim Financial Officer of Janus International Limited. Director of Janus World Funds Plc and Janus Capital Trust Manager Limited. Formerly (1997 to 1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994 to 1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ.



Bonnie M. Howe, Age 35 - Vice President*


100 Fillmore Street


Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President of Janus Investment Fund and Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital and Janus Service Corporation.


Kelley Abbott Howes, Age 35 - Vice President and Secretary*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Vice President and Secretary of Janus Investment Fund and Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital and Janus Service Corporation. Vice President of Janus Distributors, Inc.


--------------------------------------------------------------------------------

*Interested person of the Trust and Janus Capital.

Glenn P. O'Flaherty, Age 42 - Treasurer and Chief Accounting Officer*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Treasurer and Chief Accounting Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital.


Heidi J. Walter, Age 33 - Vice President*


100 Fillmore Street


Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President of Janus Investment Fund and Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital and Janus Service Corporation. Formerly (1995-1999), Vice President and Senior Legal Counsel at Stein Roe and Farnham Incorporated.

--------------------------------------------------------------------------------

*Interested person of the Trust and Janus Capital.


          The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.


          The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.


          The following table shows the aggregate compensation that the Funds are expected to receive and the aggregate compensation paid to each Trustee by other funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive pension or retirement benefits from the Fund or the Janus Funds.



                                                              Aggregate Compensation      Total Compensation
                                                                from the Fund for      from the Janus Funds for
                                                                fiscal year ended         calendar year ended
                  Name of Person, Position                       July 31, 2001**         December 31, 2000***
----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                $ 0                     $      0
William D. Stewart, Trustee                                            $43                     $120,667
Gary O. Loo, Trustee                                                   $88                     $120,667
Dennis B. Mullen, Trustee                                              $88                     $120,667
Martin H. Waldinger, Trustee                                           $43                     $120,667
James T. Rothe, Trustee                                                $88                     $120,667


  * An interested person of the Fund and of Janus Capital. Compensated by Janus Capital and not the Fund.

 ** Since the Fund commenced operations on August 1, 2000, the aggregate compensation for the Fund is estimated for the fiscal year ending July 31, 2001.


*** As of December 31, 2000, Janus Funds consisted of three registered investment companies comprised of a total of 49 funds.

Purchase of Shares

          Shares of the Fund can be purchased only through institutional channels such as retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Fund are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Fund or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. Your plan documents contain detailed information about investing in the Fund.

Distribution plan

          Under a distribution plan ("Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Fund may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the initial class of the Fund. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the initial class of the Fund for activities which are primarily intended to result in sales of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the class of the Fund or by vote of a majority of 12b-1 Trustees.

Redemption of Shares

          Redemptions, like purchases, may only be effected through institutional channels such as retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of the shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Dividends and tax status

          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

          All income dividends on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date.

          Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

          Income dividends or capital gains distributions made by the shares of the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

Principal shareholders



          The officers and Trustees of the Fund cannot directly own shares of the Fund. Shares can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. As a result, such officers and Trustees as a group own less than 1% of the outstanding shares of the Fund. As of December 4, 2000, the percentage ownership of each entity owning more than 5% of the outstanding shares is listed below:



          Circle Trust Company, Metro Center, One Station Place, Stamford, CT 06902-6800:



                FBO Gerson Company                                             7.58%
                FBO Gold Banc Corp., Inc.                                      9.31%
                FBO Interstate Supply Company & Retirement Plan                7.41%
                FBO Investors, Inc.                                           10.42%
                FBO Lintecum & Nickell PC                                      5.30%
                FBO Sedan Floral, Inc.                                         6.29%



          Circle Trust Company, 8515 E. Orchard Road, Englewood, CO 80111-5037:



                FBO Kansas Agencies & Investments, Inc.                        5.17%



          To the knowledge of the Fund, no other shareholder owned more than 5% of the outstanding shares of the Fund as of December 4, 2000.

Miscellaneous information

          The Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was organized as a Delaware business trust on March 24, 2000. The Trust Instrument permits the Trustees to issue an unlimited number of shares of beneficial interest from an unlimited number of series and classes of shares. As of the date of this SAI, the Trust consists of eleven series of shares, known as "Funds," each of which consists of one class of shares. Additional series and/or classes may be created from time to time.


          The Fund was formed from the reorganization of the Retirement Shares of the Money Market Portfolio of Janus Aspen Series into the Fund on July 31, 2000.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of the other Funds or class of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

          The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers.

          The present Trustees were elected by the initial trustee of the Trust on April 3, 2000, and were approved by the initial shareholder on July 31, 2000. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned in "Shareholder Meetings", each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each Fund or class of the Trust will vote separately only with respect to those matters that affect only that Fund or class or if an interest of the Fund or class in the matter differs from the interests of other Funds or classes of the Trust.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

          The Janus Adviser Series commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The following audited financial statements for Janus Aspen Series for the period ended December 31, 1999 are hereby incorporated into this Statement of Additional Information by reference to the Annual Report dated December 31, 1999.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          Schedules of Investments as of December 31, 1999

          Statements of Operations for the period ended December 31, 1999

          Statements of Assets and Liabilities as of December 31, 1999

          Statements of Changes in Net Assets for the periods ended December 31, 1999 and 1998

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.


          The following audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000 are included into this Statement of Additional Information on pages 82-155.



          Schedules of Investments as of July 31, 2000



          Statements of Operations for the period ended July 31, 2000



          Statements of Assets and Liabilities as of July 31, 2000



          Statements of Changes in Net Assets for the period ended July 31, 2000



          Financial Highlights for each of the periods indicated



          Notes to Financial Statements



          Report of Independent Accountants

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH



                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                             assurance for timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
                F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                             the margin of safety is not as great as the F-1+ and F-1
                                             ratings.

THOMSON BANKWATCH, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                TBW-1....................... The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a
                                             timely basis.
                TBW-2....................... The second highest category; while the degree of safety regarding timely repayment of principal and interest is
                                             strong, the relative degree of safety is not as high as for issues rated TBW-1.
                TBW-3....................... The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is
                                             considered adequate.
                TBW-4....................... The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Appendix B

DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

JANUS ASPEN SERIES

JULY 31, 2000 REPORT

Janus Aspen Growth Portfolio                  Janus Aspen International Growth Portfolio
Janus Aspen Aggressive Growth Portfolio       Janus Aspen Worldwide Growth Portfolio
Janus Aspen Capital Appreciation Portfolio    Janus Aspen Global Life Sciences Portfolio
Janus Aspen Balanced Portfolio                Janus Aspen Global Technology Portfolio
Janus Aspen Equity Income Portfolio           Janus Aspen Flexible Income Portfolio
Janus Aspen Growth and Income Portfolio       Janus Aspen High-Yield Portfolio
Janus Aspen Strategic Value Portfolio         Janus Aspen Money Market Portfolio


[JANUS LOGO]

TABLE OF CONTENTS

          JANUS ASPEN SERIES
           Schedules of Investments
             Growth Portfolio ..........................84
             Aggressive Growth Portfolio ...............87
             Capital Appreciation Portfolio ............89
             Balanced Portfolio ........................90
             Equity Income Portfolio ...................94
             Growth and Income Portfolio ...............97
             Strategic Value Portfolio ................100
             International Growth Portfolio ...........102
             Worldwide Growth Portfolio ...............106
             Global Life Sciences Portfolio ...........110
             Global Technology Portfolio ..............112
             Flexible Income Portfolio ................115
             High-Yield Portfolio .....................118
             Money Market Portfolio ...................120
          Statements of Operations ....................121
          Statements of Assets & Liabilities ..........123
          Statements of Changes in Net Assets .........125
          Financial Highlights ........................129
          Notes to Schedules of Investments ...........144
          Notes to Financial Statements ...............145
          Explanations of Charts, Tables
            and Financial Statements ..................150
          Report of Independent Accountants ...........153
          Results of Shareholder Vote .................154


                                                                   [JANUS LOGO]

                                                    JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                             Market Value
------------------------------------------------------------------------------------
Common Stock - 90.8%
Aerospace and Defense - 0.8%
         277,825  Boeing Co. .....................................    $   13,613,425
         710,550  Lockheed Martin Corp. ..........................        19,984,219
                                                                          33,597,644

Beverages - Non-Alcoholic - 0.4%
         781,640  Coca-Cola Enterprises, Inc. ....................        14,997,718

Broadcast Services and Programming - 3.4%
       2,739,240  AT&T Corp./Liberty Media Group - Class A* ......        60,948,090
       1,046,700  Clear Channel Communications, Inc.* ............        79,745,456
                                                                         140,693,546

Cable Television - 4.2%
         240,120  Adelphia Communications Corp. - Class A* .......         8,464,230
         341,000  Charter Communications, Inc. - Class A* ........         4,496,937
       4,339,430  Comcast Corp. - Special Class A* ...............       147,608,423
       4,885,741  Telewest Communications PLC*,** ................        12,659,066
                                                                         173,228,656

Casino Hotels - 0.4%
       1,285,680  Park Place Entertainment Corp.* ................        16,151,355

Cellular Telecommunications - 1.9%
         665,320  Nextel Communications, Inc. - Class A* .........        37,216,338
           1,204  NTT DoCoMo, Inc.** .............................        30,216,374
         131,765  Sprint Corp./PCS Group* ........................         7,280,016
         109,283  Winstar Communications, Inc.* ..................         3,305,811
                                                                          78,018,539

Circuits - 6.1%
         304,620  Integrated Device Technology, Inc.* ............        16,144,860
       2,162,800  Linear Technology Corp. ........................       119,494,700
       1,766,800  Maxim Integrated Products, Inc. ................       116,719,225
                                                                         252,358,785

Commercial Banks - 0.3%
          22,435  M&T Bank Corp. .................................        10,599,135

Commercial Services - 0.6%
         560,432  Paychex, Inc. ..................................        25,639,764

Computer Data Security - 1.7%
         447,158  VeriSign, Inc.* ................................        70,958,385

Computers - Memory Devices - 2.7%
       1,162,845  EMC Corp.* .....................................        98,987,181
         118,077  VERITAS Software Corp.* ........................        12,036,474
                                                                         111,023,655

Computers - Micro - 2.8%
         329,785  Apple Computer, Inc.* ..........................        16,757,200
         911,435  Sun Microsystems, Inc.* ........................        96,099,428
                                                                         112,856,628

Cosmetics and Toiletries - 1.3%
         600,175  Colgate-Palmolive Co. ..........................        33,422,245
         364,175  Procter & Gamble Co. ...........................        20,712,453
                                                                          54,134,698

Cruise Lines - 0.6%
         444,975  Carnival Corp. .................................         8,315,470
         746,830  Royal Caribbean Cruises, Ltd. ..................        14,843,246
                                                                          23,158,716

Data Processing and Management - 0.5%
         448,070  Automatic Data Processing, Inc. ................        22,207,469

Distribution and Wholesale - 0.7%
         936,835  Costco Wholesale Corp.* ........................        30,505,690

Diversified Financial Services - 0.1%
          88,255  Household International, Inc. ..................    $    3,932,863

Diversified Operations - 2.7%
       2,147,095  General Electric Co. ...........................       110,441,199

E-Commerce - 0.3%
         262,060  eBay, Inc.* ....................................        13,103,000

Electronic Components - 0.7%
          99,000  Murata Manufacturing Company, Ltd.** ...........        11,745,235
         683,000  NEC Corp.** ....................................        18,200,643
                                                                          29,945,878

Electronic Components - Semiconductors - 3.8%
          82,490  Advanced Micro Devices, Inc.* ..................         5,934,124
          89,060  Applied Micro Circuits Corp.* ..................        13,292,205
         311,110  Conexant Systems, Inc.* ........................         9,955,520
          69,105  PMC-Sierra, Inc.* ..............................        13,397,732
       1,905,780  Texas Instruments, Inc. ........................       111,845,464
                                                                         154,425,045

Enterprise Software and Services - 1.6%
         701,805  BEA Systems, Inc.* .............................        30,221,478
         265,983  i2 Technologies, Inc.* .........................        34,511,294
                                                                          64,732,772

Fiber Optics - 0.9%
         119,337  JDS Uniphase Corp.* ............................        14,096,683
          70,870  SDL, Inc.* .....................................        24,596,319
                                                                          38,693,002

Finance - Credit Card - 2.1%
       1,511,340  American Express Co. ...........................        85,674,086

Finance - Investment Bankers/Brokers - 5.3%
       3,329,351  Charles Schwab Corp. ...........................       120,272,805
         755,750  Merrill Lynch & Company, Inc. ..................        97,680,688
                                                                         217,953,493

Hotels and Motels - 0.3%
         308,935  Starwood Hotels & Resorts Worldwide, Inc.* .....        10,542,407

Identification Systems and Devices - 0.8%
         798,897  Symbol Technologies, Inc. ......................        31,856,018

Instruments - Scientific - 1.0%
       1,065,570  Dionex Corp.* ..................................        27,704,820
         149,450  PE Corp./PE Biosystems Group ...................        13,030,172
                                                                          40,734,992

Internet Content - 0.1%
          67,900  Softbank Corp.** ...............................         5,669,882

Internet Software - 2.4%
         374,015  America Online, Inc.* ..........................        19,939,675
         777,975  Exodus Communications, Inc.* ...................        34,571,264
         167,600  Inktomi Corp.* .................................        17,933,200
         255,195  TIBCO Software, Inc.* ..........................        26,285,085
                                                                          98,729,224

Leisure and Recreation Products - 0.6%
       2,838,283  EMI Group PLC** ................................        26,355,576

Life and Health Insurance - 2.2%
         606,395  John Hancock Financial Services, Inc.* .........        14,326,082
       3,051,293  Prudential PLC** ...............................        41,632,013
         984,560  StanCorp Financial Group, Inc. .................        33,967,320
                                                                          89,925,415

Medical - Biomedical and Genetic - 0.6%
         164,810  Genentech, Inc.* ...............................        25,071,721


See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000   84

                                                    JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Medical Instruments - 0.2%
         175,190  Medtronic, Inc. ................................    $    8,945,639

Money Center Banks - 2.9%
       2,286,415  Bank of New York Company, Inc. .................       107,032,802
         219,997  Chase Manhattan Corp. ..........................        10,931,101
                                                                         117,963,903

Multimedia - 10.0%
       3,839,211  Time Warner, Inc. ..............................       294,419,494
       1,796,870  Viacom, Inc. - Class B* ........................       119,154,942
                                                                         413,574,436

Networking Products - 3.6%
       2,258,468  Cisco Systems, Inc.* ...........................       147,788,500

Oil Companies - Integrated - 0.1%
          89,105  Coastal Corp. ..................................         5,145,814

Optical Supplies - 0.4%
         244,525  Allergan, Inc. .................................        16,367,892

Pipelines - 3.7%
         287,120  El Paso Energy Corp. ...........................        13,889,430
       1,846,720  Enron Corp. ....................................       135,964,760
                                                                         149,854,190

Publishing - Newspapers - 0.3%
         256,330  New York Times Co. - Class A  ..................        10,557,592

Radio - 1.3%
          66,850  Hispanic Broadcasting Corp.* ...................         2,544,478
       1,436,640  Infinity Broadcasting Corp. - Class A* .........        50,641,560
                                                                          53,186,038

Retail - Apparel and Shoe - 0.4%
         452,885  Gap, Inc. ......................................        16,218,944

Retail - Building Products - 0.9%
         723,860  Home Depot, Inc. ...............................        37,459,755

Retail - Office Supplies - 0.5%
       1,548,905  Staples, Inc.* .................................        21,394,250

Retail - Restaurants - 2.3%
       2,990,885  McDonald's Corp. ...............................        94,212,878

Savings/Loan/Thrifts - 0.4%
         496,375  Washington Mutual, Inc. ........................        15,946,047

Semiconductor Equipment - 0.3%
         215,550  Teradyne, Inc.* ................................        13,660,481

Super-Regional Banks - 0.4%
         229,415  Northern Trust Corp. ...........................       17,177,448

Telecommunication Equipment - 3.2%
         296,197  Nokia Oyj** ....................................        13,122,060
       2,061,737  Nokia Oyj (ADR)** ..............................        91,360,721
         209,045  Nortel Networks Corp. - New York Shares ........        15,547,722
         661,150  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...        12,975,069
                                                                         133,005,572

Telecommunication Services - 2.3%
       1,326,218  Cox Communications, Inc. - Class A* ............        48,987,177
         371,785  Level 3 Communications, Inc.* ..................        25,444,036
         391,657  NTL, Inc.* .....................................        17,649,044
                                                                          92,080,257
Telephone - Integrated - 2.2%
       2,609,617  Telefonica S.A.*,** ............................        54,891,517
         672,625  Telefonos de Mexico S.A. (ADR) .................        35,396,891
                                                                          90,288,408
Television - 1.2%
         410,385  Univision Communications, Inc. - Class A* ......    $   50,990,336

Wireless Equipment - 0.3%
          84,420  Aether Systems, Inc.* ..........................        14,050,654
------------------------------------------------------------------------------------
Total Common Stock (cost $3,039,064,750) .........................    $3,737,785,990
------------------------------------------------------------------------------------
Corporate Bonds - 0.6%
Broadcast Services and Programming - 0%
      $1,475,000  AT&T Corp./Liberty Media Group, 4.00%
                    convertible mortgage backed bonds
                    due 11/15/29 .................................         1,985,719

Telecommunication Services - 0.6%
      13,707,000  Cox Communications, Inc., 3.00%
                    convertible subordinated debentures
                    due 3/14/30 ..................................        13,192,987
      14,000,000  NTL, Inc., 5.75%
                    convertible subordinated notes
                    due 12/15/09+ ................................         9,730,000
                                                                          22,922,987
------------------------------------------------------------------------------------
Total Corporate Bonds (cost $29,799,615) .........................        24,908,706
------------------------------------------------------------------------------------
Preferred Stock - 0.1%
Cellular Telecommunications - 0.1%
          22,140  Winstar Communications, Inc. - series D
                    convertible, 7.00% ...........................         1,107,000
           2,005  Winstar Communications, Inc. - series F
                    convertible, 7.25% ...........................         1,804,500
------------------------------------------------------------------------------------
Total Preferred Stock (cost $4,599,376) ..........................         2,911,500
------------------------------------------------------------------------------------
U.S. Government Agencies - 5.4%
     $50,000,000  Federal Home Loan Bank System, 5.84%
                    8/02/00 ......................................        49,991,890
      50,000,000  Federal Home Loan Bank System, 5.87%
                    8/18/00 ......................................        49,849,833
      50,000,000  Federal Home Loan Bank System, 5.86%
                    8/31/00 ......................................        49,755,833
      50,000,000  Federal Home Loan Bank System, 6.01%
                    9/11/00 ......................................        49,634,986
      25,000,000  Freddie Mac, 6.32%, 8/11/00 ....................        24,956,111
------------------------------------------------------------------------------------
Total U.S. Government Agencies
  (amortized cost $224,188,653) ..................................      224,188,653
------------------------------------------------------------------------------------
Total Investments (total cost $3,297,652,394) - 96.9% ............     3,989,794,849
------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.1% ....       128,651,676
------------------------------------------------------------------------------------
Net Assets - 100.0% ..............................................    $4,118,446,525
------------------------------------------------------------------------------------

See Notes to Schedules of Investments

85   Janus Aspen Series/July 31, 2000

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                    Market Value
------------------------------------------------------------------------------------
Canada                               0.4%                             $   15,547,722
Finland                              2.6%                                104,482,781
Japan                                1.7%                                 65,832,134
Mexico                               0.9%                                 35,396,891
Spain                                1.4%                                 54,891,517
Sweden                               0.3%                                 12,975,069
United Kingdom                       2.0%                                 80,646,655
United States++                     90.7%                              3,620,022,080
------------------------------------------------------------------------------------
Total                              100.0%                             $3,989,794,849

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)


Forward Currency Contracts, Open at July 31, 2000

Currency Sold and          Currency           Currency        Unrealized
Settlement Date           Units Sold      Value in $ U.S.    Gain/(Loss)
------------------------------------------------------------------------
British Pound 9/8/00        8,900,000      $ 13,341,990      $  364,633
British Pound 10/5/00       4,000,000         5,998,800          21,800
British Pound 1/26/01       7,100,000        10,671,300         195,250
Euro 9/8/00                 8,000,000         7,428,000         196,080
Euro 1/26/01               40,000,000        37,412,000       1,335,800
Japanese Yen 9/1/00       200,000,000         1,840,409          48,506
Japanese Yen 9/8/00       310,000,000         2,856,116         163,060
Japanese Yen 9/8/00       180,000,000         1,658,390         108,446
Japanese Yen 9/8/00     1,250,000,000        11,516,598         652,405
Japanese Yen 9/8/00       780,000,000         7,186,357         295,729
Japanese Yen 9/8/00     1,000,000,000         9,213,278         387,521
Japanese Yen 9/14/00    2,180,000,000        20,105,990         528,277
Japanese Yen 9/14/00      260,000,000         2,397,962         156,066
Japanese Yen 9/14/00      450,000,000         4,150,319         124,200
Japanese Yen 10/5/00      450,000,000         4,165,595         204,102
------------------------------------------------------------------------
Total                                      $139,943,104      $4,781,875

See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000   86

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS


Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Common Stocks - 96.7%
Advertising Sales - 1.3%
       1,445,640  Lamar Advertising Co.* .........................      $ 65,957,325

Advertising Services - 1.9%
       1,330,165  TMP Worldwide, Inc.* ...........................        95,771,880

Cellular Telecommunications - 8.3%
       3,685,055  Crown Castle International Corp.* ..............       125,291,870
         863,065  Powertel, Inc.* ................................        77,567,967
         870,105  VoiceStream Wireless Corp.* ....................       111,590,966
       1,858,890  Western Wireless Corp. - Class A* ..............       102,238,950
                                                                         416,689,753

Circuit Boards - 0.4%
       1,169,200  Viasystems Group, Inc.* ........................        19,218,725

Circuits - 2.1%
       1,790,225  Vitesse Semiconductor Corp.* ...................       106,742,166

Commercial Services - 5.9%
       6,403,840  Paychex, Inc. ..................................       292,975,680

Computer Data Security - 4.1%
       1,285,418  VeriSign, Inc.* ................................       203,979,769

Computers - Integrated Systems - 1.7%
         462,855  Brocade Communications Systems, Inc.* ..........        82,677,474

Computers - Memory Devices - 0.3%
         120,630  StorageNetworks, Inc.* .........................        13,163,749

Drug Delivery Systems - 1.8%
       1,128,555  Andrx Corp.* ...................................        88,097,825

E-Commerce - 2.1%
       1,166,230  eBay, Inc.* ....................................        58,311,500
       2,055,480  Priceline.com, Inc.* ...........................        48,560,715
                                                                         106,872,215

Electronic Components - Semiconductors - 7.4%
         915,905  Applied Micro Circuits Corp.* ..................       136,698,821
         271,605  Cree, Inc.* ....................................        30,538,587
       1,070,490  Intersil Holding Corp.* ........................        61,352,458
       1,383,830  TriQuint Semiconductor, Inc.* ..................        53,017,987
       1,156,930  Xilinx, Inc.* ..................................        86,842,058
                                                                         368,449,911

Fiber Optics - 12.4%
         116,515  Avanex Corp.* ..................................        14,790,123
       5,504,385  Metromedia Fiber Network, Inc. - Class A* ......       193,341,523
         772,155  MRV Communications, Inc.* ......................        44,688,471
         902,175  SDL, Inc.* .....................................       313,111,111
         432,775  Sycamore Networks, Inc.* .......................        53,366,567
                                                                         619,297,795

Finance - Investment Bankers/Brokers - 0.1%
         349,735  E*TRADE Group, Inc.* ...........................         5,246,025

Internet Content - 0.9%
       1,209,875  DoubleClick, Inc.* .............................        43,479,883

Internet Software - 8.7%
       3,964,360  Exodus Communications, Inc.* ...................       176,166,247
       1,134,960  Inktomi Corp.* .................................       121,440,720
         902,360  Liberate Technologies, Inc.* ...................        20,697,882
       1,114,585  Portal Software, Inc.* .........................        56,129,804
       3,740,260  PSINet, Inc.* ..................................        65,220,784
                                                                         439,655,437


Medical - Biomedical and Genetic - 5.9%
         539,620  CuraGen Corp.* .................................      $ 18,718,069
         904,200  Human Genome Sciences, Inc.* ...................       109,238,662
         204,140  Incyte Genomics, Inc.*,# .......................        14,509,091
         586,305  Maxygen, Inc.* .................................        36,350,910
       1,233,870  Millennium Pharmaceuticals, Inc.* ..............       118,759,987
                                                                         297,576,719

Medical - Drugs - 3.7%
         896,015  MedImmune, Inc.* ...............................        53,312,893
       1,241,320  Sepracor, Inc.* ................................       131,269,590
                                                                         184,582,483

Medical Products - 0.8%
         326,165  MiniMed, Inc.* .................................        41,117,175

Music/Clubs - 1.0%
       1,104,647  SFX Entertainment, Inc.* .......................        50,813,762

Oil - Field Services - 0.7%
         896,250  Hanover Compressor Co.*,# ......................        28,229,527
         178,590  Hanover Compressor Co.* ........................         6,094,384
                                                                          34,323,911

Radio - 8.8%
       3,861,915  AMFM, Inc.* ....................................       275,885,553
         713,035  Citadel Communications Corp.* ..................        21,346,485
       1,177,995  Cox Radio, Inc. - Class A* .....................        28,419,129
         798,685  Entercom Communications Corp.* .................        30,998,961
       2,024,475  Hispanic Broadcasting Corp.* ...................        77,056,580
         230,050  Radio One, Inc. - Class A* .....................         5,363,041
         158,730  Radio One, Inc. - Class D* .....................         2,996,029
                                                                         442,065,778

Real Estate Investment Trusts - 0.7%
         594,495  Pinnacle Holdings, Inc.* .......................        33,403,188

Resorts and Theme Parks - 0.7%
       2,186,075  Six Flags, Inc.* ...............................        33,201,014

Schools - 1.8%
       2,441,271  Apollo Group, Inc. - Class A* ..................        89,564,130

Telecommunication Services - 5.8%
       2,218,415  AT&T Canada, Inc.* .............................        65,443,242
       1,518,370  Clearnet Communications, Inc. - Class A* .......        42,704,156
         502,930  Level 3 Communications, Inc.* ..................        34,419,272
       6,040,230  McLeodUSA, Inc. - Class A* .....................       102,306,396
       1,051,322  Microcell Telecommunications, Inc.* ............        33,445,181
         529,355  Net2Phone, Inc.* ...............................        14,226,416
                                                                         292,544,663

Telephone - Integrated - 0.7%
       1,033,290  NEXTLINK Communications, Inc. - Class A* .......        34,163,151

Television - 0.8%
         313,783  Univision Communications, Inc. - Class A* ......        38,987,538

Therapeutics - 3.1%
       1,725,780  Abgenix, Inc.* .................................        86,504,723
         970,530  Medarex, Inc.* .................................        70,727,374
                                                                         157,232,097


Wireless Equipment - 2.8%
       2,640,865  American Tower Corp.* ..........................       113,227,087
         407,185  RF Micro Devices, Inc.* ........................        30,691,569
                                                                         143,918,656
------------------------------------------------------------------------------------
Total Common Stocks (cost $3,820,092,425) ........................     4,841,769,877
------------------------------------------------------------------------------------

See Notes to Schedules of Investments.


87   Janus Aspen Series/July 31, 2000

                                         JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

                                         SCHEDULE OF INVESTMENTS


Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
U.S. Government Agencies - 1.4%
     $20,000,000  Federal Home Loan Bank System, 5.87%
                    8/18/00 ......................................    $   19,939,933
      50,000,000  Federal Home Loan Bank System, 6.34%
                    10/18/00 .....................................        49,301,000
------------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $69,252,017) ................        69,240,933
------------------------------------------------------------------------------------
Total Investments (total cost $3,889,344,442) - 98.1% ............     4,911,010,810
------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.9% ....        93,714,444
------------------------------------------------------------------------------------
Net Assets - 100% ................................................    $5,004,725,254
------------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                    Market Value
------------------------------------------------------------------------------------
Canada                               2.9%                             $  141,592,579
United States++                     97.1%                              4,769,418,231
------------------------------------------------------------------------------------
Total                              100.0%                             $4,911,010,810
------------------------------------------------------------------------------------

++Includes Short-Term Securities (95.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000   88

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Common Stocks - 60.6%
Cellular Telecommunications - 2.9%
         575,210  Sprint Corp./PCS Group* .........................      $31,780,352
         303,400  Vodafone AirTouch PLC (ADR) .....................       13,084,125
                                                                          44,864,477

Communications Software - 1.5%
         437,950  Research in Motion, Ltd.* .......................       23,731,416

Computer Data Security - 2.1%
         205,150  VeriSign, Inc.* .................................       32,554,741

Computers - Memory Devices - 2.6%
         473,180  EMC Corp.* ......................................       40,279,447

Computers - Micro - 2.3%
         698,400  Apple Computer, Inc.* ...........................       35,487,450

Diversified Financial Services - 4.7%
         496,805  Citigroup, Inc. .................................       35,055,803
         420,065  Morgan Stanley Dean Witter and Co. ..............       38,330,931
                                                                          73,386,734

Diversified Operations - 1.7%
         500,955  General Electric Co. ............................       25,767,873

E - Commerce - 0.7%
         231,050  eBay, Inc.* .....................................       11,552,500

Electronic Components - 1.0%
         225,930  Flextronics International, Ltd.* ................       15,995,138

Electronic Components - Semiconductors - 2.0%
         532,990  Texas Instruments, Inc. .........................       31,279,851

Fiber Optics - 0.9%
         397,610  Metromedia Fiber Network, Inc. - Class A* .......       13,966,051

Finance - Investment Bankers/Brokers - 5.0%
         611,955  Merrill Lynch & Company, Inc. ...................       79,095,184

Internet Content - 1.9%
         306,665  DoubleClick, Inc.* ..............................       11,020,773
         151,360  Yahoo!, Inc.* ...................................       19,478,140
                                                                          30,498,913

Internet Software - 5.4%
         175,000  Akamai Technologies, Inc.* ......................       13,800,391
         667,480  America Online, Inc.* ...........................       35,585,028
         278,535  Inktomi Corp.* ..................................       29,803,245
          59,095  Phone.com, Inc.* ................................        4,720,213
                                                                          83,908,877

Medical - Drugs - 2.9%
         464,770  MedImmune, Inc.* ................................       27,653,815
         393,260  Pfizer, Inc. ....................................       16,959,337
                                                                          44,613,152

Multimedia - 2.3%
         463,865  Time Warner, Inc. ...............................       35,572,647

Networking Products - 4.2%
         245,050  3Com Corp.* .....................................        3,323,491
         729,908  Cisco Systems, Inc.* ............................       47,763,355
         363,460  Palm, Inc.* .....................................       14,174,940
                                                                          65,261,786

Optical Supplies - 1.2%
         292,055  Allergan, Inc. ..................................       19,549,432

Pipelines - 1.3%
         285,680  Dynegy, Inc. - Class A ..........................       20,104,730

Retail - Building Products - 1.2%
         354,450  Home Depot, Inc. ................................     $ 18,342,787

Satellite Telecommunications - 5.5%
         933,310  EchoStar Communications Corp.* ..................       36,807,413
       1,883,910  General Motors Corp. - Class H ..................       48,746,171
                                                                          85,553,584

Telecommunication Equipment - 3.0%
       1,042,540  Nokia Oyj (ADR) .................................       46,197,554

Telecommunication Services - 2.1%
         201,270  Level 3 Communications, Inc.* ...................       13,774,416
         617,582  Winstar Communications, Inc.* ...................       18,681,855
                                                                          32,456,271

Telephone - Integrated - 2.2%
         238,420  NEXTLINK Communications, Inc. - Class A* ........        7,882,761
         492,630  Telefonos de Mexico S.A. (ADR) ..................       25,924,654
                                                                          33,807,415
------------------------------------------------------------------------------------
Total Common Stocks (cost $828,083,054) ...........................      943,828,010
------------------------------------------------------------------------------------
U.S. Government Agencies - 21.4%
                  Fannie Mae:
     $50,000,000    6.06%, 8/21/00 ................................       49,821,944
      25,000,000    6.38%, 9/5/00  ................................       24,844,931
      25,000,000    6.07%, 9/13/00 ................................       24,810,681
      50,000,000    6.04%, 9/14/00 ................................       49,630,889
                  Federal Home Loan Bank System:
      35,000,000    6.35%, 8/2/00  ................................       34,993,826
      25,000,000    6.28%, 8/4/00  ................................       24,986,917
      50,000,000    5.87%, 9/8/00  ................................       49,690,194
      25,000,000    6.34%, 10/18/00 ...............................       24,650,500
                  Federal Farm Credit Bank:
      25,000,000    6.32%, 8/11/00 ................................       24,956,111
      25,000,000    6.38%, 8/15/00 ................................       24,937,972
------------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $333,329,507) ................      333,323,965
------------------------------------------------------------------------------------
Total Investments (total cost $1,161,412,561) - 82.0% .............    1,277,151,975
------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities  - 18.0% ...      281,176,377
------------------------------------------------------------------------------------
Net Assets - 100% .................................................   $1,558,328,352
------------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                    Market Value
------------------------------------------------------------------------------------
Canada                               1.9%                             $   23,731,416
Finland                              3.6%                                 46,197,554
Mexico                               2.0%                                 25,924,654
Singapore                            1.3%                                 15,995,138
United Kingdom                       1.0%                                 13,084,125
United States++                     90.2%                              1,152,219,088
------------------------------------------------------------------------------------
Total                              100.0%                             $1,277,151,975

++Includes Short-Term Securities (64.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.


89   Janus Aspen Series/July 31, 2000

                                                  JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Common Stocks - 40.7%
Agricultural Biotechnology - 0.7%
         436,495  Pharmacia Corp. ................................      $ 23,898,101

Automotive - Cars and Light Trucks - 0.2%
         233,466  BMW A.G. .......................................         8,004,385

Brewery - 0.8%
         330,410  Anheuser-Busch Companies, Inc. .................        26,598,005

Broadcast Services and Programming - 1.4%
       1,662,880  AT&T Corp./Liberty Media Group - Class A* ......        36,999,080
         111,985  Clear Channel Communications, Inc.* ............         8,531,857
                                                                          45,530,937

Cable Television - 1.0%
         948,155  Comcast Corp. - Special Class A* ...............        32,252,085

Cellular Telecommunications - 0.4%
         168,145  Sprint Corp./PCS Group* ........................         9,290,011
         111,125  Vodafone AirTouch PLC (ADR)** ..................         4,792,266
                                                                          14,082,277

Chemicals - Diversified - 1.2%
         363,125  E.I. du Pont de Nemours and Co. ................        16,454,102
       1,738,215  Lyondell Chemical Co. ..........................        24,335,010
                                                                          40,789,112

Chemicals - Specialty - 0.2%
         125,885  Praxair, Inc. ..................................         4,980,325

Circuits - 1.1%
         316,560  Linear Technology Corp. ........................        17,489,940
         274,700  Maxim Integrated Products, Inc.* ...............        18,147,369
                                                                          35,637,309

Commercial Services  - 0.5%
         394,673  Paychex, Inc. ..................................        18,056,290

Computer Data Security - 0.9%
         180,934  VeriSign, Inc.* ................................        28,711,964

Computer Software - 0.2%
         354,840  Cadence Design Systems, Inc.* ..................         7,407,285

Computers - Memory Devices - 3.1%
       1,035,600  EMC Corp.* .....................................        88,155,450
         130,050  VERITAS Software Corp.* ........................        13,256,972
                                                                         101,412,422

Computers - Micro - 0.9%
         292,710  Sun Microsystems, Inc.* ........................        30,862,611

Data Processing and Management - 0.9%
         597,490  Automatic Data Processing, Inc. ................        29,613,098

Diversified Financial Services - 1.5%
         645,895  Associates First Capital Corp. - Class A .......        16,914,375
         443,225  Citigroup, Inc. ................................        31,275,064
                                                                          48,189,439

Diversified Operations - 2.8%
       1,816,065  General Electric Co. ...........................        93,413,843

Electric Products - 1.0%
         108,030  Samsung Electronics** ..........................        28,538,091
          52,110  Samsung Electronics (GDR)** ....................         3,413,205
                                                                          31,951,296

Electronic Components - Semiconductors - 1.8%
         344,895  Advanced Micro Devices, Inc.* ..................        24,810,884
         575,070  Texas Instruments, Inc. ........................        33,749,421
                                                                          58,560,305

Enterprise Software and Services - 0.6%
         280,015  Oracle Corp. ...................................      $ 21,053,628

Fiber Optics - 1.0%
          64,380  Corning, Inc. ..................................        15,060,896
          81,365  JDS Uniphase Corp. .............................         9,611,241
          24,410  SDL, Inc.* .....................................         8,471,796
                                                                          33,143,933

Finance - Credit Card - 1.1%
         612,915  American Express Co. ...........................        34,744,619

Finance - Investment Bankers/Brokers - 0.9%
         826,402  Charles Schwab Corp. ...........................        29,853,772

Identification Systems and Devices - 0.6%
         528,612  Symbol Technologies, Inc. ......................        21,078,403

Internet Software - 0.5%
         291,965  America Online, Inc.* ..........................        15,565,384

Life and Health Insurance - 0.5%
       1,100,733  Prudential PLC** ...............................        15,018,463

Medical - Biomedical and Genetic - 0.4%
          76,835   Genentech, Inc.* ..............................        11,688,524

Medical - Drugs - 0.5%
         364,855  Pfizer, Inc. ...................................        15,734,372

Money Center Banks - 0.4%
         288,505  Bank of New York Company, Inc. .................        13,505,640

Motorcycle and Motor Scooter Manufacturing - 0.5%
         400,020  Harley-Davidson, Inc. ..........................        17,950,897

Multi-Line Insurance - 0.3%
         116,205  American International Group, Inc. .............        10,189,726

Multimedia - 1.7%
         192,501  Time Warner, Inc. ..............................        14,762,420
         623,055  Viacom, Inc. - Class B* ........................        41,316,335
                                                                          56,078,755

Networking Products - 1.0%
         500,902  Cisco Systems, Inc.* ...........................        32,777,775

Oil Companies - Exploration and Production - 1.8%
       1,832,760  Burlington Resources, Inc. .....................        59,793,795

Pipelines - 0.6%
         251,255  Enron Corp. ....................................        18,498,649

Radio - 0.7%
         683,195  Infinity Broadcasting Corp. - Class A* .........        24,082,624

Retail - Apparel and Shoe - 0.6%
         524,715  Gap, Inc. ......................................        18,791,356

Retail - Building Products - 0.5%
         317,286  Home Depot, Inc. ...............................        16,419,550

Retail - Discount - 1.2%
         720,035  Wal-Mart Stores, Inc. ..........................        39,556,923

Telecommunication Equipment - 2.2%
         249,605  Nokia Oyj ......................................        11,057,950
         845,572  Nokia Oyj (ADR) ................................        37,469,409
       1,184,325  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...        23,242,378
                                                                          71,769,737

Telecommunication Services - 0.4%
         145,375  Cox Communications, Inc. - Class A .............         5,369,789
         514,350  McLeodUSA, Inc. - Class A* .....................         8,711,803
                                                                          14,081,592


See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000   90

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Telephone - Integrated - 1.2%
       1,566,319  Telefonica S.A.* ...............................    $   32,946,454
         127,985  Telefonos de Mexico S.A. (ADR) .................         6,735,211
                                                                          39,681,665

Television - 0.9%
         231,873  Univision Communications, Inc. - Class A* ......        28,810,220
------------------------------------------------------------------------------------
Total Common Stocks (cost $1,115,740,181) ........................     1,339,821,091
------------------------------------------------------------------------------------
Corporate Bonds - 26.2%
Beverages - Non-Alcoholic - 0.6%
      $3,700,000  Coca-Cola Enterprises, Inc., 6.625%
                    notes, due 8/1/04 ............................         3,621,375
      17,000,000  Coca-Cola Enterprises, Inc., 7.125%
                    notes, due 9/30/09 ...........................        16,447,500
                                                                          20,068,875

Brewery - 0.6%
       2,500,000  Anheuser-Busch Companies, Inc., 6.90%
                    notes, due 10/1/02 ...........................         2,484,375
       5,100,000  Anheuser-Busch Companies, Inc., 5.65%
                    notes, due 9/15/08 ...........................         4,545,375
      14,100,000  Anheuser-Busch Companies, Inc., 5.75%
                    notes, due 4/1/10 ...........................         12,390,375
                                                                          19,420,125

Broadcast Services and Programming - 1.3%
      26,300,000  AT&T Corp./Liberty Media Group., 7.875%
                    notes, due 7/15/09 ...........................        25,543,875
      12,933,000  Clear Channel Communications, Inc., 2.625%
                    convertible senior notes, due 4/1/03 .........        16,829,066
                                                                          42,372,941

Cable Television - 1.4%
       7,055,000  Adelphia Communications Corp., 10.50%
                    senior notes, due 7/15/04 ....................         7,099,094
       5,700,000  CSC Holdings, Inc., 8.125%
                    senior notes, due 7/15/09 ....................         5,600,250
       8,000,000  CSC Holdings, Inc., 8.125%
                    debentures, due 8/15/09 ......................         7,850,000
       6,000,000  FrontierVision Holdings L.P., 11.00%
                    senior subordinated notes, due 10/15/06 ......         6,090,000
      11,205,000  Jones Intercable, Inc., 7.625%
                    senior notes, due 4/15/08 ....................        11,064,937
       2,500,000  Lenfest Communications, Inc., 7.625%
                    senior notes, due 2/15/08 ....................         2,453,125
       6,608,000  Telewest Communications PLC, 9.875%
                    senior notes, due 2/1/10+ ....................         6,343,680
                                                                          46,501,086

Cellular Telecommunications - 1.8%
      33,380,000  Nextel Communications, Inc., 9.375%
                    senior notes, due 11/15/09 ...................        31,877,900
       2,989,000  Nextel Communications, Inc., 5.25%
                    convertible senior notes, due 1/15/10 ........         2,981,527
      24,000,000  VoiceStream Wireless Corp., 10.375%
                    senior notes, due 11/15/09 ...................        25,800,000
                                                                          60,659,427

Chemicals - Diversified - 0.8%
        $500,000  E.I. du Pont de Nemours and Co., 6.50%
                    notes, due 9/1/02 ............................    $      496,250
      11,450,000  E.I. du Pont de Nemours and Co., 6.875%
                    notes, due 10/15/09 ..........................        11,092,187
      15,601,000  Lyondell Chemical Co., 9.625%
                    secured notes, due 5/1/07 ....................        15,581,499
                                                                          27,169,936

Computers - Micro - 0.8%
       5,500,000  Sun Microsystems, Inc., 7.00%
                    senior notes, due 8/15/02 ....................         5,479,375
      21,050,000  Sun Microsystems, Inc., 7.65%
                    senior notes, due 8/15/09 ....................        20,944,750
                                                                          26,424,125

Diversified Financial Services - 3.6%
       2,000,000  Associates Corp. N.A., 6.75%
                    senior notes, due 7/15/01 ....................         1,992,500
      38,635,000  General Electric Capital Corp., 7.00%
                    notes, due 3/1/02 ............................        38,441,825
      27,550,000  General Electric Capital Corp., 7.00%
                    notes, due 2/3/03 ............................        27,481,125
      15,750,000  General Electric Capital Corp., 7.25%
                    notes, due 5/3/04 ............................        15,769,688
      17,750,000  General Electric Capital Corp., 7.25%
                    notes, due 2/1/05 ............................        17,772,188
      15,450,000  General Electric Capital Corp., 7.375%
                    notes, due 1/19/10 ...........................        15,546,563
                                                                         117,003,889

Diversified Operations - 0.1%
       4,750,000  Tyco International Group S.A., 6.875%
                    notes, due 9/5/02+ ...........................         4,714,375

Enterprise Software and Services - 0.5%
       5,869,000  BEA Systems, Inc., 4.00%
                    convertible subordinated notes
                    due 12/15/06 .................................         8,319,307
       4,471,000  i2 Technologies, Inc., 5.25%
                    convertible subordinated notes
                    due 12/15/06 .................................         8,047,800
                                                                          16,367,107

Fiber Optics - 0.2%
       6,000,000  Metromedia Fiber Network, Inc., 10.00%
                    senior notes, due 12/15/09 ...................         5,820,000

Finance - Auto Loans - 2.4%
       7,175,000  Ford Motor Credit Co., 6.55%
                    notes, due 9/10/02 ...........................         7,067,375
      32,550,000  Ford Motor Credit Corp., 7.25%
                    notes, due 1/15/03 ...........................        32,387,250
      15,100,000  Ford Motor Credit Corp., 7.60%
                    notes, due 8/1/05 ............................        15,087,467
      19,325,000  Ford Motor Credit Corp., 7.75%
                    notes, due 2/15/07 ...........................        19,494,094
       1,650,000  Ford Motor Credit Co., 5.80%
                    senior notes, due 1/12/09 ....................         1,439,625
       3,327,000  General Motors Acceptance Corp., 5.85%
                    senior unsubordinated notes, due 1/14/09 .....         2,931,919
                                                                          78,407,730

See Notes to Schedules of Investments.


91  Janus Aspen Series/July 31, 2000

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Finance - Consumer Loans - 0.2%
     $ 7,500,000  Household Finance Corp., 8.00%
                    notes, due 5/9/05 ............................       $ 7,575,000

Finance - Credit Card - 0.4%
      13,500,000  American Express Co., 6.75%
                    senior unsubordinated notes
                    due 6/23/04 ..................................        13,213,125

Finance - Investment Bankers/Brokers - 0.7%
      10,100,000  Charles Schwab Corp., 8.05%
                    notes, due 3/1/10 ............................        10,100,000
      11,900,000    Morgan Stanley Dean Witter & Co., 7.75%
                    notes, due 6/15/05 ...........................        12,004,125
                                                                          22,104,125

Food - Retail - 0.3%
       8,000,000  Fred Meyer, Inc., 7.45%
                    company guaranteed notes, due 3/1/08 .........         7,650,000
       3,500,000  Safeway, Inc., 6.50%
                    notes, due 11/15/08 ..........................         3,224,375
                                                                          10,874,375

Internet Software - 0.7%
       8,216,000  Exodus Communications, Inc., 4.75%
                    convertible subordinated notes
                    due 7/15/08 ..................................        11,656,450
       2,631,000  Exodus Communications, Inc., 11.25%
                    senior notes, due 7/1/08 .....................         2,604,690
      11,660,000  PSINet, Inc., 11.00%
                   senior notes, due 8/1/09 ......................         9,444,600
                                                                          23,705,740

Life and Health Insurance - 0.1%
       2,500,000  SunAmerica, Inc., 6.75%
                    notes, due 10/1/07 ...........................         2,378,125

Medical - Drugs - 0.1%
       3,000,000  Warner-Lambert Co., 6.00%
                    notes, due 1/15/08 ...........................         2,763,750

Multimedia - 1.4%
       4,500,000  News America, Inc., 6.625%
                    senior notes, due 1/9/08 .....................         4,140,000
      10,300,000  Time Warner, Inc., 8.11%
                    notes, due 8/15/06 ...........................        10,544,625
      19,371,000  Viacom, Inc., 7.75%
                    senior notes, due 6/1/05 .....................        19,540,496
       8,300,000  Viacom, Inc., 7.70%
                    company guaranteed notes, due 7/30/10 ........         8,282,487
       2,000,000  Walt Disney Co., 6.375%
                    senior notes, due 3/30/01 ....................         1,995,000
                                                                          44,502,608

Pipelines - 0.3%
       9,600,000  Enron Corp., 7.25%
                    notes, due 9/10/01 ...........................         9,589,056

Retail - Building Products - 0.9%
      31,100,000  Home Depot, Inc., 6.50%
                    senior notes, due 9/15/04 ....................        30,555,750

Retail - Discount - 1.5%
      19,350,000  Wal-Mart Stores, Inc., 6.15%
                    senior notes, due 8/10/01 ....................        19,180,688
       9,500,000  Wal-Mart Stores, Inc., 6.55%
                    senior notes, due 8/10/04 ....................         9,369,375
      21,000,000  Wal-Mart Stores, Inc., 6.875%
                    senior notes, due 8/10/09 ....................        20,527,500
                                                                          49,077,563

Super-Regional Banks - 0.6%
     $16,000,000  Firstar Bank N.A., 7.125%
                    subordinated notes, due 12/1/09 ..............       $15,380,000
       6,050,000  Northern Trust Corp., 7.10%
                    subordinated notes, due 8/1/09 ...............         5,830,687
                                                                          21,210,687

Telecommunication Equipment - 0.4%
      14,500,000  Lucent Technologies, Inc., 5.50%
                    notes, due 11/15/08 ..........................        12,814,375

Telecommunication Services - 2.1%
      13,825,000  Cox Communications, Inc., 7.00%
                    notes, due 8/15/01 ...........................        13,773,156
      19,400,000  Cox Communications, Inc., 7.50%
                    notes, due 8/15/04 ...........................        19,375,750
       9,500,000  Cox Communications, Inc., 7.75%
                    notes, due 8/15/06 ...........................         9,547,500
      10,600,000  Cox Communications, Inc., 7.875%
                    notes, due 8/15/09 ...........................        10,719,250
       6,845,000  Galaxy Telecom L.P., 12.375%
                    senior subordinated notes, due 10/1/05 .......         5,818,250
       8,478,000  NTL, Inc., 7.00%
                    convertible subordinated notes
                    due 12/15/08 .................................        10,650,488
                                                                          69,884,394

Telephone - Integrated - 1.5%
      33,725,000  AT&T Corp., 6.00% notes, due 3/15/09 ...........        30,015,250
      16,450,000  Telefonos De Mexico S.A., 4.25%
                    convertible debentures, due 6/15/04 ..........        20,685,875
                                                                          50,701,125

Wireless Telecommunications - 0.8%
      10,100,000  Nextel Communications, Inc., 4.75%
                    convertible senior notes, due 7/1/07 .........        24,934,375
------------------------------------------------------------------------------------
Total Corporate Bonds (cost $862,378,524) .........................      860,813,789
------------------------------------------------------------------------------------
Foreign Bonds - 0.7%
Finance - Other Services - 0.1%
EUR    4,400,000  Ono Finance PLC, 13.00%
                    company guaranteed notes, due 5/1/09+ ........         3,791,737

Telecommunication Services - 0.6%
EUR    4,563,000  COLT Telecom Group PLC, 2.00%
                    convertible bonds, due 3/29/06 ...............         6,807,364

EUR   13,950,000  NTL, Inc., 9.75%
                    senior notes, due 4/15/09 ....................        11,073,252
                                                                          17,880,616
------------------------------------------------------------------------------------
Total Foreign Bonds (cost $24,643,744) ...........................        21,672,353
------------------------------------------------------------------------------------
Preferred Stock - 4.7%
Cable Television - 1.4%
         349,450  Comcast Corp., convertible, 2.00%
                    (Sprint Corp./PCS Group) .....................        37,041,700
         112,935  MediaOne Group, Inc., convertible, 6.25% .......        10,545,306
                                                                          47,587,006

Electric - Integrated - 1.1%
         100,990  Alliant Energy Resources, Inc.
                    convertible, 7.25% (McLeodUSA, Inc.) .........         6,097,271
         378,805  Reliant Energy, Inc., convertible, 7.00%
                    (Time Warner, Inc.) ..........................        28,599,778
                                                                          34,697,049

Internet Software - 0.3%
         386,850  PSINet, Inc., convertible, 7.00%+ ..............        10,735,088

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000   92

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Oil Companies - Integrated - 0.2%
         230,580  Coastal Corp., convertible, 3.60% ..............    $    7,594,729

Publishing - Newspapers - 0.9%
         251,550  Tribune Co., convertible, 2.00%
                    (America Online, Inc.) .......................        29,525,681

Telecommunication Services - 0.8%
         505,750  Cox Communications, Inc.
                    convertible, 7.00% ...........................        25,666,812
------------------------------------------------------------------------------------
Total Preferred Stock (cost $167,049,361) ........................       155,806,365
------------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           4,400  Ono Finance PLC
                    - expires 5/31/09*,** (cost $0) ..............           407,714
------------------------------------------------------------------------------------
U.S. Government Obligations - 16.8%
U.S. Government Agencies - 1.4%
     $19,100,000  Fannie Mae, 6.25%, due 11/15/02 ................        18,836,802
       9,650,000  Fannie Mae 5.75%, due 4/15/03 ..................         9,371,790
       7,650,000  Federal Home Loan Bank System, 6.75%
                    due 2/1/02 ...................................         7,630,875
       9,100,000  Freddie Mac, 7.00% notes, due 3/15/10 ..........         9,014,824
                                                                          44,854,291

U.S. Treasury Notes - 15.4%
      96,290,000  U.S. Treasury Notes, 5.875%, due 11/30/01 ......        95,597,675
     202,275,000  U.S. Treasury Notes, 5.875%  due 11/15/04 ......       199,556,424
     213,205,000  U.S. Treasury Notes, 6.00%, due 8/15/09 ........       211,738,150
                                                                         506,892,249
------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $553,932,690) ............       551,746,540
------------------------------------------------------------------------------------
U.S. Government Agencies - 4.4%
      25,000,000  Fannie Mae, 6.38%, 8/9/00 ......................        24,964,556
      50,000,000  Fannie Mae, 6.04%, 9/14/00 .....................        49,630,889
      20,000,000  Federal Farm Credit Bank, 6.38%, 8/8/00 ........        19,975,189
      50,000,000  Federal Home Loan Bank System
                    6.28%, 8/4/00 ................................        49,973,833
------------------------------------------------------------------------------------
Total U.S. Government Agencies
  (amortized cost $144,544,467) ..................................       144,544,467
------------------------------------------------------------------------------------
Total Investments (total cost $2,868,288,967) - 93.5% ............     3,074,812,319
------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 6.5% ....       212,418,187
------------------------------------------------------------------------------------
Net Assets - 100% ................................................    $3,287,230,506
------------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                    Market Value
------------------------------------------------------------------------------------
Bermuda                              0.2%                             $    4,714,375
Finland                              1.6%                                 48,527,359
Germany                              0.3%                                  8,004,385
Mexico                               0.9%                                 27,421,086
Spain                                1.1%                                 32,946,454
South Korea                          1.0%                                 31,951,296
Sweden                               0.7%                                 23,242,378
United Kingdom                       1.2%                                 37,161,224
United States++                      93.0%                             2,860,843,762
------------------------------------------------------------------------------------
Total                               100.0%                            $3,074,812,319

++Includes Short-Term Securities (88.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2000

Currency Sold and            Currency           Currency        Unrealized
Settlement Date             Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------
British Pound 9/8/00          2,400,000        $ 3,597,840    $    98,328
British Pound 9/22/00         8,800,000         13,194,720        823,900
British Pound 10/5/00         4,500,000          6,748,650        373,050
British Pound 1/26/01         1,500,000          2,254,500         41,250
South Korean Won 1/26/01  1,125,000,000          1,005,901         (3,227)
South Korean Won 2/8/01   1,465,000,000          1,309,790         (1,754)
South Korean Won 2/8/01     392,000,000            350,469           (391)
South Korean Won 2/15/01    981,000,000            876,989           (118)
South Korean Won 2/22/01    730,000,000            652,543           (175)
South Korean Won 3/1/01     975,000,000            871,469         (2,098)
South Korean Won 3/8/01     710,000,000            633,986           (482)
-------------------------------------------------------------------------
Total                                          $31,496,857    $ 1,328,283

See Notes to Schedules of Investments.


93   Janus Aspen Series/July 31, 2000

                                             JANUS ASPEN EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Common Stock - 72.2%
Agricultural Biotechnology - 1.2%
           3,820  Pharmacia Corp. ................................        $  209,145

Appliances - 0.4%
           2,405  Maytag Corp. ...................................            81,469

Automotive - Cars and Light Trucks - 0.8%
           4,477  BMW A.G. .......................................           153,494

Brewery - 1.4%
           3,115  Anheuser-Busch Companies, Inc. .................           250,757

Broadcast Services and Programming - 2.6%
          21,090  AT&T Corp./Liberty Media Group - Class A* ......           469,253

Cable Television - 1.7%
           8,949  Comcast Corp. - Special Class A* ...............           304,406

Cellular Telecommunications - 0.7%
             700  Nextel Communications, Inc. - Class A* .........            39,156
           1,970  Vodafone AirTouch PLC (ADR)** ..................            84,956
                                                                             124,112

Chemicals - Diversified - 1.9%
           3,335  E.I. du Pont de Nemours and Co. ................           151,117
          14,620  Lyondell Chemical Co. ..........................           204,680
                                                                             355,797

Chemicals - Specialty - 0.3%
           1,390  Praxair, Inc. ..................................            54,992

Circuits - 2.8%
           5,660  Linear Technology Corp. ........................           312,715
           3,005  Maxim Integrated Products, Inc.* ...............           198,518
                                                                             511,233

Commercial Services - 0.8%
           3,320  Paychex, Inc. ..................................           151,890

Computer Data Security - 1.0%
           1,204  VeriSign, Inc.* ................................           191,060

Computer Software - 0.5%
           4,235  Cadence Design Systems, Inc.* ..................            88,406

Computers - Memory Devices - 5.8%
          11,001  EMC Corp.* .....................................           936,460
           1,282  VERITAS Software Corp.* ........................           130,684
                                                                           1,067,144

Data Processing and Management - 1.9%
           6,960  Automatic Data Processing, Inc. ................           344,955

Diversified Financial Services - 2.6%
           7,660  Associates First Capital Corp. - Class A .......           200,596
           3,830  Citigroup, Inc. ................................           270,254
                                                                             470,850

Diversified Operations - 5.1%
          18,195  General Electric Co. ...........................           935,905

Electric Products - 1.2%
             730  Samsung Electronics** ..........................           192,843
             325  Samsung Electronics (GDR)**,+ ..................            21,288
                                                                             214,131

Electronic Components - Semiconductors - 2.4%
           2,070  Advanced Micro Devices, Inc.* ..................           148,911
           5,055  Texas Instruments, Inc. ........................           296,665
                                                                             445,576

Engines - Internal Combustion - 1.6%
           9,265  Cummins Engine Co., Inc. .......................           296,480

Enterprise Software and Services - 0.8%
           2,070  Oracle Corp.* ..................................        $  155,638

Fiber Optics - 1.5%
             700  Corning, Inc. ..................................           163,756
             480  JDS Uniphase Corp. .............................            56,700
             145  SDL, Inc. ......................................            50,324
                                                                             270,780

Finance - Credit Card - 2.8%
           8,940  American Express Co. ...........................           506,786

Finance - Investment Bankers/Brokers - 1.2%
           6,081  Charles Schwab Corp. ...........................           219,676

Identification Systems and Devices - 1.0%
           4,672  Symbol Technologies, Inc. ......................           186,296

Internet Software - 0.7%
           2,315  America Online, Inc.* ..........................           123,418

Life and Health Insurance - 1.8%
          24,378  Prudential PLC** ...............................           332,615

Medical - Biomedical and Genetic - 0.5%
             585  Genentech, Inc.* ...............................            88,993

Medical - Drugs - 0.5%
           2,210  Pfizer, Inc. ...................................            95,306

Money Center Banks - 1.0%
           4,000  Bank of New York Company, Inc. .................           187,250

Motorcycle and Motor Scooter Manufacturing - 0.7%
           2,800  Harley-Davidson, Inc. ..........................           125,650

Multi-Line Insurance - 0.7%
           1,373  American International Group, Inc. .............           120,351

Multimedia - 2.2%
           6,010  Viacom, Inc. - Class B* ........................           398,538

Networking Products - 2.2%
           6,175  Cisco Systems, Inc.* ...........................           404,077

Pipelines - 4.2%
           6,745  El Paso Energy Corp. ...........................           326,289
           5,895  Enron Corp. ....................................           434,019
                                                                             760,308

Printing - Commercial - 0.4%
           2,190  Valassis Communications, Inc.* .................            73,639

Radio - 1.4%
           7,410  Infinity Broadcasting Corp. - Class A* .........           261,203

Retail - Apparel and Shoe - 0.7%
           3,515  Gap, Inc. ......................................           125,881

Retail - Building Products - 1.3%
           4,523  Home Depot, Inc. ...............................           234,065

Retail - Discount - 1.9%
           6,455  Wal-Mart Stores, Inc. ..........................           354,622

Telecommunication Equipment - 3.2%
             304  Nokia Oyj ......................................            13,468
          10,052  Nokia Oyj (ADR) ................................           445,429
           6,370  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...           125,011
                                                                             583,908

Telecommunication Services - 1.2%
           1,817  Cox Communications, Inc. - Class A .............            67,115
          10,275  McLeodUSA, Inc. - Class A* .....................           174,033
                                                                             241,148

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000   94

JANUS ASPEN EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Telephone - Integrated - 1.3%
           9,043  Telefonica S.A.*................................       $   190,213
             755  Telefonos de Mexico S.A. (ADR)* ................            39,732
                                                                             229,945
Television - 2.3%
           3,447  Univision Communications, Inc. - Class A* ......           428,290
------------------------------------------------------------------------------------
Total Common Stock (cost $10,688,150) ............................        13,229,438
------------------------------------------------------------------------------------
Corporate Bonds - 7.4%
Advertising Agencies - 0.1%
          $6,000  Omnicom Group, Inc., 4.25%
                    convertible subordinated debentures
                    due 1/3/07 ...................................            16,208

Broadcast Services and Programming - 1.1%
         150,000  Clear Channel Communications, Inc., 2.625%
                    convertible senior notes, due 4/1/03 .........           195,188

Cellular Telecommunications - 2.6%
          25,000  Nextel Communications, Inc., 4.75%
                    convertible senior notes, due 7/1/07 .........            61,719
          84,000  Nextel Communications, Inc., 9.375%
                    senior notes, due 11/15/09 ...................            80,220
          18,000  Nextel Communications, Inc., 5.25%
                    convertible senior notes, due 1/15/10 ........            17,955
         196,000  Nextel Communications, Inc., 5.25%
                    convertible senior notes, due 1/15/10+ .......           195,510
         119,000  VoiceStream Wireless Corp., 10.375%
                    senior notes, due 11/15/09 ...................           127,925
                                                                             483,329

Enterprise Software and Services - 1.1%
          43,000  BEA Systems, Inc., 4.00%
                    convertible subordinated notes
                    due 12/15/06+ ................................            60,953
          78,000  i2 Technologies, Inc., 5.25%
                    convertible subordinated notes
                    due 12/15/06+ ................................           140,400
                                                                             201,353

Fiber Optics - 0.2%
          50,000  Metromedia Fiber Network, Inc., 10.00%
                    senior notes, due 12/15/09 ...................            48,500

Internet Software - 0.9%
          49,000  Exodus Communications, Inc., 4.75%
                    convertible subordinated notes
                    due 7/15/08 ..................................            69,519
         125,000  PSINet, Inc., 11.00%
                    senior notes, due 8/1/09 .....................           101,250

                                                                             170,769
Telecommunication Services - 0.7%
          97,000  NTL, Inc., 7.00%
                    convertible subordinated notes
                    due 12/15/08 .................................           121,856

Telephone - Integrated - 0.7%
          98,000  Telefonos De Mexico S.A., 4.25%
                    convertible debentures, due 6/15/04 ..........           123,235
------------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,348,138) ..........................         1,360,438
------------------------------------------------------------------------------------
Preferred Stock - 7.9%
Automotive - Cars and Light Trucks - 1.1%
              66  Porsche A.G. ...................................       $   194,479

Cable Television - 2.1%
           2,905  Comcast Corp., convertible, 2.00%
                    (Sprint Corp./PCS Group) .....................           307,930
             830  MediaOne Group, Inc., convertible, 6.25% .......            77,501
                                                                             385,431

Electric - Integrated - 1.5%
           3,785  Reliant Energy, Inc., convertible, 7.00%
                    (Time Warner, Inc.) ..........................           285,768

Internet Software - 0.4%
           2,380  PSINet, Inc., convertible, 7.00%+ ..............            66,045

Publishing - Newspapers - 1.6%
           2,465  Tribune Co., convertible, 2.00%
                    (America Online, Inc.) .......................           289,329

Telecommunication Services - 1.2%
           4,400  Cox Communications, Inc.
                    convertible, 7.00% ...........................           223,300
------------------------------------------------------------------------------------
Total Preferred Stock (cost $1,515,524) ..........................         1,444,352
------------------------------------------------------------------------------------
Total Investments (total cost $13,551,812) - 87.5% ...............        16,034,228
------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 12.5% ...         2,292,934
------------------------------------------------------------------------------------
Net Assets - 100% ................................................       $18,327,162
------------------------------------------------------------------------------------

See Notes to Schedules of Investments.


95   Janus Aspen Series/July 31, 2000

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                    Market Value
------------------------------------------------------------------------------------
Finland                              2.9%                                $   458,897
Germany                              2.2%                                    347,973
Mexico                               1.0%                                    162,967
Spain                                1.2%                                    190,213
South Korea                          1.3%                                    214,131
Sweden                               0.8%                                    125,011
United Kingdom                       2.6%                                    417,571
United States++                     88.0%                                 14,117,465
------------------------------------------------------------------------------------
Total                              100.0%                                $16,034,228


Forward Currency Contracts, Open at July 31, 2000

Currency Sold and            Currency           Currency        Unrealized
Settlement Date             Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------
British Pound 9/22/00         125,000          $187,425          $11,703
British Pound 10/5/00          15,000            22,496            1,244
South Korean Won 1/26/01    7,500,000             6,706              (22)
South Korean Won 2/8/01    10,000,000             8,941              (12)
South Korean Won 2/8/01     2,500,000             2,235               (3)
South Korean Won 2/15/01    6,500,000             5,811               (1)
South Korean Won 2/22/01    5,000,000             4,469               (1)
South Korean Won 3/1/01     6,500,000             5,810              (14)
South Korean Won 3/8/01     5,000,000             4,464               (2)
--------------------------------------------------------------------------
Total                                          $248,357          $12,892

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000   96

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Common Stock - 74.1%
Advertising Agencies - 0%
             870  Omnicom Group, Inc. ............................      $     73,950

Advertising Services - 0.3%
          21,275  Avenue A, Inc.* ................................           212,750
           4,000    TMP Worldwide, Inc.* .........................           288,000
                                                                             500,750

Audio and Video Products - 0.9%
           9,800  Sony Corp. .....................................           900,614
           6,000  Sony Corp. (ADR) ...............................           563,625
                                                                           1,464,239

Automotive - Cars and Light Trucks - 0.5%
          14,600  Ford Motor Co. .................................           679,813
           1,911  Visteon Corp.* .................................            26,754
                                                                             706,567

Brewery - 1.2%
          23,000  Anheuser-Busch Companies, Inc. .................         1,851,500

Broadcast Services and Programming - 3.3%
         188,660  AT&T Corp./Liberty Media Group - Class A* ......         4,197,685
           9,500  Clear Channel Communications, Inc.* ............           723,781
          19,145  TCI Satellite Entertainment, Inc. - Class A* ...           203,416
                                                                           5,124,882

Cable Television - 2.4%
         109,500  Comcast Corp. - Special Class A* ...............         3,724,711

Casino Hotels - 0.8%
          96,445  Park Place Entertainment Corp.* ................         1,211,590

Cellular Telecommunications - 5.2%
          11,000  Crown Castle International Corp.* ..............           374,000
          30,000  Nextel Communications, Inc. - Class A ..........         1,678,125
          36,000  Sprint Corp./PCS Group* ........................         1,989,000
         329,218  Vodafone AirTouch PLC ..........................         1,454,557
          20,910  VoiceStream Wireless Corp.* ....................         2,681,708
                                                                           8,177,390

Chemicals - Diversified - 0.8%
          18,755  E.I. du Pont de Nemours and Co. ................           849,836
          30,000  Solutia, Inc. ..................................           429,375
                                                                           1,279,211

Circuits - 0.6%
          14,780  Maxim Integrated Products, Inc.* ...............           976,404

Commercial Services - 1.1%
          38,025  Paychex, Inc. ..................................         1,739,644

Computer Data Security - 1.8%
          18,277  VeriSign, Inc.* ................................         2,900,331

Computers - Memory Devices - 3.0%
          50,000  EMC Corp.* .....................................         4,256,250
           4,500  VERITAS Software Corp.* ........................           458,719
                                                                           4,714,969

Computers - Micro - 3.0%
          44,000  Sun Microsystems, Inc.* ........................         4,639,250

Cruise Lines - 0.5%
          40,600  Royal Caribbean Cruises, Ltd. ..................           806,925

Distribution and Wholesale - 0.3%
          95,000  Brightpoint, Inc.* .............................           516,563

Diversified Financial Services - 2.9%
          46,550  Associates First Capital Corp. - Class A .......      $  1,219,028
          35,270  Citigroup, Inc. ................................         2,488,739
          18,215  Household International, Inc. ..................           811,706
                                                                           4,519,473

Diversified Operations - 3.1%
          95,920  General Electric Co. ...........................         4,933,885

E-Commerce - 0.1%
           2,000  eBay, Inc.* ....................................           100,000

Electronic Components - Semiconductors - 3.3%
           3,645  Advanced Micro Devices, Inc.* ..................           262,212
          15,770  Intel Corp. ....................................         1,052,648
          65,000  Texas Instruments, Inc. ........................         3,814,688
                                                                           5,129,548

Enterprise Software and Services - 0.8%
          17,000  Oracle Corp.* ..................................         1,278,187

Entertainment Software - 0.3%
           5,000  Electronic Arts, Inc.* .........................           442,187

Fiber Optics - 3.6%
           7,000  Corning, Inc. ..................................         1,637,562
          26,000  JDS Uniphase Corp.* ............................         3,071,250
           8,000  Metromedia Fiber Network, Inc. - Class A* ......           281,000
           2,250  SDL, Inc.* .....................................           780,891
                                                                           5,770,703

Finance - Credit Card - 1.6%
          45,000  American Express Co. ...........................         2,550,938

Finance - Investment Bankers/Brokers - 0.5%
          22,235  Charles Schwab Corp. ...........................           803,239

Food - Diversified - 0.2%
           5,000  Bestfoods ......................................           348,125

Instruments - Scientific - 0.2%
           4,000  PE Corp./PE Biosystems Group ...................           348,750

Insurance Brokers - 0.3%
           3,560  Marsh & McLennan Companies, Inc. ...............           434,320

Internet Content - 0.6%
           3,500  Critical Path, Inc.* ...........................           194,906
          20,000  DoubleClick, Inc.* .............................           718,750
                                                                             913,656

Internet Software - 1.6%
           4,000  Inktomi Corp.* .................................           428,000
          20,000  Liberate Technologies, Inc.* ...................           458,750
           9,115  Macromedia, Inc. ...............................           697,297
          20,000  PSINet, Inc.* ..................................           348,750
          21,210  Register.com, Inc.* ............................           574,658
                                                                           2,507,455

Life and Health Insurance - 0.7%
          38,295  John Hancock Financial Services, Inc.* .........           904,719
           5,000  Reliastar Financial Corp. ......................           265,938
                                                                           1,170,657

Medical - Drugs - 1.2%
          43,595  Pfizer, Inc. ...................................         1,880,034

Medical Instruments - 0.7%
          20,500  Medtronic, Inc. ................................         1,046,781

Motorcycle and Motor Scooter Manufacturing - 0.4%
          14,350  Harley-Davidson, Inc. ..........................           643,956

See Notes to Schedules of Investments.


97   Janus Aspen Series/July 31, 2000

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Multi-Line Insurance - 1.1%
          20,295  American International Group, Inc. .............     $   1,779,618

Multimedia - 3.7%
          51,064  Time Warner, Inc. ..............................         3,915,971
          28,200  Viacom, Inc. - Class B* ........................         1,870,013
                                                                           5,785,984
Music/Clubs - 0.5%
          16,000  SFX Entertainment, Inc.* .......................           736,000

Networking Products - 2.8%
          66,500  Cisco Systems, Inc.* ...........................         4,351,594

Oil Companies - Integrated - 0.2%
           5,670  Coastal Corp. ..................................           327,442

Optical Supplies - 0.9%
          20,000  Allergan, Inc. .................................         1,338,750

Pipelines - 2.8%
          57,000  Enron Corp. ....................................         4,196,625
           4,600  Kinder Morgan, Inc. ............................           156,400
                                                                           4,353,025
Printing - Commercial - 0.6%
          30,000  Valassis Communications, Inc.*  ................         1,008,750

Radio - 1.0%
          39,600  Infinity Broadcasting Corp. - Class A* .........         1,395,900

Retail - Apparel and Shoe - 0%
           1,665  Gap, Inc. ......................................            59,628

Retail - Building Products - 0.7%
          20,000  Home Depot, Inc. ...............................         1,035,000

Retail - Office Supplies - 0.4%
          50,500  Staples, Inc.* .................................           697,531

Super-Regional Banks - 1.2%
          92,450  Firstar Corp. ..................................         1,825,887

Telecommunication Equipment - 5.3%
         108,000  Nokia Oyj (ADR) ................................         4,785,750
          26,000  Nortel Networks Corp. - New York Shares ........         1,933,750
          81,000  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...         1,589,625
                                                                           8,309,125

Telecommunication Services - 3.0%
          10,000  Allegiance Telecom, Inc.* ......................           555,625
          37,695  Cox Communications, Inc. - Class A* ............         1,392,359
         110,000  McLeodUSA, Inc. - Class A* .....................         1,863,125
          17,170  Verizon Communications, Inc. ...................           806,990
                                                                           4,618,099

Telephone - Integrated - 2.0%
         101,612  Telefonica S.A.* ...............................         2,137,339
          18,000  Telefonos de Mexico S.A. (ADR) .................           947,250
                                                                           3,084,589

Toys - 0.1%
          20,000  Mattel, Inc. ...................................           221,250
------------------------------------------------------------------------------------
Total Common Stock (cost $99,420,055) ............................       116,158,942
------------------------------------------------------------------------------------
Corporate Bonds - 4.5%
Broadcast Services and Programming - 0.7%
        $250,000  Clear Channel Communications, Inc., 1.50%
                   convertible senior notes, due 12/1/02 .........           245,938
         700,000  Clear Channel Communications, Inc., 2.625%
                   convertible senior notes, due 4/1/03 ..........           910,875
                                                                           1,156,813

Cable Television - 0.1%
        $  5,000  Adelphia Communications Corp., 7.75%
                    senior notes, due 1/15/09 ....................     $       4,125
         200,000  Telewest Communications PLC, 9.875%
                    senior notes, due 2/1/10+ ....................           192,000
                                                                             196,125

Cellular Telecommunications - 0.1%
         100,000  VoiceStream Wireless Corp., 10.375%
                    senior notes, due 11/15/09 ...................           107,500

Computers - Micro - 0.1%
         200,000  Sun Microsystems, Inc., 7.50%
                    senior notes, due 8/15/06 ....................           199,750

Diversified Financial Services - 1.0%
         355,000  General Electric Capital Corp., 7.00%
                    notes, due 3/1/02 ............................           353,225
         420,000  General Electric Capital Corp., 6.52%
                    notes, due 10/8/02 ...........................           415,275
         400,000  General Electric Capital Corp., 7.00%
                    notes, due 2/3/03 ............................           399,000
         500,000  General Electric Capital Corp., 6.81%
                    notes, due 11/3/03 ...........................           495,000
                                                                           1,662,500

Enterprise Software and Services - 1.3%
         844,000  BEA Systems, Inc., 4.00%
                    convertible subordinated notes
                    due 12/15/06 .................................         1,196,370
         393,000  i2 Technologies, Inc., 5.25%
                    convertible subordinated notes
                    due 12/15/06 .................................           707,400
                                                                           1,903,770

Internet Software - 0%
          30,000  Exodus Communications, Inc. 11.25%
                    senior notes, due 7/1/08 .....................            29,700
Super-Regional Banks - 0.3%
         500,000  Firstar Bank N.A., 7.125%
                    subordinated notes, due 12/1/09 ..............           480,625

Telecommunication Services - 0.5%
          25,000  Allegiance Telecom, Inc., 12.875%
                    senior notes, due 5/15/08 ....................            27,188
          83,000  NTL, Inc., 7.00%
                    convertible subordinated notes
                    due 12/15/08 .................................           104,269
         910,000  NTL, Inc., 5.75%
                    convertible subordinated notes
                             due 12/15/09+ .......................           632,450
                                                                             763,907

Wireless Equipment - 0.4%
         600,000  American Tower Corp., 5.00%
                    convertible notes, due 2/15/10 ...............           623,250
------------------------------------------------------------------------------------
Total Corporate Bonds (cost $6,781,384) ..........................         7,123,940
------------------------------------------------------------------------------------
Preferred Stock - 3.4%
Automotive - Cars and Light Trucks - 0.8%
             442  Porsche A.G. ...................................         1,302,423

Cable Television - 1.1%
           7,000  Comcast Corp., convertible, 2.00%
                    (Sprint Corp./PCS Group) .....................           742,000
          10,000  MediaOne Group, Inc., convertible, 6.25% .......           933,750
                                                                           1,675,750

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000   98

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Electric - Integrated - 0.9%
          18,314  Reliant Energy, Inc., convertible 7.00%
                    (Time Warner, Inc.) ..........................       $ 1,382,707

Internet Software - 0.6%
          35,492  PSINet, Inc., convertible, 7.00%+ ..............           984,903
------------------------------------------------------------------------------------
Total Preferred Stock (cost $6,103,352) ..........................         5,345,783
------------------------------------------------------------------------------------
Total Investments (total cost $112,304,791) - 82.0% ..............       128,628,665
------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilites - 18.0% ....        28,183,600
------------------------------------------------------------------------------------
Net Assets - 100% ................................................      $156,812,265
------------------------------------------------------------------------------------


Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                    Market Value
------------------------------------------------------------------------------------
Canada                               1.5%                               $  1,933,750
Finland                              3.7%                                  4,785,750
Germany                              1.0%                                  1,302,423
Japan                                1.2%                                  1,464,239
Mexico                               0.7%                                    947,250
Spain                                1.7%                                  2,137,339
Sweden                               1.2%                                  1,589,625
United Kingdom                       1.3%                                  1,646,557
United States++                     87.7%                                112,821,732
------------------------------------------------------------------------------------
Total                              100.0%                               $128,628,665

See Notes to Schedules of Investments.


99   Janus Aspen Series/July 31, 2000

                                           JANUS ASPEN STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Common Stocks - 68.5%
Aerospace and Defense - 1.5%
             375  B.F. Goodrich Co. ..............................          $  13,383
             555  United Technologies Corp. ......................             32,398
                                                                               45,781

Automotive - Truck Parts and Equipment - 2.1%
           3,320  Delphi Automotive Systems Corp. ................             49,178
             225  Federal-Mogul Corp. ............................              2,053
             565  Lear Corp.* ....................................             13,172
                                                                               64,403

Building Products - Cement and Aggregate - 0.6%
             805  Cemex S.A. (ADR)................................             18,917

Cable Television - 1.1%
           1,000  Comcast Corp. - Special Class A* ...............             34,016

Casino Hotels - 2.6%
           2,565  Park Place Entertainment Corp.*.................             32,223
           3,615  Station Casinos, Inc.* .........................             46,543
                                                                               78,766

Chemicals - Diversified - 1.9%
           2,665  Lyondell Chemical Co............................             37,310
           1,300  Solutia, Inc. ..................................             18,606
                                                                               55,916

Chemicals - Specialty - 1.1%
           1,060  Cytec Industries, Inc.* ........................             33,125

Commercial Services - 2.0%
           1,340  Dun and Bradstreet Corp. .......................             39,614
             585  Iron Mountain, Inc.* ...........................             20,475
                                                                               60,089

Computer Software - 1.4%
           2,000  Cadence Design Systems, Inc.* ..................             41,750

Computers - Micro - 2.1%
           1,260  Apple Computer, Inc.*  .........................             64,024

Containers - Paper and Plastic - 3.4%
           4,490  Packaging Corp. of America* ....................             51,074
           1,005  Sealed Air Corp. ...............................             50,627
                                                                              101,701

Cosmetics and Toiletries - 1.3%
             720  Colgate-Palmolive Co. ..........................             40,095

Diversified Financial Services - 0.3%
             110  Citigroup, Inc. ................................              7,762

Diversified Operations - 8.6%
           1,355  Danaher Corp. ..................................             69,020
             495  Minnesota Mining and Manufacturing Co. .........             44,581
             670  Montana Power Co. ..............................             19,388
           2,380  Tyco International, Ltd. .......................            127,330
                                                                              260,319

Electronic Components - Semiconductors - 3.6%
           1,525  Advanced Micro Devices, Inc.* ..................          $ 109,705

Electronic Safety Devices - 0.2%
           1,352  Williams PLC ...................................              7,391

Finance - Credit Card - 1.9%
           1,000  American Express Co. ...........................             56,687

Finance - Investment Bankers/Brokers - 1.0%
             240  Merrill Lynch & Company, Inc. ..................             31,020

Internet Software - 0.8%
           1,355  PSINet, Inc.* ..................................             23,628

Life and Health Insurance - 0.6%
             745  John Hancock Financial Services, Inc.* .........             17,601

Machinery - Construction and Mining - 1.0%
           1,715  Terex Corp.* ...................................             28,297

Medical - Outpatient and Home Medical Care - 1.4%
           2,880  Apria Healthcare Group, Inc.* ..................             43,020

Medical Products - 1.9%
             620  Johnson & Johnson ..............................             57,699

Money Center Banks - 1.6%
             445  Bank of New York Company, Inc. .................             20,832
             420  Chase Manhattan Corp.* .........................             20,869
             500  DBS Group Holdings, Ltd.  ......................              6,027
                                                                               47,728
Networking Products - 2.0%
           4,410  3Com Corp.* ....................................             59,810

Oil Companies - Exploration and Production - 0.5%
             465  Burlington Resources, Inc. .....................             15,171

Oil Companies - Integrated - 2.9%
           1,505  Coastal Corp. ..................................             86,914

Oil Refining and Marketing - 1.4%
           2,500  SK Corp.  ......................................             43,207

Paint and Related Products - 0.3%
             465  The Sherwin-Williams Co.  ......................              9,678

Pipelines - 3.3%
           1,770  Enron Corp. ....................................             56,691
           1,240  Kinder Morgan, Inc. ............................             42,160
                                                                               98,851
Printing - Commercial - 1.9%
           1,720  Valassis Communications, Inc.* .................             57,835

Publishing - Newspapers - 2.0%
           1,485  New York Times Co. - Class A ...................             61,163

Retail - Apparel and Shoe - 0.3%
             560  Ross Stores, Inc.  .............................              8,610

Retail - Discount - 1.3%
           2,285  TJX Companies, Inc.  ...........................             38,274

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000  100

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                              Market Value
------------------------------------------------------------------------------------
Retail - Office Supplies - 0.6%
       1,380  Staples, Inc.* .........................................    $   19,061

Retail - Restaurants - 0.2%
         300  Jack in the Box, Inc.*  ................................         6,431

Telephone - Integrated - 3.4%
       2,150  SBC Communications, Inc.* ..............................        91,509
         215  Telefonos de Mexico S.A. (ADR) .........................        11,314
                                                                             102,823

Television - 1.4%
         950  SBS Broadcasting S.A. ..................................        43,225

Transportation - Services - 1.4%
         2,870 Fritz Companies, Inc. .................................        42,691

Transportation - Truck - 0.8%
         915  CNF Transportation, Inc. ...............................        23,275

Wireless Equipment - 0.8%
         598  Palm, Inc. .............................................        23,322
------------------------------------------------------------------------------------
Total Common Stocks (cost $2,055,021) ................................     2,069,781
------------------------------------------------------------------------------------
Total Investments (total cost $2,055,021) - 68.5% ....................     2,069,781
------------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 31.5% .......       949,989
------------------------------------------------------------------------------------
Net Assets - 100% ....................................................  $  3,019,770
------------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities         Market Value
-------------------------------------------------------------------------
Bermuda                              6.1%                     $   127,330
Luxembourg                           2.1%                          43,225
Mexico                               1.5%                          30,231
Singapore                            0.3%                           6,027
South Korea                          2.1%                          43,207
United Kingdom                       0.4%                           7,391
United States++                     87.5%                       1,812,370
-------------------------------------------------------------------------
Total                              100.0%                     $ 2,069,781

++Includes Short-Term Securities (50.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.


101   Janus Aspen Series/July 31, 2000

                                      JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                                 Market Value
---------------------------------------------------------------------------------------
Common Stock - 73.3%
Advertising Sales - 0.7%
              559,598  Havas Advertising S.A.** .........................  $12,678,201

Aerospace and Defense - 0.2%
               99,405  Embraer-Empresa Brasileira de
                          Aeronautica S.A. (ADR) ........................    2,236,612
            1,332,500  Finmeccanica S.p.A.*,** ..........................    1,815,044
                                                                             4,051,656

Agricultural Biotechnology - 0.5%
              162,110  Pharmacia Corp. ..................................    8,875,523

Applications Software - 0.3%
              597,031  Sage Group PLC** .................................    4,998,432

Audio and Video Products - 2.0%
              333,500  Sony Corp.** .....................................   30,648,447
               35,520  Sony Corp. (ADR)** ...............................    3,336,660
                                                                            33,985,107

Broadcast Services and Programming - 1.5%
               90,486  EM.TV & Merchandising A.G.** .....................    4,526,024
              286,130  Grupo Televisa S.A. (GDR)** ......................   18,491,151
              939,084  Scoot.com PLC* ...................................    1,895,215
                                                                            24,912,390

Cable Television - 1.0%
               18,035  Globo Cabo S.A. (ADR) ............................      278,415
              310,702  Le Groupe Videotron ltee.** ......................    6,848,751
               23,075  Rogers Communications, Inc. - Class B
                          New York Shares*,** ...........................      575,433
              324,696  Rogers Communications, Inc. - Class B*,** ........    8,140,653
              571,878  Telewest Communications PLC*,** ..................    1,481,749
                                                                            17,325,001

Cellular Telecommunications - 9.9%
            1,096,000  China Mobile Ltd.*,** ............................    8,748,916
            1,193,800  China Moble, Ltd. (ADR)*,** ......................   49,766,537
              119,578  Egyptian Mobile Service Co.* .....................    3,442,482
                1,677  NTT DoCoMo, Inc.** ...............................   42,087,093
              560,210  Partner Communications
                          Company, Ltd. (ADR)* ..........................    4,411,654
              191,050  Telesp Celular Participacoes S.A. (ADR) ..........    7,200,197
           10,765,033  Vodafone AirTouch PLC** ..........................   47,562,262
              101,310  Vodafone AirTouch PLC (ADR)** ....................    4,368,994
                                                                           167,588,135

Computer Data Security - 2.1%
              467,778  Baltimore Technologoies PLC*,** ..................    4,462,768
              265,450  Check Point Software Technologies, Ltd.* .........   30,792,200
                                                                            35,254,968

Computer Services - 1.4%
              529,850  Adcore A.B.* .....................................    4,390,961
               20,720  Atos S.A.*,** ....................................    2,054,358
               20,745  Cap Gemini S.A.** ................................    4,073,306
              305,067  Getronics N.V.** .................................    5,144,808
              155,825  InfoVista S.A. (ADR)* ............................    3,739,800
              171,162  Logica PLC** .....................................    4,434,846
                                                                            23,838,079

Computer Software - 0.5%
               47,000  Softbank Corp.** .................................    3,924,661
              132,029  Tietoenator Oyj** ................................    4,679,542
                                                                             8,604,203

Computers - Integrated Systems - 1.7%
               81,937  ASM Lithography Holding N.V.*,** .................  $ 3,169,853
               42,537  ASM Lithography Holding N.V. (ADR)*,** ...........    1,690,846
              396,307  Dimension Data Holdings PLC
                          (British Pound) ...............................    3,395,103
            1,377,200  Dimension Data Holdings PLC
                          (South African Rand) ..........................   11,730,855
               86,000  Fujitsu, Ltd.** ..................................    2,417,310
              406,900  Psion PLC** ......................................    4,613,268
              160,735  SEMA Group PLC** .................................    2,428,996
                                                                            29,446,231

Computers - Micro - 1.0%
           15,368,000  Legend Holdings, Ltd.** ..........................   17,342,207

Containers - Paper and Plastic - 0.0%
                6,923  IFCO Systems N.V.** ..............................      160,375
                8,465  IFCO Systems N.V. (ADR)*,** ......................      198,928
                                                                               359,303

Data Processing and Management - 0.2%
                7,520  Autonomy Corp. PLC*,** ...........................    1,031,368
               14,855  Autonomy Corp. PLC (ADR)*,** .....................    2,139,120
                                                                             3,170,488

Distribution and Wholesale - 0.1%
              974,000  Global Tech Holdings, Ltd.** .....................    1,230,267

Diversified Financial Services - 0.2%
              811,333  Egg PLC ..........................................    1,394,367
              709,917  Egg PLC+ .........................................    1,220,072
                                                                             2,614,439

Diversified Operations - 1.7%
              350,388  Bombardier, Inc. - Class B** .....................    5,270,876
            2,252,000  Citic Pacific, Ltd.** ............................   12,042,282
              372,740  Granada Compass ..................................    4,577,675
              264,069  Hays PLC** .......................................    1,463,337
               80,685  Seagram Company, Ltd. ............................    4,523,403
                                                                            27,877,573

Electric Products - 1.3%
               74,670  Samsung Electronics** ............................   19,725,440
               32,605  Samsung Electronics (GDR)**,+ ....................    2,135,627
                                                                            21,861,067

Electronic Components - 5.7%
                5,726  Celestica, Inc.*,** ..............................      357,647
              276,100  Celestica, Inc. - New York Shares*,** ............   17,256,250
               56,645  Flextronics International, Ltd.*,** ..............    4,010,289
              376,158  Koninklijke (Royal) Philips Electronics N.V.** ...   17,037,431
              633,983  Koninklijke (Royal) Philips Electronics N.V ......
                          - New York Shares** ...........................   28,489,611
               97,000  Murata Manufacturing Company, Ltd.** .............   11,507,958
              664,000  NEC Corp.** ......................................   17,694,329
                                                                            96,353,515

Electronic Components - Semiconductors - 3.5%
              114,520  Chartered Semiconductor
                          Manufacturing, Ltd. (ADR)*,** .................    8,245,440
               17,300  Rohm Company, Ltd.** .............................    4,539,073
              130,138  STMicroelectronics N.V.** ........................    7,404,148
              257,625  STMicroelectronics N.V. - New York Shares** ......   14,668,523
              556,630  Taiwan Semiconductor Manufacturing
                          Company, Ltd. (ADR)*,+ ........................   16,768,479
              252,651  Taiwan Semiconductor Manufacturing
                          Company, Ltd. (ADR)* ..........................    7,674,274
                                                                            59,299,937


See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000   102

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                       Market Value
------------------------------------------------------------------------------
Electronic Safety Devices - 0.3%
         827,376  Williams PLC ................................ $    4,522,941

Fiber Optics - 1.7%
         392,225  Completel Europe N.V ........................      4,506,710
         211,413  JDS Uniphase Corp. ..........................     24,973,161
                                                                    29,479,871

Food - Dairy Products - 0.3%
          94,304  Koninklijke Numico N.V.** ...................      4,426,008

Food - Diversified - 0.3%
          97,073  Unilever N.V.** .............................      4,254,634

Human Resources - 0.3%
         220,552  Capita Group PLC** ..........................      5,328,077

Internet Content - 0%
         169,295  Melbourne IT Ltd.* ..........................        824,363

Internet Software - 0.1%
          59,475  GEO Interactive Media Group PLC*,**,+ .......        999,875
           3,363  Intershop Communications A.G.*,** ...........      1,324,398
                                                                     2,324,273

Life and Health Insurance - 0.4%
         476,771  Prudential PLC** ............................      6,505,090

Machinery - Electrical - 0.3%
          63,939  Schneider Electric S.A.** ...................      4,363,562

Medical - Biomedical and Genetic - 1.3%
         304,981  Cambridge Antibody Technology
                    Group PLC*,** .............................     13,474,725
         298,174  Oxford GlycoSciences PLC*,** ................      8,529,592
                                                                    22,004,317

Medical - Drugs - 2.6%
         360,510  AstraZeneca Group PLC** .....................     15,528,565
           1,885  AstraZeneca Group PLC (ADR)** ...............         80,584
           8,524  Serono S.A. - Class B** .....................      9,024,375
           6,080  Serono S.A ..................................      3,252,800
         462,000  Shionogi & Co., Ltd.** ......................      7,547,066
         129,000  Takeda Chemical Industries, Ltd.** ..........      7,652,199
          35,000  Yamanouchi Pharmaceutical Company, Ltd.** ...      1,641,778
                                                                    44,727,367

Metal Processors and Fabricators - 0.5%
         487,273  Assa Abloy A.B. - Class B ...................      9,245,164

Money Center Banks - 1.8%
       1,743,295  Banco Bilbao Vizcaya Argentaria S.A.** ......     25,199,858
         203,525  DBS Group Holdings, Ltd. ....................      2,453,204
         474,000  Fuji Bank, Ltd.** ...........................      3,062,631
                                                                    30,715,693

Multimedia - 0.6%
          99,002  Corus Entertainment, Inc. - Class B*,** .....      2,615,409
           9,630  News Corporation, Ltd. (ADR) ................        474,277
         328,524  Shaw Communications, Inc. - Class B** .......      7,529,051
                                                                    10,618,737

Oil Companies - Integrated - 2.7%
         579,010  Petroleo Brasileiro S.A. (ADR) ..............     15,481,917
         201,530  Total Fina Elf** ............................     29,860,067
                                                                    45,341,984

Optical Supplies - 0.1%
          12,000  Hoya Corp. ..................................      1,007,517

Petrochemicals - 0.5%
         616,349  Reliance Industries, Ltd. ................... $    4,626,879
         252,960  Reliance Industries, Ltd. (GDR)+ ............      4,299,055
                                                                     8,925,934

Property and Casualty Insurance - 0.1%
         189,000  Tokio Marine & Fire Insurance
                    Company, Ltd.** ...........................      1,905,931

Publishing - Newspapers - 0.2%
         154,000  Singapore Press Holdings, Ltd.** ............      2,620,067

Recycling - 0.5%
         295,504  Tomra Systems A.S.A .........................      7,773,570

Retail - Diversified - 0.1%
          33,000  Ito-Yokado Company, Ltd.** ..................      1,966,574

Security Services - 0.8%
         578,488  Securitas A.B. - Class B ....................     12,615,875

Telecommunication Equipment - 12.0%
          16,830  ADVA A.G. Optical Networking** ..............      1,902,596
         181,735  Alcatel S.A.** ..............................     13,404,612
         143,187  Alcatel S.A. (ADR)** ........................     10,470,549
          76,815  Comverse Technology, Inc. ...................      6,740,516
       1,112,760  Datacraft Asia, Ltd.** ......................      8,290,062
         504,291  Nokia Oyj** .................................     22,340,998
       1,118,025  Nokia Oyj (ADR)** ...........................     49,542,483
          42,309  Nortel Networks Corp. .......................      3,125,311
         641,173  Nortel Networks Corp. - New York Shares** ...     47,687,242
       1,098,056  Telefonaktiebolaget L.M. Ericsson A.B.(ADR)..     21,549,349
         920,512  Telefonaktiebolaget L.M. Ericsson A.B
                    - Class B .................................     17,966,997
                                                                   203,020,715

Telecommunication Services - 3.7%
         283,210  Amdocs, Ltd.* ...............................     19,028,172
         179,405  China Unicom, Ltd. (ADR)*,** ................      4,227,230
         283,235  COLT Telecom Group PLC*,** ..................      8,844,598
          27,220  Dacom Corp. .................................      2,803,138
         478,930  Energis PLC*,** .............................      3,428,665
          84,360  FirstCom Corp.* .............................      1,170,495
         125,000  GT Group Telecom, Inc.
                    - Class B, New York Shares*,** ............      2,039,063
         183,450  Infonet Services Corp. - Class B* ...........      2,579,766
         142,951  NTL, Inc.* ..................................      6,441,729
         465,760  SK Telecom Company, Ltd. (ADR) ..............     14,205,680
                                                                    64,768,536

Telephone - Integrated - 4.9%
             545  Nippon Telegraph & Telephone Corp.** ........      6,515,548
         972,439  Telefonica S.A.*,** .........................     20,454,593
          62,200  Telefonica S.A. (ADR)*,** ...................      3,937,974
         849,580  Telefonos de Mexico S.A. (ADR) ..............     44,709,147
         200,134  Versatel Telecom International N.V.*,** .....      6,657,604
                                                                    82,274,866

Television - 0.6%
          16,327  Canal Plus S.A.** ...........................      2,587,052
         748,473  Granada Media PLC* ..........................      6,994,970
                                                                     9,582,022

Tobacco - 0.3%
             578  Japan Tobacco, Inc.** .......................      4,378,135

Wire and Cable Products - 0.8%
         521,000  Furukawa Electric Company, Ltd.** ...........     14,192,707
------------------------------------------------------------------------------
Total Common Stock (cost $1,020,128,512) ......................  1,241,381,252
------------------------------------------------------------------------------


See Notes to Schedules of Investments.

103   Janus Aspen Series/July 31, 2000

Shares or Principal Amount                                         Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Cable Television - 0%
       $   105,000  United Pan-Europe Communications N.V.
                      11.25% senior notes, due 2/1/10
                      (cost $104,240)** ........................  $       89,775
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.4%
             2,367  Porsche A.G.**..............................       6,974,739

Insurance Brokers - 0.5%
            60,088  Marschollek, Lautenschlaeger und
                      Partner A.G.** ...........................       8,797,260

Multimedia - 0.0%
            19,160  News Corporation, Ltd. (ADR) ...............         808,313

Telecommunication Services - 0.5%
            83,365  Telecomunicacoes Brasileiras S.A.(ADR) .....      7,565,374
--------------------------------------------------------------------------------
Total Preferred Stock (cost $15,839,707) .......................      24,145,686
--------------------------------------------------------------------------------
U.S. Government Agencies - 14.6%
       $50,000,000  Federal Home Loan Bank System
                      5.87%, 8/18/00 ...........................      49,849,833
        50,000,000  Federal Home Loan Bank System
                      5.87%, 9/8/00 ............................      49,690,195
        50,000,000  Federal Home Loan Bank System
                      5.96%, 9/18/00 ...........................      49,573,333
        50,000,000  Federal Home Loan Bank System
                      6.02%, 9/22/00 ...........................      49,565,222
        25,000,000  Federal Home Loan Bank System
                      6.34%, 10/18/00 ..........................      24,650,500
        24,000,000  Freddie Mac, 6.32%, 8/11/00 ................      23,957,867
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $247,292,492) .............     247,286,950
--------------------------------------------------------------------------------
       Total Investments (total cost $1,283,364,951) - 89.3% ...   1,512,903,663
--------------------------------------------------------------------------------
       Cash, Receivables and Other Assets, net of
         Liabilities - 10.7% ...................................     180,451,682
--------------------------------------------------------------------------------
       Net Assets - 100% .......................................  $1,693,355,345
--------------------------------------------------------------------------------


See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000  104

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

Summary of Investments by Country, July 31, 2000

Country              % of Investment Securities                    Market Value
-------------------------------------------------------------------------------
Australia                        0.1%                            $    2,106,953
Brazil                           2.2%                                32,762,515
Canada                           7.0%                               105,969,084
Egypt                            0.2%                                 3,442,482
Finland                          5.0%                                76,563,023
France                           7.0%                               105,304,175
Germany                          1.5%                                23,525,015
Hong Kong                        6.2%                                93,357,439
India                            0.6%                                 8,925,934
Israel                           2.4%                                36,203,729
Italy                            0.1%                                 1,815,044
Japan                           11.0%                               166,025,606
Mexico                           4.2%                                63,200,298
Netherlands                      5.0%                                75,826,577
Norway                           0.5%                                 7,773,570
Singapore                        1.7%                                25,619,062
South Korea                      2.6%                                38,869,885
Spain                            3.3%                                49,592,425
Sweden                           4.3%                                65,768,343
Switzerland                      0.8%                                12,277,175
Taiwan                           1.6%                                24,442,753
United Kingdom                  11.7%                               176,436,267
United States++                 21.0%                               317,096,309
-------------------------------------------------------------------------------
Total                          100.0%                            $1,512,903,663

++Includes Short-Term Securities (4.6% excluding Short-Term Securities)


Forward Currency Contracts, Open at July 31, 2000

Currency Sold and             Currency         Currency        Unrealized
Settlement Date              Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------
British Pound 9/22/00         5,500,000     $  8,246,700      $    514,938
British Pound 9/29/00        17,500,000       26,243,000         1,540,000
British Pound 10/5/00         9,500,000       14,247,150           787,550
British Pound 1/26/01           800,000        1,202,400            22,000
Canadian Dollar 9/22/00       8,900,000        5,994,881           137,468
Canadian Dollar 11/17/00      6,100,000        4,114,671            11,132
Euro 9/8/00                   9,800,000        9,099,300          (183,652)
Euro 9/8/00                   3,400,000        3,156,900           122,264
Euro 9/22/00                  8,800,000        8,176,960           315,128
Euro 9/29/00                 26,300,000       24,448,480         1,019,125
Euro 11/17/00                14,200,000       13,232,980          (240,264)
Euro 1/19/01                  3,000,000        2,804,700            30,660
Euro 1/26/01                 10,600,000        9,914,180           404,920
Euro 1/26/01                  7,700,000        7,201,810           294,063
Hong Kong Dollar 3/16/01     58,000,000        7,455,492           (11,635)
Hong Kong Dollar 3/16/01     35,000,000        4,499,004            (7,448)
Hong Kong Dollar 3/16/01      9,000,000        1,156,887            (1,485)
Hong Kong Dollar 3/16/01     65,000,000        8,355,293           (10,244)
Hong Kong Dollar 3/16/01     24,600,000        3,162,157            (5,786)
Hong Kong Dollar 3/16/01     11,400,000        1,465,390            (2,785)
Hong Kong Dollar 3/16/01     23,000,000        2,956,488            (5,159)
Hong Kong Dollar 3/16/01     15,000,000        1,928,144            (2,446)
Hong Kong Dollar 5/7/01       1,000,000          128,568            (2,504)
Hong Kong Dollar 5/7/01       4,000,000          514,271           (10,524)
Hong Kong Dollar 5/7/01       5,000,000          642,839           (13,203)
Hong Kong Dollar 5/7/01       5,000,000          642,839           (12,417)
Hong Kong Dollar 5/7/01       3,000,000          385,703            (5,807)
Hong Kong Dollar 5/7/01       4,000,000          514,271            (7,204)
Hong Kong Dollar 5/7/01      10,000,000        1,285,678           (17,366)
Hong Kong Dollar 5/7/01      10,200,000        1,311,391           (17,911)
Hong Kong Dollar 5/7/01      13,800,000        1,774,235           (23,977)
Hong Kong Dollar 5/7/01       2,000,000          257,136            (3,460)
Hong Kong Dollar 5/7/01      14,000,000        1,799,949           (18,279)
Hong Kong Dollar 5/7/01       9,000,000        1,157,110            (7,376)
Hong Kong Dollar 5/7/01       3,200,000          411,417            (2,513)
Hong Kong Dollar 5/7/01       5,800,000          745,693            (4,612)
Hong Kong Dollar 5/7/01      14,000,000        1,799,949           (11,177)
Hong Kong Dollar 5/7/01       6,000,000          771,407            (4,486)
Hong Kong Dollar 5/7/01      19,000,000        2,442,787            (6,765)
Hong Kong Dollar 5/7/01      40,000,000        5,142,710           (14,308)
Hong Kong Dollar 5/10/01     10,000,000        1,285,678           (14,997)
Hong Kong Dollar 5/10/01     14,000,000        1,799,949           (20,431)
Hong Kong Dollar 5/10/01      8,000,000        1,028,542            (9,499)
Hong Kong Dollar 5/10/01     25,000,000        3,214,194           (26,150)
Hong Kong Dollar 5/10/01     19,000,000        2,442,787            (5,327)
Hong Kong Dollar 5/10/01     65,000,000        8,356,904           (22,325)
Hong Kong Dollar 5/10/01     25,000,000        3,214,194            (1,281)
Hong Kong Dollar 6/27/01      7,000,000          900,032            (1,156)
Hong Kong Dollar 6/27/01     14,400,000        1,851,495            (3,113)
Hong Kong Dollar 6/27/01     39,000,000        5,014,465            (8,560)
Japanese Yen 9/1/00       1,400,000,000       12,882,863           339,541
Japanese Yen 9/8/00         300,000,000        2,763,983           105,731
Japanese Yen 9/8/00       2,100,000,000       19,347,884         1,002,925
Japanese Yen 9/8/00       1,000,000,000        9,213,278           398,410
Japanese Yen 9/8/00         270,000,000        2,487,585           162,670
Japanese Yen 9/8/00         550,000,000        5,067,303           287,058
Japanese Yen 9/8/00         500,000,000        4,606,639           193,760
Japanese Yen 9/14/00        700,000,000        6,456,052           286,842
Japanese Yen 9/29/00        160,000,000        1,479,544            78,391
Japanese Yen 10/5/00        405,000,000        3,749,035           252,941
Japanese Yen 11/17/00       850,700,000        7,936,241            93,776
Japanese Yen 1/19/01         35,000,000          330,424            10,540
Singapore Dollar 7/16/01      1,900,000        1,139,089            41,035
Singapore Dollar 7/16/01        400,000          239,808             2,910
South Korean Won 1/26/01    420,000,000          375,536            (1,205)
South Korean Won 2/8/01     547,000,000          489,048              (655)
South Korean Won 2/8/01     700,000,000          625,838              (699)
South Korean Won 2/15/01  1,750,000,000        1,564,456              (210)
South Korean Won 2/22/01  1,270,000,000        1,135,246              (304)
South Korean Won 3/1/01   1,550,000,000        1,385,413            (3,335)
South Korean Won 3/8/01   1,360,000,000        1,214,394              (921)
Swiss Franc 9/8/00            1,900,000        1,143,063            34,500
Swiss Franc 10/5/00             950,000          572,840            10,338
Swiss Franc 10/5/00             800,000          482,392             3,000
--------------------------------------------------------------------------
Total                                       $306,587,114        $7,728,655


See Notes to Schedules of Investments.

105   Janus Aspen Series/July 31, 2000

                                          JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                             Market Value
-----------------------------------------------------------------------------------
Common Stocks - 84.5%
Advertising Agencies - 0.2%
          173,225  Omnicom Group, Inc. .............................  $  14,724,125

Aerospace and Defense - 0.1%
        7,580,000  Finmeccanica S.p.A.*,** .........................     10,324,978

Agricultural Biotechnology - 0.6%
          991,440  Pharmacia Corp. .................................     54,281,340

Applications Software - 0.5%
          222,485  Microsoft Corp.* ................................     15,532,234
        3,560,125  Sage Group PLC** ................................     29,805,896
                                                                         45,338,130

Audio and Video Products - 1.3%
        1,340,000  Sony Corp.** ....................................    123,145,186

Broadcast Services and Programming - 2.7%
        4,083,320  AT&T Corp./Liberty Media Group - Class A* .......     90,853,870
          463,570  Clear Channel Communications, Inc.* .............     35,318,239
          575,713  EM.TV & Merchandising A.G.** ....................     28,796,621
        1,439,960  Grupo Televisa S.A. (GDR)* ......................     93,057,415
                                                                        248,026,145

Cable Television - 1.0%
        1,379,760  Comcast Corp. - Special Class A* ................     46,933,399
          158,850  Globo Cabo S.A. (ADR) ...........................      2,452,247
          129,480  Le Groupe Videotron ltee.** .....................      2,854,105
          209,740  Rogers Communications, Inc.
                     - Class B, New York Shares*,** ................      5,230,391
          941,834  Rogers Communications, Inc. - Class B*,** .......     23,613,298
        3,614,691  Telewest Communications PLC*,** .................      9,365,747
                                                                         90,449,187

Cellular Telecommunications - 11.0%
        8,598,000  China Mobile, Ltd.*,** ..........................     68,634,290
        7,868,720  China Moble, Ltd. (ADR)*,** .....................    328,027,265
          334,429  Egyptian Mobile Service Co.* ....................      9,627,740
           10,629  NTT DoCoMo, Inc.** ..............................    266,752,360
       64,421,001  Vodafone AirTouch PLC** .........................    284,626,023
        1,129,825  Vodafone AirTouch PLC (ADR)** ...................     48,723,703
                                                                      1,006,391,381

Chemicals - Specialty - 0.2%
          558,200  Praxair, Inc. ...................................     22,083,788

Commercial Services - 0.3%
          639,435  Paychex, Inc. ...................................     29,254,151

Computer Data Security - 1.6%
          966,010  Check Point Software Technologies, Ltd.* ........    112,057,160
          191,645  VeriSign, Inc.* .................................     30,411,666
                                                                        142,468,826

Computer Services - 1.1%
          131,228  Atos S.A.*,** ...................................     13,011,066
          161,445  Cap Gemini S.A.** ...............................     31,699,920
        1,852,628  Getronics N.V.** ................................     31,243,683
        1,061,317  Logica PLC** ....................................     27,498,965
                                                                        103,453,634

Computer Software - 0.3%
          731,101  Tietoenator Oyj** ...............................     25,912,626

Computers - Integrated Systems - 1.7%
          521,949  ASM Lithograpy Holding N.V.*,** .................  $  20,192,364
          205,635  ASM Lithography Holding N.V. (ADR)*,** ..........      8,173,991
        2,510,032  Dimension Data Holdings PLC
                     (British Pound) ...............................     21,503,067
        9,259,700  Dimension Data Holdings PLC
                     (South African Rand) ..........................     78,873,219
          577,000  Fujitsu, Ltd.** .................................     16,218,463
        1,034,991  SEMA Group PLC** 15,640,580
                                                                        160,601,684

Computers - Memory Devices - 1.3%
        1,275,080  EMC Corp.* ......................................    108,541,185
           88,695  VERITAS Software Corp.* .........................      9,041,347
                                                                        117,582,532

Computers - Micro - 1.1%
       15,592,000  Legend Holdings, Ltd.** .........................     17,594,983
          818,740  Sun Microsystems, Inc.* .........................     86,325,899
                                                                        103,920,882

Data Processing and Management - 0.2%
           47,856  Autonomy Corp. PLC*,** ..........................      6,563,450
           85,585  Autonomy Corp. PLC (ADR)*,** ....................     12,324,240
                                                                         18,887,690

Diversified Financial Services - 0.1%
          488,415  Associates First Capital Corp. - Class A ........     12,790,368

Diversified Operations - 2.5%
       13,770,000  Citic Pacific, Ltd.** ...........................     73,633,314
        1,687,155  General Electric Co. ............................     86,783,035
        1,902,740  Granada Compass PLC .............................     23,367,832
        2,473,907  Hays PLC** ......................................     13,709,140
          508,085  Tyco International, Ltd. ........................     27,182,548
                                                                        224,675,869

E-Commerce - 0.2%
          474,720  Amazon.com, Inc.* ...............................     14,300,940

Electric Products - 1.3%
          456,110  Samsung Electronics** ...........................    120,489,758

Electronic Components - 5.1%
           50,654  Celestica, Inc.*,** .............................      3,163,863
        1,303,315  Celestica, Inc. - New York Shares*,** ...........     81,457,187
          195,375  Flextronics International, Ltd.* ................     13,831,939
        2,629,971  Koninklijke (Royal) Philips Electronics N.V.** ..    119,120,022
        1,584,774  Koninklijke (Royal) Philips Electronics N.V
                     - New York Shares** ...........................     71,215,782
          348,410  Lattice Semiconductor Corp.* ....................     19,118,999
          400,000  Murata Manufacturing Company, Ltd.** ............     47,455,496
        3,809,000  NEC Corp.** .....................................    101,502,560
                                                                        456,865,848

Electronic Components - Semiconductors - 2.2%
          442,440  Applied Materials, Inc.* ........................     33,570,135
          662,780  Conexant Systems, Inc.* .........................     21,208,960
           83,400  Rohm Company, Ltd.** ............................     21,882,003
        1,136,611  STMicroelectronics N.V.** .......................     64,667,018
          156,105  STMicroelectronics N.V. - New York Shares** .....      8,888,228
          820,580  Texas Instruments, Inc. .........................     48,157,789
                                                                        198,374,133


See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000  106

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Enterprise Software and Services - 0.2%
          88,880  BEA Systems, Inc.* ............................   $  3,827,395
         160,540  i2 Technologies, Inc.* ........................     20,830,065
                                                                      24,657,460

Fiber Optics - 2.1%
         276,605  Corning, Inc. .................................     64,708,282
         888,859  JDS Uniphase Corp.* ...........................    104,996,469
          81,555  SDL, Inc.* ....................................     28,304,682
                                                                     198,009,433

Finance - Credit Card - 0.7%
       1,075,725  American Express Co. ..........................     60,980,161

Food - Dairy Products - 0.2%
         378,976  Koninklijke Numico N.V.** .....................     17,786,634

Food - Diversified - 0.3%
         561,626  Unilever N.V.** ...............................     24,615,630

Human Resources - 0.4%
       1,531,133  Capita Group PLC** ............................     36,988,984

Instruments - Scientific - 0.3%
         302,720  PE Corp./PE Biosystems Group ..................     26,393,400

Internet Content - 0.3%
         265,100  Softbank Corp.** ..............................     22,136,757

Internet Software - 0.7%
         731,610  America Online, Inc.* .........................     39,003,958
          12,828  Intershop Communications A.G.*,** .............      5,051,850
         257,700  Phone.com, Inc. ...............................     20,583,788
                                                                      64,639,596

Life and Health Insurance - 0.6%
       4,083,580  Prudential PLC** ..............................     55,716,595

Machinery - Electrical - 0.3%
         387,319  Schneider Electric S.A.** .....................     26,432,860

Medical - Biomedical and Genetic - 0.7%
         133,830  Genentech, Inc.* ..............................     20,358,889
         146,505  Human Genome Sciences, Inc. ...................     17,699,635
          25,570  Incyte Genomics, Inc. .........................      1,938,526
         101,215  Incyte Genomics, Inc.*,# ......................      7,193,777
          34,685  Millennium Pharmaceuticals, Inc.* .............      3,338,431
         124,245  PE Corp./Celera Genomics Group ................     10,793,784
                                                                      61,323,042

Medical - Drugs - 3.4%
       1,872,119  AstraZeneca Group PLC** .......................     80,639,431
          14,695  AstraZeneca Group PLC (ADR)** .................        628,211
       2,594,469  Pfizer, Inc. ..................................    111,886,476
         386,300  Schering-Plough Corp. .........................     16,683,331
         284,830  Sepracor, Inc.* ...............................     30,120,772
         949,000  Takeda Chemical Industries, Ltd.** ............     56,294,082
         317,000  Yamanouchi Pharmaceutical Company, Ltd.** .....     14,869,814
                                                                     311,122,117

Medical Instruments - 0.8%
       1,364,140  Medtronic, Inc. ...............................     69,656,399

Medical Products - 1.1%
         697,155  Johnson & Johnson .............................     64,878,987
          51,851  Synthes-Stratec, Inc.*,+ ......................     27,740,285
                                                                      92,619,272

Metal Processors and Fabricators - 0.7%
       3,505,541  Assa Abloy A.B. - Class B .....................     66,511,587


Money Center Banks - 2.3%
       9,770,430  Banco Bilbao Vizcaya Argentaria S.A.** ........   $141,234,528
         867,885  Chase Manhattan Corp. .........................     43,123,036
       4,205,000  Fuji Bank, Ltd.** .............................     27,169,549
                                                                     211,527,113

Multimedia - 4.2%
         460,200  Seagram Company, Ltd. .........................     25,799,963
       1,870,517  Shaw Communications, Inc. - Class B** .........     42,868,155
       2,712,145  Time Warner, Inc. .............................    207,987,620
       1,536,570  Viacom, Inc. - Class B* .......................    101,893,798
                                                                     378,549,536

Networking Products - 3.9%
         681,410  3Com Corp.* ...................................      9,241,623
       5,198,535  Cisco Systems, Inc.* ..........................    340,179,134
                                                                     349,420,757

Oil Companies - Integrated - 2.2%
       3,187,210  Petroleo Brasileiro S.A. (ADR) ................     85,221,533
         760,302  Total Fina Elf S.A.** .........................    112,651,558
                                                                     197,873,091

Optical Supplies - 0.1%
          67,000  Hoya Corp. ....................................      5,625,301

Petrochemicals - 0.6%
       5,958,180  Reliance Industries, Ltd. .....................     44,727,549
         393,795  Reliance Industries, Ltd. (GDR)+ ..............      6,692,546
                                                                      51,420,095

Pipelines - 0.5%
         561,590  Enron Corp. ...................................     41,347,064

Property and Casualty Insurance - 0.2%
       1,367,000  Tokio Marine & Fire Insurance Company,
                    Ltd.** ......................................     13,785,228

Radio - 0.2%
         190,300  AMFM, Inc.* ...................................     13,594,556
         154,760  Infinity Broadcasting Corp. - Class A* ........      5,455,290
                                                                      19,049,846

Retail - Apparel and Shoe - 0.3%
         884,305  Gap, Inc. .....................................     31,669,173

Retail - Diversified - 0.2%
         271,000  Ito-Yokado Company, Ltd.** ....................     16,149,744

Retail - Office Supplies - 0.1%
         508,940  Staples, Inc.* ................................      7,029,734

Security Services - 0.7%
       3,070,394  Securitas A.B. - Class B ......................     66,960,258

Telecommunication Equipment - 9.7%
       1,165,155  Alcatel S.A.** ................................     85,940,797
         367,019  Alcatel S.A. (ADR)** ..........................     26,838,264
         468,090  Comverse Technology, Inc. .....................     41,074,898
       4,798,909  Nokia Oyj** ...................................    212,600,296
       3,802,560  Nokia Oyj (ADR)** .............................    168,500,940
       2,463,345  Nortel Networks Corp. - New York Shares** .....    183,211,284
         137,800  QUALCOMM, Inc.* ...............................      8,948,388
       3,468,508  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ..     68,069,470
       4,482,480  Telefonaktiebolaget L.M. Ericsson - Class B ...     87,491,207
                                                                     882,675,544


See Notes to Schedules of Investments.

107   Janus Aspen Series/July 31, 2000

Shares or Principal Amount                                         Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 3.9%
          1,274,510  Amdocs, Ltd.* .............................  $   85,631,141
            139,861  Carrier 1 International S.A.* .............       7,101,986
          1,017,155  China Unicom, Ltd. (ADR)*,** ..............      23,966,715
          2,467,131  COLT Telecom Group PLC*,** ................      77,041,262
             65,150  Dacom Corp.** .............................       6,709,201
          6,474,330  Energis PLC*,** ...........................      46,349,798
          1,535,670  Infonet Services Corp. - Class B* .........      21,595,359
            310,635  Level 3 Communications, Inc.* .............      21,259,083
            393,413  NTL, Inc.* ................................      17,728,173
          1,665,790  SK Telecom Company, Ltd. (ADR) ............      50,806,595
                                                                     358,189,313

Telephone - Integrated - 4.1%
            242,675  AT&T Corp. ................................       7,507,758
              1,157  Nippon Telegraph & Telephone Corp.** ......      13,832,091
          6,082,384  Telefonica S.A.*,** .......................     127,938,808
            508,915  Telefonica S.A. (ADR)*,** .................      32,220,681
          3,621,485  Telefonos de Mexico S.A. (ADR) ............     190,580,648
                                                                     372,079,986

Television - 0.2%
            101,843  Canal Plus S.A.** .........................      16,137,264

Wire and Cable Products - 1.3%
          4,517,000  Furukawa Electric Company, Ltd.** .........     123,048,860

Wireless Equipment - 0.4%
          1,010,673  Palm, Inc. ................................      39,416,247
--------------------------------------------------------------------------------
Total Common Stocks (cost $5,513,942,494) ......................   7,685,887,282
--------------------------------------------------------------------------------

Corporate Bonds - 0%
Cable Television - 0%
       $    830,000  United Pan-Europe Communications N.V
                       11.25%, senior notes, due 2/1/10
                       (cost $823,992)** .......................         709,650
--------------------------------------------------------------------------------

Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.3%
             11,997  Porsche A.G.** ............................      35,351,056

Telephone - Integrated - 0.6%
            561,295  Telecomunicacoes Brasileiras S.A. (ADR) ...      50,937,521
--------------------------------------------------------------------------------
Total Preferred Stock (cost $80,138,903) .......................      86,288,577
--------------------------------------------------------------------------------

U.S. Government Agencies - 9.6%
       $ 50,000,000  Fannie Mae, 6.06%, 8/21/00 ................  $   49,821,943
         25,000,000  Fannie Mae, 6.07%, 9/13/00 ................      24,807,500
         50,000,000  Fannie Mae, 6.40%, 10/5/00 ................      49,417,500
        230,000,000  Federal Farm Credit Bank, 6.38%, 8/10/00 ..      29,952,151
         25,000,000  Federal Farm Credit Bank, 6.32%, 8/11/00 ..      24,956,111
         50,000,000  Federal Home Loan Bank System
                       6.39%, 8/7/00 ...........................      49,946,750
         50,000,000  Federal Home Loan Bank System
                       5.84%, 8/14/00 ..........................      49,894,556
         50,000,000  Federal Home Loan Bank System
                       5.87%, 8/18/00 ..........................      49,860,222
         50,000,000  Federal Home Loan Bank System
                       5.86%, 8/31/00 ..........................      49,755,833
         50,000,000  Federal Home Loan Bank System
                       5.87%, 9/8/00 ...........................      49,690,193
         50,000,000  Federal Home Loan Bank System
                       5.94%, 9/13/00 ..........................      49,614,793
         50,000,000  Federal Home Loan Bank System
                       5.96%, 9/18/00 ..........................      49,573,333
         50,000,000  Federal Home Loan Bank System
                       5.89%, 9/15/00 ..........................      49,631,875
         50,000,000  Federal Home Loan Bank System
                       5.92%, 9/27/00 ..........................      49,488,583
        100,000,000  Federal Home Loan Bank System
                       6.34%, 10/18/00 .........................      98,602,000
         50,000,000  Federal Home Loan Bank System
                       6.53%, 11/10/00 .........................      49,093,500
         50,000,000  Freddie Mac, 6.05%, 10/06/00 ..............      49,408,500
         50,000,000  Freddie Mac, 6.405%, 10/26/00 .............      49,229,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $872,775,692) .............     872,744,843
--------------------------------------------------------------------------------
Total Investments (total cost $6,467,681,082) - 95.0% ..........   8,645,630,352
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 5.0% ..     450,548,551
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................  $9,096,178,903
--------------------------------------------------------------------------------


See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000  108

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SUMMARY OF INVESTMENTS BY COUNTRY, JULY 31, 2000

Country                   % of Investment Securities               Market Value
-------------------------------------------------------------------------------
Bermuda                              0.3%                        $   27,182,548
Brazil                               1.6%                           138,611,301
Canada                               4.3%                           368,198,247
Egypt                                0.1%                             9,627,740
Finland                              4.7%                           407,013,862
France                               4.5%                           386,266,975
Germany                              0.8%                            69,199,527
Hong Kong                            5.9%                           511,856,567
India                                0.6%                            51,420,095
Israel                               1.3%                           112,057,160
Italy                                0.1%                            10,324,978
Japan                               10.1%                           869,867,495
Mexico                               3.3%                           283,638,063
Netherlands                          3.4%                           293,057,756
Singapore                            0.2%                            13,831,939
South Korea                          2.1%                           178,005,554
Spain                                3.5%                           301,394,017
Sweden                               3.3%                           289,032,522
Switzerland                          0.4%                            34,842,271
United Kingdom                      10.1%                           869,366,143
United States++                     39.6%                         3,420,835,592
-------------------------------------------------------------------------------
Total                              100.0%                        $8,645,630,352

++Includes Short-Term Securities (29.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2000

Currency Sold and                  Currency         Currency        Unrealized
Settlement Date                   Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/8/00              19,600,000   $   29,382,360     $  1,641,598
British Pound 9/8/00              11,500,000       17,239,650          940,240
British Pound 9/8/00              12,600,000       18,888,660          977,130
British Pound 9/22/00             27,000,000       40,483,800        2,527,875
British Pound 9/29/00             37,000,000       55,485,200        3,256,000
British Pound 1/26/01             62,900,000       94,538,700        1,729,750
Canadian Dollar 9/22/00           10,400,000        7,005,254          160,636
Canadian Dollar 11/17/00          10,800,000        7,284,992           19,709
Euro 9/8/00                          500,000          464,250           (9,370)
Euro 9/8/00                       18,000,000       16,713,000          647,280
Euro 9/22/00                      53,800,000       49,990,960        1,926,578
Euro 9/29/00                     150,100,000      139,532,960        5,816,375
Euro 10/5/00                      36,200,000       33,658,760        1,129,440
Euro 11/17/00                     75,000,000       69,892,500       (1,269,000)
Euro 1/19/01                      26,300,000       24,587,870          268,786
Euro 1/26/01                       1,300,000        1,215,890           49,660
Euro 1/26/01                      39,000,000       36,476,700        1,489,410
Euro 3/22/01                      10,000,000        9,376,000           77,000
Hong Kong Dollar 3/16/01         152,000,000       19,538,531          (30,492)
Hong Kong Dollar 3/16/01          48,200,000        6,195,771           (7,954)
Hong Kong Dollar 3/16/01         343,800,000       44,193,072          (54,184)
Hong Kong Dollar 3/16/01         157,800,000       20,284,080          (37,113)
Hong Kong Dollar 3/16/01          97,700,000       12,558,648          (23,871)
Hong Kong Dollar 3/16/01         237,000,000       30,464,683          (53,165)
Hong Kong Dollar 3/16/01          80,000,000       10,283,437          (13,043)
Hong Kong Dollar 5/7/01           20,500,000        2,635,639          (57,833)
Hong Kong Dollar 5/7/01           15,000,000        1,928,516          (44,094)
Hong Kong Dollar 5/7/01           23,000,000        2,957,058          (57,594)
Hong Kong Dollar 5/7/01           36,000,000        4,628,439          (94,720)
Hong Kong Dollar 5/7/01           49,500,000        6,364,104         (130,711)
Hong Kong Dollar 5/7/01           25,000,000        3,214,194          (62,086)
Hong Kong Dollar 5/7/01           22,000,000        2,828,491          (42,587)
Hong Kong Dollar 5/7/01           94,000,000       12,085,369         (165,058)
Hong Kong Dollar 5/7/01          102,000,000       13,113,911         (177,218)
Hong Kong Dollar 5/7/01           14,000,000        1,799,949          (24,223)
Hong Kong Dollar 5/7/01           85,000,000       10,928,259         (110,982)
Hong Kong Dollar 5/7/01           50,000,000        6,428,388          (40,979)
Hong Kong Dollar 5/7/01           10,500,000        1,349,961           (8,246)
Hong Kong Dollar 5/7/01           19,500,000        2,507,071          (15,504)
Hong Kong Dollar 5/7/01           98,000,000       12,599,640          (78,239)
Hong Kong Dollar 5/7/01           42,000,000        5,399,846          (31,404)
Hong Kong Dollar 5/7/01           81,000,000       10,413,988          (28,840)
Hong Kong Dollar 5/7/01          260,000,000       33,427,616          (93,001)
Hong Kong Dollar 5/10/01          31,000,000        3,985,600          (46,391)
Hong Kong Dollar 5/10/01          45,000,000        5,785,549          (69,957)
Hong Kong Dollar 5/10/01          73,000,000        9,385,446         (109,480)
Hong Kong Dollar 5/10/01          90,000,000       11,571,098         (131,341)
Hong Kong Dollar 5/10/01          85,000,000       10,928,259         (100,923)
Hong Kong Dollar 5/10/01         170,000,000       21,856,518         (177,822)
Hong Kong Dollar 5/10/01          92,000,000       11,828,233          (25,796)
Hong Kong Dollar 5/10/01         310,000,000       39,856,004         (106,472)
Hong Kong Dollar 5/10/01         150,000,000       19,285,163           (7,683)
Hong Kong Dollar 6/27/01          39,000,000        5,014,465           (6,439)
Hong Kong Dollar 6/27/01         103,000,000       13,243,330          (22,269)
Hong Kong Dollar 6/27/01         285,000,000       36,644,166          (62,557)
Japanese Yen 9/1/00           11,900,000,000      109,504,332        2,886,100
Japanese Yen 9/8/00            3,200,000,000       29,482,490        1,528,267
Japanese Yen 9/8/00            4,400,000,000       40,538,424        1,753,002
Japanese Yen 9/8/00            1,760,000,000       16,215,370        1,060,365
Japanese Yen 9/8/00            1,800,000,000       16,583,901          939,464
Japanese Yen 9/8/00            3,700,000,000       34,089,129        1,433,826
Japanese Yen 9/14/00           3,900,000,000       35,969,432        1,598,118
Japanese Yen 9/29/00           2,300,000,000       21,268,450        1,126,876
Japanese Yen 10/5/00             550,000,000        5,091,282          343,500
Japanese Yen 11/17/00          6,050,000,000       56,440,884          666,912
Japanese Yen 1/19/01           2,700,000,000       25,489,854          813,118
South Korean Won 1/26/01       1,700,000,000        1,520,029           (4,877)
South Korean Won 2/8/01        2,210,000,000        1,975,861           (2,646)
South Korean Won 2/8/01        2,750,000,000        2,458,650           (2,745)
South Korean Won 2/15/01       7,000,000,000        6,257,822             (839)
South Korean Won 2/22/01       5,124,000,000        4,580,316           (1,228)
South Korean Won 3/1/01        6,800,000,000        6,077,941          (14,633)
South Korean Won 3/8/01        5,300,000,000        4,732,565           (3,589)
South Korean Won 7/16/01       2,750,000,000        2,454,481         (158,988)
------------------------------------------------------------------------------
Total                                          $1,540,461,211     $ 32,988,829


See Notes to Schedules of Investments.

109   Janus Aspen Series/July 31, 2000

                                      JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS


Shares or Principal Amount                                            Market Value
----------------------------------------------------------------------------------
Common Stocks - 94.1%
Agricultural Biotechnology - 3.0%
        12,280  Pharmacia Corp. .....................................  $ 672,330

Chemicals - Diversified - 0.9%
         4,679  Bayer A.G ...........................................    195,972

Chemicals - Specialty - 1.0%
         5,395  Symyx Technologies, Inc.* ...........................    228,276

Commercial Services - 1.8%
        25,015  Quintiles Transnational Corp.* ......................    392,423

Cosmetics and Toiletries - 3.0%
         7,965  Colgate-Palmolive Co. ...............................    443,551
         3,980  Procter & Gamble Co. ................................    226,363
                                                                         669,914

Diagnostic Equipment - 0.8%
         3,510  Cytyc Corp.* ........................................    168,480

Drug Delivery Systems - 3.4%
         5,430  ALZA Corp.* .........................................    351,592
         4,520  Andrx Corp.* ........................................    352,842
         1,820  Emisphere Technologies, Inc.* .......................     48,457
                                                                         752,891

Health Care Cost Containment - 0.5%
         4,625  MedQuist, Inc.* .....................................     99,438

Instruments - Scientific - 5.8%
        10,465  PE Corp./PE Biosystems Group ........................    912,417
         3,000  Waters Corp.* .......................................    355,875
                                                                       1,268,292

Internet Software - 0.2%
         6,500  e-MedSoft.com* ......................................     39,000

Life and Health Insurance - 3.1%
         6,905  CIGNA Corp. .........................................    689,637

Medical - Biomedical and Genetic - 14.7%
         5,230  Alexion Pharmaceuticals, Inc.* ......................    337,335
         9,415  Amgen, Inc.* ........................................    611,387
        10,975  Cellegy Pharmaceuticals, Inc.* ......................     98,775
         1,845  Genentech, Inc.* ....................................    280,671
         7,080  Genzyme Corp.* ......................................    491,618
           510  Illumina, Inc.* .....................................     17,850
           625  Immunomedics, Inc.*,# ...............................     10,703
        10,600  Immunomedics, Inc.* .................................    181,525
         2,415  Incyte Genomics, Inc.* ..............................    183,087
         1,055  Invitrogen Corp.* ...................................     66,201
         3,780  Millennium Pharmaceuticals, Inc.* ...................    363,825
         5,970  Neose Technologies, Inc.* ...........................    227,233
         7,903  Oxford GlycoSciences PLC*,** ........................    226,074
         1,150  Protein Design Labs, Inc.* ..........................    139,366
                                                                       3,235,650

Medical - Drugs - 24.3%
         5,380  Abbott Laboratories .................................  $ 223,943
         5,350  Akorn, Inc.* ........................................     42,131
         8,125  American Home Products Corp. ........................    431,133
           795  Biovail Corp. - New York Shares* ....................     46,110
         1,820  Celgene Corp.* ......................................     94,526
           210  Cubist Pharmaceuticals, Inc.* .......................      9,476
         1,100  Forest Laboratories, Inc.* ..........................    117,700
         5,375  MedImmune, Inc.* ....................................    319,812
            74  Novartis A.G ........................................    114,257
           185  Novo Nordisk A/S - Class B ..........................     36,070
         6,595  OSI Pharmaceuticals, Inc.* ..........................    221,345
        15,345  Pfizer, Inc. ........................................    661,753
         3,110  Priority Healthcare Corp.* ..........................    166,774
         6,126  Rhone-Poulenc S.A ...................................    471,716
         1,423  Sanofi-Synthelabo S.A.* .............................     75,884
           557  Schering A.G ........................................     33,187
        10,130  Schering-Plough Corp. ...............................    437,489
         4,765  Sepracor, Inc.* .....................................    503,899
             4  Serono S.A. - Class B ...............................      4,235
        11,149  Shire Pharmaceuticals Group PLC*,** .................    200,374
       149,858  SkyePharma PLC*,** ..................................    199,754
         3,000  Takeda Chemical Industries, Ltd. ....................    177,958
        12,415  Teva Pharmaceutical Industries, Ltd. (ADR)...........    754,211
                                                                       5,343,737

Medical - HMO - 2.3%
         4,735  UnitedHealth Group, Inc. ............................    387,382
         1,345  Wellpoint Health Networks, Inc.* ....................    117,267
                                                                         504,649

Medical - Hospitals - 2.4%
         3,505  HCA - Healthcare Corp. ..............................    119,170
         7,330  Health Management Associates, Inc. - Class A* .......    114,989
         4,375  LifePoint Hospitals, Inc.* ..........................    117,031
         1,440  Province Healthcare Co.* ............................     61,740
         3,890  Tenet Healthcare Corp.* .............................    118,402
                                                                         531,332

Medical - Wholesale Drug Distributors - 1.7%
         5,195  Cardinal Health, Inc. ...............................    381,832

Medical Information Systems - 0.9%
         9,600  Allscripts, Inc.* ...................................    205,200

Medical Instruments - 7.3%
         5,870  ArthroCare Corp.* ...................................    213,154
        15,465  Medtronic, Inc. .....................................    789,682
        14,685  St. Jude Medical, Inc.* .............................    605,756
                                                                       1,608,592

Medical Labs and Testing Services - 1.4%
        26,205  Covance, Inc.* ......................................    298,082


See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000  110

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical Products 2.4%
        1,565  Baxter International, Inc. ......................    $    121,679
        3,170  Cerus Corp.* ....................................         177,520
        1,770  MiniMed, Inc.* ..................................         223,131
                                                                         522,330

Optical Supplies - 1.1%
        3,750  Allergan, Inc. ..................................         251,016

Research and Development - 1.9%
       41,695  PAREXEL International Corp.* ....................         414,344

Retail - Apparel and Shoe - 1.5%
        9,015  Gap, Inc. .......................................         322,850

Therapeutics - 7.9%
        5,215  CV Therapeutics, Inc.* ..........................         303,122
        5,025  Gilead Sciences, Inc.* ..........................         372,478
       10,295  ILEX Oncology, Inc.* ............................         375,768
       59,625  NaPro BioTherapeutics, Inc.* ....................         368,930
        6,920  Neurogen Corp.* .................................         196,355
        1,025  Trimeris, Inc.* .................................          58,553
          675  United Therapeutics Corp.* ......................          66,150
                                                                       1,741,356

Wireless Equipment - 0.8%
       17,965  Data Critical Corp. .............................         186,387
--------------------------------------------------------------------------------
Total Common Stocks (cost $21,428,637)..........................      20,724,010
--------------------------------------------------------------------------------
Total Investments (total cost $21,428,637) - 94.1%..............      20,724,010
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 5.9%...       1,299,242
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................     $22,023,252
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                Market Value
--------------------------------------------------------------------------------
Canada                                0.2%                          $    46,110
Denmark                               0.2%                               36,070
France                                2.6%                              547,600
Germany                               1.1%                              229,159
Israel                                3.6%                              754,211
Japan                                 0.9%                              177,958
Switzerland                           0.6%                              118,492
United Kingdom                        3.0%                              626,202
United States++                      87.8%                           18,188,208
-------------------------------------------------------------------------------
Total                               100.0%                          $20,724,010

Forward Currency Contracts, Open at July 31, 2000

Currency Sold and          Currency       Currency      Unrealized
Settlement Date           Units Sold   Value in $ U.S.  Gain/(Loss)
--------------------------------------------------------------------
British Pound 10/05/2000    220,000       $329,934         $1,199
--------------------------------------------------------------------

See Notes to Schedules of Investments.


111   Janus Aspen Series/July 31, 2000

                                         JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stocks - 76.4%
Aerospace and Defense - 0.2%
        29,370  Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .......................     $   660,825

Applications Software - 2.2%
         2,970  Adobe Systems, Inc. ............................         340,065
         7,930  Blue Martini Software, Inc. ....................         471,339
        56,040  Microsoft Corp. ................................       3,912,292
        70,920  Portal Software, Inc. ..........................       3,571,486
         6,585  Siebel Systems, Inc.* ..........................         954,825
                                                                       9,250,007

Audio and Video Products - 0.2%
         7,600  Sony Corp.** ...................................         698,435

Cellular Telecommunications - 3.8%
       129,080  China Moble, Ltd. (ADR) ........................       5,381,022
        65,045  Crown Castle International Corp.* ..............       2,211,530
           156  NTT DoCoMo, Inc.** .............................       3,915,078
        15,195  Sprint Corp./PCS Group* ........................         839,524
        13,150  Vodafone AirTouch PLC (ADR) ....................         567,094
       169,832  Vodafone Group PLC .............................         750,355
        14,540  VoiceStream Wireless Corp.* ....................       1,864,755
                                                                      15,529,358

Circuit Boards - 0.1%
        20,780  Viasystems Group, Inc.* ........................         341,571

Circuits - 2.0%
       118,685  Integrated Device Technology, Inc.* ............       6,290,305
        31,210  Linear Technology Corp. ........................       1,724,352
                                                                       8,014,657

Commercial Services - 0.1%
        22,935  MarchFirst, Inc.* ..............................         474,468

Communications Software - 0.8%
         4,665  Puma Technology, Inc. ..........................          93,300
        57,835  Research in Motion, Ltd.* ......................       3,133,934
                                                                       3,227,234

Computer Data Security - 1.0%
         7,790  Check Point Software Technologies, Ltd.* .......         903,640
        20,285  VeriSign, Inc.* ................................       3,218,976
                                                                       4,122,616

Computer Services - 1.1%
         1,500  Fujitsu Support and Service, Inc.** ............         135,522
       168,800  HIQ International A.B. .........................       1,343,657
        24,765  Sapient Corp.* .................................       2,817,019
                                                                       4,296,198

Computer Software - 1.8%
        26,515  Micromuse, Inc. ................................       3,439,907
        33,775  TIBCO Software, Inc. ...........................       3,478,825
                                                                       6,918,732

Computers - Integrated Systems - 3.3%
       160,855  ASM Lithography Holding N.V.* ..................       6,393,986
        22,080  Brocade Communications Systems, Inc.* ..........       3,944,040
       103,000  Fujitsu, Ltd.** ................................       2,895,150
                                                                      13,233,176

Computers - Memory Devices - 2.4%
        57,405  EMC Corp.* .....................................       4,886,601
        47,192  VERITAS Software Corp.* ........................       4,810,635
                                                                       9,697,236

Computers - Micro - 2.5%
        17,920  IBM Corp. ......................................     $ 2,014,880
     1,100,000  Legend Holdings, Ltd.** ........................       1,241,308
        63,750  Sun Microsystems, Inc.* ........................       6,721,641
                                                                       9,977,829

Computers - Peripheral Equipment - 0.4%
        80,600  Creative Technology, Ltd. ......................       1,761,749

Distribution and Wholesale - 0.1%
       226,000  Global Tech, Ltd.** ............................         285,462

Diversified Operations - 0.8%
       552,000  Citic Pacific, Ltd.** ..........................       2,951,749

E-Commerce - 0.1%
        11,100  PurchasePro.com, Inc.* .........................         432,900

Electric Products - 2.4%
        36,960  Samsung Electronics** ..........................       9,763,657

Electronic Components - 5.2%
        78,320  Celestica, Inc. - New York Shares* .............       4,895,000
        27,000  Murata Manufacturing Company, Ltd.** ...........       3,203,246
       169,000  NEC Corp.** ....................................       4,503,527
        28,570  Samsung Electro Mechanics Co., Ltd. ............       1,279,201
        33,610  Samsung SDI Co., Ltd.** ........................       1,483,795
       132,960  SCI Systems, Inc.* .............................       6,099,540
                                                                      21,464,309

Electronic Components - Semiconductors - 12.7%
        14,730  Advanced Micro Devices, Inc.* ..................       1,059,639
         7,000  Analog Devices, Inc.* ..........................         468,125
       125,655  Applied Materials, Inc.* .......................       9,534,073
        12,900  ASE Test, Ltd.* ................................         353,138
        56,755  Atmel Corp.* ...................................       1,699,103
        21,497  Bookham Technology PLC* ........................       1,391,515
        24,895  Chartered Semiconductor
                  Manufacturing, Ltd. (ADR)* ...................       1,792,440
        35,220  Conexant Systems, Inc.* ........................       1,127,040
       224,087  Hyundai Electronics Industries Co.*,** .........       3,491,600
        12,750  Intel Corp. ....................................         851,062
        35,515  International Rectifier Corp.* .................       1,964,423
        49,510  Lam Research Corp.* ............................       1,448,167
        37,140  Marvell Technology Group, Ltd.* ................       1,696,834
        32,740  Micron Technology, Inc.* .......................       2,668,310
        28,390  STMicroelectronics N.V. - New York Shares ......       1,616,456
        37,850  Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR)* .........................       1,140,231
        57,510  Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR)*,+ .......................       1,746,866
       149,615  Teradyne, Inc.* ................................       9,481,851
       115,835  Texas Instruments, Inc. ........................       6,798,067
        24,430  Xilinx, Inc.* ..................................       1,833,777
                                                                      52,162,717

Enterprise Software and Services - 1.8%
         8,555  BEA Systems, Inc.* .............................         368,401
        38,673  i2 Technologies, Inc.* .........................       5,017,822
        22,625  Oracle Corp.* ..................................       1,701,117
                                                                       7,087,340

Entertainment Software - 0.2%
         8,240  Electronic Arts, Inc.* .........................         728,725

See Notes to Schedules of Investments.


                                           Janus Aspen Series/July 31, 2000  112

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO


SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Fiber Optics - 6.2%
           35,945  Avanex Corp.* ...............................     $ 4,562,768
            9,465  Corning, Inc. ...............................       2,214,219
           18,930  Finisar Corp.* ..............................         502,828
           50,661  JDS Uniphase Corp.* .........................       5,984,331
          101,940  Metromedia Fiber Network, Inc. - Class A* ...       3,580,642
           12,390  New Focus, Inc.* ............................       1,243,646
           15,485  SDL, Inc.* ..................................       5,374,263
           15,755  Sycamore Networks, Inc.* ....................       1,942,788
                                                                      25,405,485

Identification Systems and Devices - 0.4%
           41,465  Symbol Technologies, Inc. ...................       1,653,417

Instruments - Scientific - 0.4%
           19,020  PE Corp./PE Biosystems Group ................       1,658,306

Internet Content - 0.3%
            3,865  DoubleClick, Inc.* ..........................         138,898
            6,970  Proxicom, Inc.* .............................         287,948
            9,800  Softbank Corp.** ............................         818,334
                                                                       1,245,180

Internet Software - 2.4%
           22,135  America Online, Inc.* .......................       1,180,072
           38,620  Exodus Communications, Inc.* ................       1,716,176
           80,000  Gauss Interprise A.G.* ......................       1,048,936
           11,350  Inktomi Corp.* ..............................       1,214,450
          854,000  Pacific Century CyberWorks, Ltd.*,** ........       1,790,523
          126,755  PSINet, Inc.* ...............................       2,210,290
           14,660  Vignette Corp.* .............................         496,608
                                                                       9,657,055

Machinery - Electrical - 0.3%
           14,500  Nidec Corp.** ...............................       1,093,028

Medical - Biomedical and Genetic - 0.1%
            3,495  Affymetrix, Inc.* ...........................         477,231

Networking Products - 3.5%
           20,040  3Com Corp.* .................................         271,793
          160,865  Cisco Systems, Inc.* ........................      10,526,603
           24,680  Corvis Corp.* ...............................       2,031,858
           41,280  Lucent Technologies, Inc. ...................       1,806,000
                                                                      14,636,254

Petrochemicals - 0.2%
           46,653  Reliance Industries, Ltd. (GDR)+ ............         792,868

Pipelines - 0.5%
           27,470  Enron Corp. .................................       2,022,479

Satellite Telecommunications - 0.5%
           59,450  Adaptive Broadband Corp.* ...................       2,143,916

Software Tools - 0%
              400  Mercury Interactive Corp.* ..................          39,706

Telecommunication Equipment - 6.9%
           24,375  Alcatel S.A. (ADR) ..........................       1,782,422
          295,360  Datacraft Asia, Ltd.* .......................       2,200,432
            8,485  Digital Lightwave, Inc.* ....................         741,907
           12,570  Ditech Communications Corp.* ................         601,789
           16,000  Matsushita Communication Industrial
                     Company, Ltd.** ...........................       1,854,415
          236,825  Nokia Oyj (ADR) .............................      10,494,308
          109,955  Nortel Networks Corp. - New York Shares .....       8,177,903
          105,180  Telefonaktiebolaget L.M. Ericsson A.B.
                     (ADR) .....................................       2,064,157
                                                                      27,917,333

Telecommunication Services - 3.0%
           10,865  Amdocs, Ltd.* ...............................     $   729,992
          153,100  China Unicom, Ltd. (ADR)*,** ................       3,607,419
           12,900  Korea Thrunet Company, Ltd. - Class A*,** ...         134,644
           39,105  Level 3 Communications, Inc.* ...............       2,676,248
           97,965  McLeodUSA, Inc. - Class A* ..................       1,659,282
           96,100  SK Telecom Company, Ltd. (ADR)* .............       2,931,050
           10,315  Sonera Oyj (ADR) ............................         409,377
                                                                      12,148,012

Telephone - Integrated - 2.1%
               18  Japan Telecom Company, Ltd.** ...............         647,220
           22,400  NEXTLINK Communications, Inc. - Class A* ....         740,600
           79,280  SBC Communications, Inc. ....................       3,374,355
            4,794  Telefonica S.A.* ............................         100,839
           13,495  Telefonica S.A. (ADR)* ......................         854,402
           47,230  Telefonos de Mexico S.A. (ADR) ..............       2,485,479
                                                                       8,202,895

Web Hosting and Design - 0.9%
           50,070  Macromedia, Inc. ............................       3,830,355

Wire and Cable Products - 2.9%
          437,000  Furukawa Electric Company, Ltd.** ...........      11,904,440

Wireless Equipment - 0.6%
            2,500  Aether Systems, Inc.* .......................         416,094
           29,723  Palm, Inc.* .................................       1,159,197
           12,520  RF Micro Devices, Inc.* .....................         943,695
                                                                       2,518,986
--------------------------------------------------------------------------------
Total Common Stocks (cost $325,224,286) ........................     310,427,896
--------------------------------------------------------------------------------
Corporate Bonds - 5.4%
Cable Television - 0.7%
       $1,000,000  Telewest Communications PLC, 9.875%
                     senior notes, due 2/1/10+ .................         960,000
          975,000  United Pan-Europe Communications N.V.
                     11.25% senior notes, due 2/1/10 ...........         833,625
        1,000,000  United Pan-Europe Communications N.V.
                     11.50% senior notes, due 2/1/10 ...........         855,000
                                                                       2,648,625

Computer Software - 0.5%
        1,790,000  Mercury Interactive Corp., 4.75%
                     convertible bonds, due 7/1/07+ ............       1,906,350

Computers - Integrated Systems - 0.2%
        1,000,000  Candescent Technologies Corp., 7.00%
                     convertible senior subordinated
                     debentures, due 5/1/03+ ...................         750,000

Fiber Optics - 0.2%
        1,000,000  Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 12/15/09 ................         970,000

Internet Software - 0.8%
        1,000,000  Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 ..................         990,000
        2,000,000  Globix Corp., 12.5%
                     senior notes, due 2/1/01 ..................       1,580,000
        1,000,000  PSINet, Inc., 10.50%
                     senior notes, due 12/1/06 .................         805,000
                                                                       3,375,000

Telecommunication Equipment - 0.1%
          674,000  Terayon Communication Systems, Inc.
                     5.00% convertible subordinated notes
                     due 8/1/07 ................................         587,222

See Notes to Schedules of Investments.


113   Janus Aspen Series/July 31, 2000

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 2.2%
       $1,000,000  Global Crossing Holdings, Ltd., 9.5%
                     company guaranteed notes, due 11/15/09 .....   $    970,000
        2,000,000  Level 3 Communications, Inc., 11.00%
                     senior notes, due 3/15/08+ ................       1,920,000
        3,000,000  Level 3 Communications, Inc., 12.875%
                     senior discount notes, due 3/15/10+ .......       1,582,500
        2,000,000  Level 3 Communications, Inc., 6.00%
                     convertible subordinated debentures
                     due 3/15/10 ...............................       1,585,000
        1,000,000  NTL, Inc., zero coupon, senior notes
                     due 2/1/06 ................................         935,000
        2,000,000  Worldwide Fiber, Inc., 12.00%
                     senior notes, due 8/1/09 ..................       1,840,000
                                                                       8,832,500

Telecommunication Services - 0.7%
        2,000,000  NEXTLINK Communications, Inc., 12.50%
                     senior notes, due 4/15/06 .................       2,060,000
        1,000,000  Versatel Telecom B.V., 11.875%
                     senior notes, due 7/15/09 .................         985,000
                                                                       3,045,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $24,097,872) .......................      22,114,697
--------------------------------------------------------------------------------
Preferred Stocks - 0.6%
Cellular Telecommunications - 0.4%
           31,515  Crown Castle International Corp.
                     convertible, 6.25% ........................       1,695,901

Internet Software - 0.2%
           32,620  PSINet, Inc., convertible, 7.00%+ ...........         905,205
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $3,347,015) .......................       2,601,106
--------------------------------------------------------------------------------
Repurchase Agreement - 18.7%
      $76,000,000  ABN AMRO Securities, Inc., 6.65%
                     dated 7/31/00, maturing 8/1/00, to be
                     repurchased at $76,014,039 collateralized
                     by $77,051,680 in U.S. Government
                     Agencies; 0% - 8.646%, 5/17/01 -
                     2/16/30; with a value of $76,000,033
                     (cost $76,000,000) ........................      76,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.5%
       10,000,000  Federal Home Loan Bank System, 6.35%
                     8/2/00 (amortized cost $9,998,236) ........       9,998,236
--------------------------------------------------------------------------------
Total Investments (total cost $438,667,409) - 103.6% ...........     421,141,935
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
  Assets - (3.6%) ..............................................     (14,540,608)
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................    $406,601,327
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2000

Country                   % of Investment Securities                Market Value
--------------------------------------------------------------------------------
Bermuda                               0.6%                          $  2,666,834
Brazil                                0.2%                               660,825
Canada                                4.3%                            18,046,837
Finland                               2.6%                            10,903,685
France                                0.8%                             3,398,878
Germany                               0.2%                             1,048,936
Hong Kong                             3.6%                            15,257,483
India                                 0.2%                               792,868
Israel                                0.2%                               903,640
Japan                                 7.5%                            31,668,395
Mexico                                0.6%                             2,485,479
Netherlands                           2.2%                             9,067,611
Singapore                             1.4%                             5,754,621
South Korea                           4.5%                            19,083,947
Spain                                 0.2%                               955,241
Sweden                                0.8%                             3,407,814
Taiwan                                0.8%                             3,240,235
United Kingdom                        0.9%                             3,668,964
United States++                      68.4%                           288,129,642
--------------------------------------------------------------------------------
Total                               100.0%                          $421,141,935

++Includes Short-Term Securities (48.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2000

Currency Sold and            Currency       Currency      Unrealized
Settlement Date             Units Sold   Value in $ U.S.  Gain/(Loss)
--------------------------------------------------------------------
Hong Kong Dollar 3/16/01     22,400,000   $ 2,879,362      $ (4,494)
Hong Kong Dollar 3/16/01     15,000,000     1,928,144        (3,192)
Hong Kong Dollar 3/16/01        500,000        64,272           (83)
Hong Kong Dollar 3/16/01      3,500,000       449,900          (552)
Hong Kong Dollar 3/16/01      8,000,000     1,028,344        (1,913)
Hong Kong Dollar 3/16/01      8,200,000     1,054,052        (1,929)
Hong Kong Dollar 3/16/01      8,000,000     1,028,344        (1,955)
Hong Kong Dollar 5/10/01      3,000,000       385,703          (154)
Hong Kong Dollar 6/27/01      2,200,000       282,867          (476)
Hong Kong Dollar 6/27/01      5,000,000       642,880        (1,097)
Japanese Yen 9/1/00         315,000,000     2,898,644        76,397
Japanese Yen 9/8/00          40,000,000       368,531        14,098
Japanese Yen 9/8/00         280,000,000     2,579,718       127,532
Japanese Yen 9/8/00         200,000,000     1,842,656       105,200
Japanese Yen 9/8/00         100,000,000       921,328        37,914
Japanese Yen 9/8/00         260,000,000     2,395,452       100,755
Japanese Yen 9/14/00         20,000,000       184,459         7,924
Japanese Yen 10/5/00         40,000,000       370,275        24,982
South Korean Won 1/26/01    600,000,000       536,481          (766)
South Korean Won 1/26/01    200,000,000       178,827        (1,010)
South Korean Won 1/26/01    230,000,000       205,651          (660)
South Korean Won 2/8/01     300,000,000       268,216          (359)
South Korean Won 2/8/01     510,000,000       455,968          (509)
South Korean Won 2/15/01  1,265,000,000     1,130,878          (152)
South Korean Won 2/22/01    875,000,000       782,158          (210)
South Korean Won 3/1/01   1,170,000,000     1,045,763        (2,516)
South Korean Won 3/8/01   3,300,000,000     2,946,692        (2,234)
-------------------------------------------------------------------
Total                                      $28,855,565     $470,541

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000  114

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 68.4%
Automotive - Cars and Light Trucks - 1.0%
      $2,000,000  DaimlerChrysler N.A. Holding Corp., 7.75%
                    notes, due 5/27/03 ...........................    $2,017,500

Beverages - Wine and Spirits - 0.7%
       1,500,000  Joseph E. Seagram & Sons, Inc., 6.80%
                    company guaranteed notes, due 12/15/08 .......     1,411,875

Broadcast Services and Programming - 1.5%
       2,000,000  AT&T Corp./Liberty Media Group., 7.875%
                    notes, due 7/15/09 ...........................     1,942,500
       1,250,000  Paxson Communications Corp., 11.625%
                    senior subordinated notes, due 10/1/02 .......     1,281,250
                                                                       3,223,750

Cable Television - 2.6%
       1,500,000  Diamond Cable Communications PLC
                    zero coupon senior discount notes
                    due 12/15/05 .................................     1,425,000
       1,000,000  Jones Intercable, Inc., 7.625%
                    senior notes, due 4/15/08 ....................       987,500
       1,000,000  Lenfest Communications, Inc., 10.50%
                    senior subordinated notes, due 6/15/06 .......     1,117,500
       1,000,000  Lenfest Communications, Inc., 7.625%
                    senior notes, due 2/15/08 ....................       981,250
       1,115,000  LodgeNet Entertainment Corp., 10.25%
                    senior notes, due 12/15/06 ...................     1,070,400
                                                                       5,581,650

Casino Hotels - 1.2%
         460,000  Mandalay Resort Group, Inc., 10.25%
                    senior subordinated notes, due 8/1/07 ........       464,600
         500,000  Santa Fe Hotel, Inc., 11.00%
                    first mortgage notes, due 12/15/00 ...........       500,000
       1,000,000  Station Casinos, Inc., 10.125%
                    senior subordinated notes, due 3/15/06 .......     1,017,500
         500,000  Venetian Casino Resort L.L.C., 12.25%
                    company guaranteed notes, due 11/15/04 .......       503,750
                                                                       2,485,850

Casino Services - 0.4%
         750,000  Isle of Capri Black Hawk L.L.C., 13.00%
                    first mortgage bonds, due 8/31/04 ............       817,500

Commercial Banks - 1.9%
       1,000,000  City National Bank, 6.375%
                    subordinated notes, due 1/15/08 ..............       873,750
         700,000  Hudson United Bancorp, Inc., 8.20%
                    subordinated debentures, due 9/15/06 .........       665,000
       1,650,000  Local Financial Corp., 11.00%
                    senior notes, due 9/8/04 .....................     1,645,875
       1,000,000  Provident Trust I Corp., 8.29%
                    company guaranteed notes, due 4/15/28 ........       831,250
                                                                       4,015,875

Commercial Services - 1.1%
       2,500,000  Cendant Corp., 7.75%, notes, due 12/1/03 .......     2,421,875

Computer Services - 2.6%
       4,500,000  Electronic Data Systems Corp., 7.125%
                    notes, due 10/15/09 ..........................     4,404,375
       1,250,000  Equinix, Inc., 13.00%
                    senior notes, due 12/1/07 ....................     1,125,000
                                                                       5,529,375

Computers - Integrated Systems - 0.4%
      $1,000,000  Candescent Technologies Corp., 7.00%
                    convertible senior subordinated debentures
                    due 5/1/03 ...................................    $  750,000

Containers - Paper and Plastic - 1.9%
       3,925,000  Stone Container Corp., 10.75%
                    first mortgage notes, due 10/1/02 ............     3,993,687
Cosmetics and Toiletries - 1.8%
       4,000,000  Procter & Gamble Co., 6.875%
                    unsubordinated notes, due 9/15/09 ............     3,905,000

Cruise Lines - 0.2%
         500,000  Royal Caribbean Cruises, Ltd., 7.00%
                    senior notes, due 10/15/07 ...................       438,125

Diversified Financial Services - 5.4%
       2,000,000  Citigroup, Inc., 7.45%, notes, due 6/6/02 ......     2,000,000
       7,500,000  General Electric Capital Corp., 7.00%
                    notes, due 3/1/02 ............................     7,462,500
       1,850,000  IBM Credit Corp., 7.00%
                    notes, due 1/28/02 ...........................     1,838,438
                                                                      11,300,938

Diversified Operations - 1.2%
       1,500,000  Cox Enterprises, Inc., 6.625%
                    notes, due 6/14/02 ...........................     1,477,500
       1,000,000  Tyco International Group S.A., 6.875%
                    notes, due 9/5/02+ ...........................       992,500
                                                                       2,470,000

Electric - Generation - 0.2%
        $410,491  Caithness Coso Funding Corp., 6.80%
                    secured notes, due 12/15/01 ..................       404,846

Electric - Integrated - 0.3%
         625,000  El Paso Electric Co., 9.40%
                    first mortgage bonds, due 5/1/11 .............       654,687

Fiber Optics - 1.5%
       2,500,000  NorthEast Optic Network, Inc., 12.75%
                    senior notes, due 8/15/08 ....................     2,337,500
         830,000  Williams Communications Group, Inc.
                    10.875%, senior notes, due 10/1/09 ...........       792,650
                                                                       3,130,150

Finance - Auto Loans - 2.6%
       5,500,000  Ford Motor Credit Co., 7.50%
                    notes, due 6/15/03 ...........................     5,506,875

Food - Retail - 6.0%
       4,000,000  Kroger Co., 8.05% notes, due 2/1/10 ............     3,980,000
       2,000,000  Marsh Supermarkets, Inc., 8.875%
                    company guaranteed notes, due 8/1/07 .........     1,860,000
       3,500,000  Safeway, Inc., 5.875%, notes, due 11/15/01 .....     3,443,125
       2,000,000  Safeway, Inc., 7.00%, notes, due 9/15/02 .......     1,987,500
       1,500,000  Stater Brothers Holdings, Inc., 10.75%
                    senior notes, due 8/15/06 ....................     1,342,500
                                                                      12,613,125

Internet Software - 0.5%
       1,000,000  Exodus Communications, Inc., 11.625%
                    senior notes, due 7/15/10 ....................     1,005,000

Leisure, Recreation and Gaming - 0.7%
       1,500,000  Hard Rock Hotel, Inc., 9.25%
                    senior subordinated notes, due 4/1/05 ........     1,395,000

See Notes to Schedules of Investments.


115   Janus Aspen Series/July 31, 2000

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Life and Health Insurance - 0.4%
        $815,000  Delphi Financial Group, Inc., 8.00%
                    senior notes, due 10/1/03 ....................    $  792,588

Medical - Hospitals - 2.5%
        $500,000  Columbia/HCA Healthcare Corp., 8.36%
                    debentures, due 4/15/24 ......................       457,500
       5,000,000  Tenet Healthcare Corp., 7.875%
                    senior notes, due 1/15/03 ....................     4,900,000
                                                                       5,357,500

Multimedia - 3.5%
       1,000,000  Time Warner, Inc., 6.95% company
                    guaranteed notes, due 1/15/28 ................       883,750
       2,000,000  Time Warner, Inc., 8.18% notes, due 8/15/07 ....     2,052,500
       4,500,000    Viacom, Inc., 7.70%, notes, due 7/30/10 ......     4,490,505
                                                                       7,426,755

Networking Products - 1.0%
         500,000  Anixter International, Inc., 8.00%
                    company guaranteed notes, due 9/15/03 ........       491,875
       1,500,000  Concentric Network Corp., 12.75%
                    senior notes, due 12/15/07 ...................     1,560,000
                                                                       2,051,875

Oil Companies - Integrated - 0.9%
       2,000,000  Chevron Corp., 6.625% notes, due 10/1/04 .......     1,972,500

Optical Supplies - 0.4%
         950,000  Bausch & Lomb, Inc., 6.75% notes, due 12/15/04..       894,188

Paint and Related Products - 0.2%
         500,000  Sherwin-Williams Co., 6.85% notes, due 2/1/07 ..       488,125

Physical Therapy and Rehabilitation Centers - 0.7%
       1,500,000  HEALTHSOUTH Corp., 9.50%
                    senior subordinated notes, due 4/1/01 ........     1,492,500

Pipelines - 1.9%
       2,000,000  Enron Corp., 7.375%, bonds, due 5/15/19 ........     1,920,000
       2,150,000  Enron Corp., 7.875%, notes, due 6/15/03 ........     2,171,500
                                                                       4,091,500

Property and Casualty Insurance - 0.2%
        $500,000  First American Capital Trust, 8.50%
                    company guaranteed notes, due 4/15/12 ........       463,750

Recreational Centers - 0.6%
       1,500,000  Bally Total Fitness Holding Corp., 9.875%
                    senior subordinated notes, due 10/15/07 ......     1,365,000

Retail - Discount - 1.9%
       4,000,000  Wal-Mart Stores, Inc., 6.875%
                    senior notes, due 8/10/09 ....................     3,910,000

Retail - Leisure Products - 0.1%
         150,000  Selmer Company, Inc., 11.00%
                    senior subordinated notes, due 5/15/05 .......       155,250

Retail - Regional Department Stores - 0.9%
       2,000,000  Fred Meyer, Inc., 7.15%
                    company guaranteed notes, due 3/1/03 .........     1,970,000

Retail - Restaurants - 0.2%
         500,000  Perkins Family Restaurant L.P., 10.125%
                    senior notes, due 12/15/07 ...................       475,000

Savings/Loan/Thrifts - 2.6%
      $1,650,000  Dime Bancorp, Inc., 6.375%
                    senior notes, due 1/30/01 ....................    $1,637,625
       3,000,000  Dime Bancorp, Inc., 7.00%
                    senior notes, due 7/25/01 ....................     2,973,750
       1,000,000  Golden State Holdings, Inc., 7.00%
                    senior notes, due 8/1/03 .....................       931,250
                                                                       5,542,625

Telecommunication Equipment - 0.2%
         400,000  Terayon Communication Systems, Inc., 5.00%
                    convertible subordinated notes
                    due 8/1/07+ ..................................       348,500

Telecommunication Services - 6.9%
         3,000,000  Cox Communications, Inc., 7.00%
                      notes, due 8/15/01 .........................     2,988,750
         1,000,000  Dominion Resources, Inc., 8.125%
                      senior notes, due 6/15/10 ..................     1,013,750
         1,220,000  Galaxy Telecom L.P., 12.375%
                      senior subordinated notes, due 10/1/05 .....     1,037,000
         3,000,000  Global Crossing Holdings, Ltd., 9.5%
                      company guaranteed notes, due 11/15/09 .....     2,910,000
           720,000  NTL, Inc., 12.75%
                      senior notes, due 4/15/05 ..................       741,600
           150,000  Pegasus Media Communications, 12.50%
                      notes, due 7/1/05 ..........................       156,750
         4,000,000  Qwest Communications International, Inc.
                      7.50%, senior notes, due 11/1/08 ...........     3,905,000
         2,000,000  Worldwide Fiber, Inc., 12.00%
                      senior notes, due 8/1/09 ...................     1,840,000
                                                                      14,592,850

Telephone - Integrated - 3.6%
         2,500,000  Deutsche Telekom International Finance B.V.
                      8.00%, notes, due 6/15/10** ................     2,515,625
         1,500,000  NEXTLINK Communications, Inc., 12.50%
                      senior notes, due 4/15/06 ..................     1,545,000
           500,000  Versatel Telecom B.V., 13.25%
                      senior notes, due 5/15/08** ................       515,000
         3,000,000  WorldCom, Inc., 6.125%
                      senior notes, due 8/15/01 ..................     2,966,250
                                                                       7,541,875

Telephone - Local - 1.4%
         3,000,000  US West Communications, Inc., 7.625%
                      notes, due 6/9/03 ..........................     3,011,250

Television - 2.1%
         3,000,000  Fox/Liberty Networks L.L.C., 8.875%
                      senior notes, due 8/15/07 ..................     3,000,000
           250,000  Pegasus Communications Corp., 12.50%
                      senior notes, due 8/01/07 ..................       265,000
         1,000,000  Price Communications Wireless, Inc., 11.75%
                      senior subordinated notes, due 7/15/07 .....     1,070,000
                                                                       4,335,000

Textile - Products - 0.5%
         1,000,000  Collins & Aikman Floorcovering, Inc., 10.00%
                      senior subordinated notes, due 1/15/07 .....       975,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $147,348,913) ........................   144,326,314
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.


                                          Janus Aspen Series/July 31, 2000  116

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS


Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Foreign Bonds - 0.7%
Finance - Other Services - 0.2%
EUR      555,000  Ono Finance PLC, 14.00%
                    senior notes, due 7/15/10**,+ ................  $    498,847

Telecommunication Services - 0.5%
EUR      750,000  Jazztel PLC, 13.25%
                    senior notes, due 12/15/09** .................       627,207
EUR      650,000  Level 3 Communications, Inc., 10.75%
                    senior notes, due 3/15/08**,+ ................       555,626
                                                                       1,182,833
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $1,931,180) ............................     1,681,680
--------------------------------------------------------------------------------
Preferred Stocks - 0.9%
Savings/Loan/Thrifts - 0.4%
          35,600  Chevy Chase Savings Bank, 13.00% ...............       907,800

Telephone - Integrated - 0.5%
           1,038  NEXTLINK Communications Corp.
                    - Series B, 13.50% ...........................       996,480
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $1,866,544) .........................     1,904,280
--------------------------------------------------------------------------------
Warrants - 0.1%
Computer Services - 0%
           1,250  Equinix, Inc. - expires 12/1/07* ...............        12,500

Finance - Other Services - 0.1%
           1,000  Ono Finance PLC - expires 5/31/09*,** ..........       100,000

Retail - Diversified - 0%
             450  SpinCycle, Inc. - expires 5/1/05* ..............             0

Telephone - Integrated - 0%
             225  Versatel Telecom B.V. - expires 5/15/08*,** ....        93,375
--------------------------------------------------------------------------------
Total Warrants (cost $0) .........................................       205,875
--------------------------------------------------------------------------------
U.S. Government Obligations - 15.1%
U.S. Government Agency - 3.3%
      $7,000,000  Fannie Mae, 7.25%, due 1/15/10 .................     7,052,710

U.S. Treasury Notes - 11.8%
      24,000,000  U.S. Treasury Notes, 6.50%, due 2/15/10 ........    24,787,440
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $31,872,227) .............    31,840,150
--------------------------------------------------------------------------------
Total Investments (total cost $183,018,864) - 85.2% ..............   179,958,299
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 14.8% ...    31,155,292
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $211,113,591
--------------------------------------------------------------------------------

Forward Currency Contracts, Open at July 31, 2000

Currency Sold and      Currency          Currency        Unrealized
Settlement Date       Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------
Euro 9/22/00          1,305,000         $1,212,606          $46,732
-------------------------------------------------------------------
Total                                   $1,212,606          $46,732

See Notes to Schedules of Investments.


117   Janus Aspen Series/July 31, 2000

                                                JANUS ASPEN HIGH-YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 83.4%
Agricultural Operations - 1.3%
       $23,000  Hines Horticulture, Inc., 11.75%
                  senior subordinated notes, due 10/15/05 .........     $ 23,029

Beverages - Wine and Spirits - 1.6%
        30,000  Seagram (Joseph) & Sons, Inc., 5.79%
                  company guaranteed notes, due 4/15/01 ...........       29,662

Building and Construction - 0.8%
        15,000  MDC Holdings, Inc., 8.375%
                  senior notes, due 2/1/08 ........................       13,762

Cable Television - 8.4%
        15,000  Diamond Cable Communications PLC
                  zero coupon senior discount notes
                  due 12/15/05 ....................................       14,250
        50,000  FrontierVision Holdings L.P., 11.00%
                  senior subordinated notes, due 10/15/06 .........       50,750
        25,000  Fundy Cable, Ltd., 11.00%
                  senior notes, due 11/15/05 ......................       26,500
        30,000  Telewest Communications PLC, 9.875%
                  senior notes, due 2/1/10+ .......................       28,800
        40,000  United Pan-Europe Communications N.V.
                  11.25%, senior notes, due 2/1/10 ................       34,200
                                                                         154,500

Casino Hotels - 5.7%
        15,000  Harrah's Operating Co., Inc., 7.875%
                  company guaranteed notes, due 12/15/05 ..........       14,287
        15,000  Mandalay Resort Group, Inc., 10.25%
                  senior subordinated notes, due 8/1/07 ...........       15,150
        30,000  Santa Fe Hotel, Inc., 11.00%
                  first mortgage notes, due 12/15/00 ..............       30,000
        30,000  Station Casinos, Inc., 10.125%
                  senior subordinated notes, due 3/15/06 ..........       30,525
        15,000  Venetian Casino Resort L.L.C., 12.25%
                  company guaranteed notes
                  due 11/15/04 ....................................       15,113
                                                                         105,075

Casino Services - 2.9%
        48,000  Isle of Capri Black Hawk L.L.C., 13.00%
                  first mortgage bonds, due 8/31/04 ...............       52,320

Cellular Telecommunications - 3.5%
        15,000  Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 ......................       14,325
        25,000  Price Communications Wireless, Inc., 11.75%
                  senior subordinated notes, due 7/15/07 ..........       26,750
        20,000  VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ......................       21,500
                                                                          62,575

Computers - Micro - 1.6%
        30,000  IBM Corp., 7.25%
                  global notes, due 11/1/02 .......................       30,038

Containers - Paper and Plastic - 3.6%
        60,000  SF Holdings Group, Inc., zero coupon
                  senior discount notes, due 3/15/08 ..............       30,000
        20,000  Stone Container Corp., 10.75%
                  first mortgage notes, due 10/1/02 ...............       20,350
        15,000  Stone Container Corp., 11.50%
                  senior notes, due 10/01/04 ......................       15,525
                                                                          65,875

Diversified Financial Services - 1.6%
       $30,000  General Electric Capital Corp., 7.00%
                  notes, due 3/1/02 ...............................     $ 29,850

Fiber Optics - 2.1%
        25,000  Metromedia Fiber Network, Inc., 10.00%
                  senior notes, due 12/15/09 ......................       24,250
        15,000  NorthEast Optic Network, Inc., 12.75%
                  senior notes, due 8/15/08 .......................       14,025
                                                                          38,275

Food - Retail - 3.5%
        30,000  Safeway, Inc., 5.875%, notes, due 11/15/01 ........       29,513
        35,000  Safeway Inc., 7.00%, notes, due 9/15/02 ...........       34,781
                                                                          64,294

Gambling-Non Hotel Casinos - 2.4%
        15,000  Horseshoe Gaming Corp., 8.625%
                  company guarantee notes, due 5/15/09 ............       14,138
        20,000  Isle of Capri Casinos, Inc., 8.75%
                  company guaranteed notes, due 4/15/09 ...........       18,200
        10,000  Louisiana Casino Cruises, Inc., 11.00%
                  notes, due 12/1/05 ..............................       10,800
                                                                          43,138

Internet Software - 6.0%
        50,000  Exodus Communications, Inc. 11.25%
                  senior notes, due 7/1/08 ........................       49,500
        10,000  Globix Corp., 12.50%
                  senior notes, due 2/1/01 ........................        7,900
        30,000  Verio, Inc., 13.50%
                  senior notes, due 6/15/04 .......................       34,500
        15,000  Verio, Inc., 11.25%
                  senior notes, due 12/1/08 .......................       17,100
                                                                         109,000

Leisure, Recreation and Gaming - 1.5%
        30,000  Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ...........       27,900

Manufacturing - 0.7%
        15,000  Packaged Ice, Inc., 9.75%
                  company guaranteed notes, due 2/1/05 ............       12,750

Medical - Drugs - 1.6%
        30,000  Warner-Lambert Co., 5.75%
                  notes, due 1/15/03 ..............................       29,213

Music/Clubs - 1.7%
        30,000  SFX Entertainment, Inc., 9.125%
                  company guaranteed notes, due 2/1/08 ............       30,750

Networking Products - 1.7%
        30,000  Concentric Network Corp., 12.75%
                  senior notes, due 12/15/07 ......................       31,200

Pipelines - 1.6%
        30,000  Enron Corp., 7.875%, notes, due 6/15/03 ...........       30,300

Quarrying - 0.5%
        10,000  Oglebay Norton Co., 10.00%
                  senior subordinated notes, due 2/1/09 ...........        9,275

Radio - 1.2%
        20,000  Radio One, Inc., 7.00%
                  company guaranteed notes, due 5/15/04 ...........       21,600

Satellite Telecommunications - 1.3%
        25,000  Echostar DBS Corp., 9.375%
                  senior notes, due 2/1/09 ........................       24,094


See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000  118

JANUS ASPEN HIGH-YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
-------------------------------------------------------------------------------
Special Purpose Banks - 3.2%
       $30,000  Sprint Capital Corp., 7.625%
                  company guaranteed notes, due 6/10/02 .........  $   30,113
        30,000  US West Capital Funding, Inc., 6.125%
                  company guaranteed notes, due 7/15/02 .........      29,437
                                                                       59,550

Telecommunication Equipment - 0.2%
         5,000  Terayon Communication Systems, Inc.
                  5.00%, convertible subordinated notes
                  due 8/1/07+ ...................................       4,356

Telecommunication Services - 13.4%
        30,000  Alaska Communications, Inc., 9.375%
                  company guaranteed notes, due 5/15/09 .........      27,675
        25,000  Galaxy Telecom L.P., 12.375%
                  senior subordinated notes, due 10/1/05 ........      21,250
        15,000  Global Crossing Holding, Ltd., 9.625%
                  company guaranteed notes, due 5/15/08 .........      14,662
        40,000  ITC DeltaCom, Inc., 11.00%
                  senior notes, due 6/1/07 ......................      39,500
        15,000  Microcell Telecommunications, Inc.
                  zero coupon senior discount notes
                  due 6/1/06 ....................................      14,025
        50,000  NTL, Inc., zero coupon, senior notes
                  due 2/1/06 ....................................      46,750
        25,000  Pac-West Telecomm, Inc., 13.50%
                  senior notes, due 2/1/09 ......................      25,063
        25,000  Qwest Communications International, Inc.
                  10.875%, senior notes, due 4/1/07 .............      27,187
        30,000  Worldwide Fiber, Inc., 12.00%
                  senior notes, due 8/1/09 ......................      27,600
                                                                      243,712

Telephone - Integrated - 5.6%
        35,000  NEXTLINK Communications, Inc., 12.50%
                  senior notes, due 4/15/06 .....................      36,050
        20,000  Versatel Telecom B.V., 13.25%
                  senior notes, due 5/15/08 .....................      20,600
        15,000  Versatel Telecom B.V., 11.875%
                  senior notes, due 7/15/09 .....................      14,775
        30,000  Worldcom, Inc., 7.875%
                  notes, due 5/15/03 ............................      30,375
                                                                      101,800

Textile - Products - 0.5%
        10,000  Collins & Aikman Floorcovering, Inc.
                  10.00%, senior subordinated notes
                  due 1/15/07 ...................................       9,750

Transportation - Services - 1.0%
        20,000  Atlantic Express Transportation Corp.
                  10.75%, company guaranteed notes
                  due 2/1/04 ....................................      17,675

Wire and Cable Products - 1.1%
        20,000  International Wire Group, Inc., 11.75%
                  senior subordinated notes, due 6/1/05 .........      20,000

Wireless Equipment - 1.6%
        30,000  Nextel Partners, Inc., 11.00%
                  senior notes, due 3/15/10+ ....................      29,625
-------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,562,979) .........................   1,524,943
-------------------------------------------------------------------------------

Common Stock - 0.2%
Casino Hotels - 0.2%
           325  Station Casinos, Inc. ...........................   $   4,184

Containers - Paper and Plastic -0%
            12  SF Holdings Group - Class C+ ....................           0
-------------------------------------------------------------------------------
Total Common Stock (cost $4,170) ................................       4,184
-------------------------------------------------------------------------------
Total Investments (total cost $1,567,149) - 83.6% ...............   1,529,127
-------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 16.4% ..     299,390
-------------------------------------------------------------------------------
Net Assets - 100% ...............................................  $1,828,517
-------------------------------------------------------------------------------


See Notes to Schedules of Investments.

119   Janus Aspen Series/July 31, 2000

                                              JANUS ASPEN MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 34.0%
       $ 1,475,000  Arapahoe County, Colorado, Industrial
                      Development Revenue, (Cottrell)
                      Series B, 6.75%, 10/1/19 ....................  $ 1,475,000
           300,000  Asset Partners, Inc., 6.74%, 11/1/27 ..........      300,000
         3,200,000  Breckenridge Terrace L.L.C., 6.67%, 5/1/39 ....    3,200,000
           900,000  Bridgeton, Missouri Industrial Development
                      Authority Industrial Revenue
                      (Gold Dust Project), Series B
                      7.13%, 3/1/21 ...............................      900,000
         1,660,000  Chattanooga, Tennessee Industrial
                      Development Board of Revenue
                      (Radisson Read Project), 7.33%, 3/1/08 ......    1,660,000
         1,000,000  Colorado Housing and Finance Authority
                      Economic Development Revenue
                      (White Wave, Inc. Project), Series B
                      6.67%, 10/1/18 ..............................    1,000,000
         3,600,000  Colorado Housing Facilities Revenue
                      (Tenderfoot Seasonal Housing L.L.C.)
                      Series A, 6.67%, 7/1/35 .....................    3,600,000
         2,000,000  Medical Properties, Inc.
                      (Dakota Clinic Project)
                      6.70%, 12/22/24 .............................    2,000,000
         5,200,000  Montgomery, Alabama Industrial
                      Development Board of Revenue
                      (Jenkins Brick Co.), Series A
                      6.79%, 9/1/14 ...............................    5,200,000
         1,675,000  Phoenix, Illinois Realty Special Account
                      Multifamily Revenue, (Brightons Mark)
                      6.98%, 4/1/20 ...............................    1,675,000
         1,000,000  South Carolina Jobs Economic Development
                      Authority Industrial Development
                      Revenue, (Roller Bearing Co. Project)
                      Series B, 7.13%, 9/1/17 .....................    1,000,000
         1,000,000  Washington, Missouri Industrial
                      Development Authority Revenue
                      (Pauwels Project), 6.93%, 12/1/19 ...........    1,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $23,010,000) .......   23,010,000
--------------------------------------------------------------------------------
Floating Rate Notes - 14.7%
         3,000,000  Bank One N.A., Illinois
                      6.66%, 4/19/01 ..............................    2,998,344
         2,000,000  Bayerische Landesbank, New York
                      6.75%, 8/2/00 ...............................    1,999,997
         2,000,000  Homeside Lending, Inc.
                      6.9337%, 8/16/00 ............................    1,999,955
         3,000,000  Northern Rock PLC
                      6.63%, 4/20/01 ..............................    3,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $9,998,296) .......................    9,998,296
--------------------------------------------------------------------------------
Certificates of Deposit - 14.8%
         2,000,000  Barclays Bank PLC, New York
                      5.90%, 10/2/00 ..............................    1,999,494
         2,000,000  Commerzbank A.G., New York
                      6.83%, 4/27/01 ..............................    1,999,721
         1,000,000  Compagnie Financiere de CIC et de L'Union
                      Europeene, 6.39%, 12/20/00 ..................      999,963
         1,000,000  Deutsche Bank, New York
                      6.75%, 2/22/01 ..............................      999,734
         1,000,000  Regions Bank
                      6.09%, 10/10/00 .............................      999,890
         2,000,000  Skandinaviska Enskilda Banken
                      5.96%, 8/10/00 ..............................    1,999,981
         1,000,000  Unibank A/S, New York
                      6.92%, 3/30/01 ..............................      999,875
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $9,998,658) ...................    9,998,658
--------------------------------------------------------------------------------
Put Bond - 4.1%
         2,765,000  Aurora Colorado Centertech Metropolitan
                      District, Series B, 6.65%, 12/1/17
                      (cost $2,765,000)+ ..........................    2,765,000
--------------------------------------------------------------------------------
Repurchase Agreement - 29.2%
        19,750,000  CS First Boston, Inc., 6.64%
                      dated 7/31/00, maturing 8/2/00, to be
                      collateralized by $24,100,000 in U.S.
                      Government Agencies, 6.50%, 12/15/26;
                      with a value of $20,741,494
                      (cost $19,750,000) ..........................   19,750,000
--------------------------------------------------------------------------------
Total Investments (total cost $65,521,954) - 96.8% ................   65,521,954
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.2% .....    2,179,525
--------------------------------------------------------------------------------
Net Assets - 100% .................................................  $67,701,479
--------------------------------------------------------------------------------


See Notes to Schedules of Investments.

                                          Janus Aspen Series/July 31, 2000  120

STATEMENTS OF OPERATIONS

                                                                                   Janus Aspen       Janus Aspen
                                                                    Janus Aspen     Aggressive         Capital     Janus Aspen
For the seven months or period ended July 31, 2000                    Growth          Growth        Appreciation     Balanced
(all numbers in thousands)                                           Portfolio       Portfolio        Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $  12,400       $   5,504       $  12,409       $  59,243
  Dividends                                                              6,565           1,076           1,111           6,021
  Foreign tax withheld                                                    (122)             --             (40)            (67)
Total Investment Income                                                 18,843           6,580          13,480          65,197
Expenses:
  Advisory fees                                                         14,002          17,442           4,195          11,130
  Transfer agent expenses                                                    3               1               3               2
  Registration fees                                                        176             220             104             124
  System fees                                                               12              11              12              14
  Custodian fees                                                           228             132              39             157
  Insurance expense                                                          3              --              --               3
  Audit fees                                                                 8              14               6               5
  Distribution fees - Retirement Shares                                    186             236              96             140
  Distribution fees - Service Shares                                         5              12             253               3
  Administrative fees - Retirement Shares                                  186             236              96             140
  Other expenses                                                            11               9               3               9
Total Expenses                                                          14,820          18,313           4,807          11,727
Expense and Fee Offsets                                                    (25)            (31)             (4)            (31)
Net Expenses                                                            14,795          18,282           4,803          11,696
Excess Expense Reimbursement                                                --              --              --              --
Net Expenses After Reimbursement                                        14,795          18,282           4,803          11,696
Net Investment Income/(Loss)                                             4,048         (11,702)          8,677          53,501
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                159,592         113,714         (17,648)         95,356
  Net realized gain/(loss) from foreign currency transactions            2,055              --              --             (22)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                               (207,281)       (374,262)        (74,429)       (172,106)
Net Gain/(Loss) on Investments                                         (45,634)       (260,548)        (92,077)        (76,772)
Net Increase/(Decrease) in Net Assets Resulting from Operations      $ (41,586       $(272,250)      $ (83,400)      $ (23,271)


See Notes to Schedules of Investments.


121   Janus Aspen Series/July 31, 2000

                                                               Janus Aspen    Janus Aspen  Janus Aspen    Janus Aspen    Janus Aspen
                                                                  Equity      Growth and     Strategic   International    Worldwide
                                                                  Income        Income         Value        Growth         Growth
                                                                 Portfolio     Portfolio    Portfolio(1)   Portfolio      Portfolio
                                                               --------------------------------------------------------------------
Investment Income:
  Interest                                                        $      99    $     940    $      13    $   9,766    $  40,962
  Dividends                                                              64          264            2       17,958       19,294
  Foreign tax withheld                                                   (1)          (5)          --         (477)      (2,170)
Total Investment Income                                                 162        1,199           15       27,247       58,086

Expenses:
  Advisory fees                                                          73          494            3        5,103       31,998
  Transfer agent expenses                                                 2            1            1            3            2
  Registration fees                                                      62           28           --           96          282
  System fees                                                             7            8            1           11           12
  Custodian fees                                                         23           27            3          399        1,805
  Insurance expense                                                      --           --           --            1            9
  Audit fees                                                              6            4            1            6           16
  Distribution fees - Retirement Shares                                   2           17           --           49          460
  Distribution fees - Service Shares                                     --            2           --          201            6
  Administrative fees - Retirement Shares                                 2           17           --           49          460
  Other expenses                                                          1            2           --            3           22
Total Expenses                                                          178          600            9        5,921       35,072
Expense and Fee Offsets                                                  --           (2)          --          (14)         (50)
Net Expenses                                                            178          598            9        5,907       35,022
Excess Expense Reimbursement                                            (34)          --           (3)          --           --
Net Expenses After Reimbursement                                        144          598            6        5,907       35,022
Net Investment Income/(Loss)                                             18          601            9       21,340       23,064

Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               2,263       (1,428)           7       49,187      514,411
  Net realized gain/(loss) from foreign currency transactions            (4)          --           --       14,630       90,911
  Net realized gain/(loss) from futures contracts                        --           --           --           --           --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                              (2,763)      (7,258)          15     (152,206)    (746,645)
Net Gain/(Loss) on Investments                                         (504)      (8,686)          22      (88,389)    (141,323)
Net Increase/(Decrease) in Net Assets Resulting from Operations   $    (486)   $  (8,085)   $      31    $ (67,049)   $(118,259)



                                                                 Janus Aspen   Janus Aspen  Janus Aspen
                                                                   Global        Global      Flexible   Janus Aspen   Janus Aspen
                                                                Life Sciences   Technology    Income     High-Yield  Money Market
                                                                Portfolio(2)   Portfolio(2)  Portfolio   Portfolio     Portfolio
                                                               --------------------------------------------------------------------
Investment Income:
  Interest                                                        $      83    $   2,724    $   8,918    $      89    $   2,446
  Dividends                                                               5          474           82           --           --
  Foreign tax withheld                                                   --          (13)          --           --           --
Total Investment Income                                                  88        3,185        9,000           89        2,446

Expenses:
  Advisory fees                                                          21          748          730            7           97
  Transfer agent expenses                                                 2            2            4            3            3
  Registration fees                                                      --            5           94           62           39
  System fees                                                             6            7            7            6            8
  Custodian fees                                                         17           47           30           17           --
  Insurance expense                                                      --           --           --           --           --
  Audit fees                                                              1            3            8           10            3
  Distribution fees - Retirement Shares                                  --           --            1           --            7
  Distribution fees - Service Shares                                      4          215           --           --           --
  Administrative fees - Retirement Shares                                --           --            1           --            7
  Other expenses                                                         --            1            3           --            1
Total Expenses                                                           51        1,028          878          105          165
Expense and Fee Offsets                                                  --           (3)          (4)          --           --
Net Expenses                                                             51        1,025          874          105          165
Excess Expense Reimbursement                                             (7)          --           --          (95)          --
Net Expenses After Reimbursement                                         44        1,025          874           10          165
Net Investment Income/(Loss)                                             44        2,160        8,126           79        2,281

Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (398)     (14,675)      (5,241)          --           --
  Net realized gain/(loss) from foreign currency transactions            --           (9)         349           --           --
  Net realized gain/(loss) from futures contracts                        --           --          309           --           --
  Change in net unrealized appreciation or depreciation                (703)     (17,055)        (273)         (17)          --
    of investments and foreign currency
Net Gain/(Loss) on Investments                                       (1,101)     (31,739)      (4,856)         (17)          --
Net Increase/(Decrease) in Net Assets Resulting from Operations   $  (1,057)   $ (29,579)   $   3,270    $      62    $   2,281

(1) Period May 1, 2000 (inception) to July 31, 2000.
(2) Period January 18, 2000 (inception) to July 31, 2000.

See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000  122

STATEMENTS OF ASSETS & LIABILITIES

                                                                                     Janus Aspen      Janus Aspen
                                                                      Janus Aspen     Aggressive        Capital      Janus Aspen
As of July 31, 2000                                                     Growth          Growth       Appreciation      Balanced
(all numbers in thousands except net asset value per share)            Portfolio       Portfolio       Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $3,297,652      $3,889,344      $1,161,413      $2,868,289
  Investments at value:                                                $3,989,795      $4,911,011      $1,277,152      $3,074,812
    Cash                                                                  120,107          84,533         277,900         202,099
    Receivables:
      Investments sold                                                      1,278              --              --              --
      Portfolio shares sold                                                 7,517          15,542           6,652           5,771
      Dividends                                                               933             391              42             688
      Interest                                                                272              --              --          28,332
      Due from Advisor                                                         --              --              --              --
    Other assets                                                                2               6               1               1
  Forward currency contracts                                                4,782              --              --           1,328
Total Assets                                                            4,124,686       5,011,483       1,561,747       3,313,031
Liabilities:
  Payables:
    Investments purchased                                                      10              --              --          23,397
    Portfolio shares repurchased                                            3,709           3,603           2,390             446
    Advisory fees                                                           2,329           2,922             849           1,818
  Accrued expenses                                                            191             233             180             139
Total Liabilities                                                           6,239           6,758           3,419          25,800
Net Assets                                                             $4,118,447      $5,004,725      $1,558,328      $3,287,231
Net Assets - Institutional Shares                                      $3,909,108      $4,658,000      $1,036,469      $3,133,487
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      126,569          90,059          32,984         125,642
  Net Asset Value Per Share                                            $    30.89      $    51.72      $    31.42      $    24.94
Net Assets - Retirement Shares                                         $  189,318      $  302,466      $  118,394      $  140,179
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        6,143           5,956           3,780           5,575
  Net Asset Value Per Share                                            $    30.82      $    50.78      $    31.32      $    25.14
Net Assets - Service Shares                                            $   20,021      $   44,259      $  403,465      $   13,565
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          651             863          12,960             532
  Net Asset Value Per Share                                            $    30.75      $    51.31      $    31.13      $    25.51

See Notes to Financial Statements.


123   Janus Aspen Series/July 31, 2000

STATEMENTS OF ASSETS & LIABILITIES

                                                                     Janus Aspen      Janus Aspen    Janus Aspen     Janus Aspen
                                                                        Equity        Growth and      Strategic     International
As of July 31, 2000                                                     Income          Income          Value           Growth
(all numbers in thousands except net asset value per share)           Portfolio        Portfolio      Portfolio       Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                 $   13,552      $  112,305      $    2,055      $1,283,365
  Investments at value:                                               $   16,034      $  128,629      $    2,070      $1,512,904
    Cash                                                                   2,289          28,273             906         143,396
    Receivables:
      Investments sold                                                        --              --              35           3,200
      Portfolio shares sold                                                   18              86              89          28,489
      Dividends                                                                6              31               1           1,531
      Interest                                                                16             108              --               6
      Due from Advisor                                                         2              --              --              --
    Other assets                                                              --              --              --              --
  Forward currency contracts                                                  13              --              --           7,729
Total Assets                                                              18,378         157,127           3,101       1,697,255
Liabilities:
  Payables:
    Investments purchased                                                     --              --              80             854
    Portfolio shares repurchased                                              --             202              --           1,894
    Advisory fees                                                             11              88               1             939
  Accrued expenses                                                            40              25              --             213
Total Liabilities                                                             51             315              81           3,900
Net Assets                                                            $   18,327      $  156,812      $    3,020      $1,693,355
Net Assets - Institutional Shares                                     $   16,873      $  134,122      $    2,967      $1,299,876
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         832           6,925             292          35,174
  Net Asset Value Per Share                                           $    20.28      $    19.37      $    10.18      $    36.96
Net Assets - Retirement Shares                                        $    1,369      $   17,894             N/A      $   48,003
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          69             928             N/A           1,303
  Net Asset Value Per Share                                           $    19.99      $    19.28             N/A      $    36.85
Net Assets - Service Shares                                           $       85      $    4,796      $       53      $  345,476
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)           4             249               5           9,432
  Net Asset Value Per Share                                           $    20.12      $    19.28      $    10.17      $    36.63

                                                                      Janus Aspen   Janus Aspen    Janus Aspen     Janus Aspen
                                                                       Worldwide      Global         Global          Flexible
As of July 31, 2000                                                      Growth    Life Sciences   Technology         Income
(all numbers in thousands except net asset value per share)            Portfolio     Portfolio      Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $6,467,681  $   21,429      $  438,667      $  183,019
  Investments at value:                                                $8,645,630  $   20,724      $  421,142      $  179,958
    Cash                                                                  391,354       1,402             787          27,679
    Receivables:
      Investments sold                                                     18,353         295           1,961           6,158
      Portfolio shares sold                                                19,819         324           5,431             579
      Dividends                                                             5,561           3              42              --
      Interest                                                                 50          --             731           4,019
      Due from Advisor                                                         --          --              --              --
    Other assets                                                                4          --              --              --
  Forward currency contracts                                               32,989           1             471              47
Total Assets                                                            9,113,760      22,749         430,565         218,440
Liabilities:
  Payables:
    Investments purchased                                                   7,661         703          22,544           6,873
    Portfolio shares repurchased                                            4,194          --           1,120             285
    Advisory fees                                                           5,178          17             218             114
  Accrued expenses                                                            548           6              82              54
Total Liabilities                                                          17,581         726          23,964           7,326
Net Assets                                                             $9,096,179  $   22,023      $  406,601      $  211,114
Net Assets - Institutional Shares                                      $8,663,293  $    4,463      $   64,212      $  210,225
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      197,492         543           6,762          18,849
  Net Asset Value Per Share                                            $    43.87  $     8.22      $     9.50      $    11.15
Net Assets - Retirement Shares                                         $  409,780         N/A             N/A      $      810
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        9,383         N/A             N/A              71
  Net Asset Value Per Share                                            $    43.67         N/A             N/A      $    11.42
Net Assets - Service Shares                                            $   23,106  $   17,560      $  342,389      $       79
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          529       2,139          36,098               7
  Net Asset Value Per Share                                            $    43.66  $     8.21      $     9.49      $    11.26

                                                                      Janus Aspen     Janus Aspen
As of July 31, 2000                                                    High-Yield     Money Market
(all numbers in thousands except net asset value per share)            Portfolio       Portfolio
--------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                 $    1,567      $   65,522
  Investments at value:                                               $    1,529      $   65,522
    Cash                                                                     233           3,005
    Receivables:
      Investments sold                                                       111              --
      Portfolio shares sold                                                   --             489
      Dividends                                                               --              --
      Interest                                                                41             635
      Due from Advisor                                                        11              --
    Other assets                                                              --              --
  Forward currency contracts                                                  --              --
Total Assets                                                               1,925          69,651
Liabilities:
  Payables:
    Investments purchased                                                     50              --
    Portfolio shares repurchased                                               8           1,905
    Advisory fees                                                             --              14
  Accrued expenses                                                            38              31
Total Liabilities                                                             96           1,950
Net Assets                                                            $    1,829      $   67,701
Net Assets - Institutional Shares                                     $    1,818      $   61,007
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         173          61,007
  Net Asset Value Per Share                                           $    10.51      $     1.00
Net Assets - Retirement Shares                                        $        0      $    6,684
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)  $        0           6,684
  Net Asset Value Per Share                                           $        0      $     1.00
Net Assets - Service Shares                                           $       11      $       10
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)           1              10
  Net Asset Value Per Share                                           $    10.49      $     1.00

See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000   124

STATEMENTS OF CHANGES IN NET ASSETS



                                                                          Janus Aspen                      Janus Aspen
For the seven months ended July 31, 2000                                     Growth                      Aggressive Growth
and for the fiscal year ended December 31                                   Portfolio                        Portfolio
(all numbers in thousands)                                            2000            1999              2000           1999
------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     4,048     $     5,209     $   (11,702)    $    (7,523)
  Net realized gain/(loss) from investment transactions               161,647         155,359         113,714         392,796
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              (207,281)        582,872        (374,262)      1,148,333
Net Increase in Net Assets Resulting from Operations                  (41,586)        743,440        (272,250)      1,533,606
Dividends and Distributions to Shareholders:
  Net investment income                                                (4,744)         (4,543)             --              --
  Net realized gain from investment transactions                     (317,739)         (9,036)       (545,272)        (52,162)
Net Decrease from Dividends and Distributions                        (322,483)        (13,579)       (545,272)        (52,162)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            1,134,692       1,298,997       2,069,314       1,695,094
    Retirement Shares                                                 153,080          52,393         314,482          34,652
    Service Shares                                                     20,456              --          45,819              --
  Reinvested dividends and distributions
    Institutional Shares                                              307,095          13,566         512,417          52,029
    Retirement Shares                                                  14,214              13          29,624             133
    Service Shares                                                      1,174              --           3,231              --
  Shares repurchased
    Institutional Shares                                             (131,074)       (194,056)       (481,091)       (665,828)
    Retirement Shares                                                 (19,033)         (2,358)        (38,550)         (2,937)
    Service Shares                                                        (71)             --            (546)             --
Net Increase/(Decrease) from Capital Share Transactions             1,480,533       1,168,555       2,454,700       1,113,143
Net Increase/(Decrease) in Net Assets                               1,116,464       1,898,416       1,637,178       2,594,587
Net Assets:
  Beginning of period                                               3,001,983       1,103,567       3,367,547         772,960
  End of period                                                   $ 4,118,447     $ 3,001,983     $ 5,004,725     $ 3,367,547
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 3,422,090     $ 1,941,557     $ 4,043,097     $ 1,588,397
  Undistributed net investment income/(loss)*                             168             864         (11,704)             (2)
  Undistributed net realized gain/(loss) from investments*               (729)        155,363         (48,332)        383,226
  Unrealized appreciation/(depreciation) of investments
   and foreign currency                                               696,918         904,199       1,021,664       1,395,926
                                                                  $ 4,118,447     $ 3,001,983     $ 5,004,725     $ 3,367,547
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          33,163          47,425          32,727          45,266
  Reinvested dividends and distributions                                9,811             486           9,599           1,555
Total                                                                  42,974          47,911          42,326          46,821
Shares Repurchased                                                     (3,862)         (7,339)         (7,875)        (19,177)
Net Increase/(Decrease) in Portfolio Shares                            39,112          40,572          34,451          27,644
Shares Outstanding, Beginning of Period                                87,457          46,885          55,608          27,964
Shares Outstanding, End of Period                                     126,569          87,457          90,059          55,608
Transactions in Portfolio Shares - Retirement Shares(1)
  Shares sold                                                       4,483,356       1,844,663       5,216,843         872,484
  Reinvested dividends and distributions                              455,506             475         566,408           4,023
Total                                                               4,938,862       1,845,138       5,783,251         876,507
Shares Repurchased                                                   (560,239)        (81,361)       (640,402)        (63,544)
Net Increase/(Decrease) in Portfolio Shares                         4,378,623       1,763,777       5,142,849         812,963
Shares Outstanding, Beginning of Period                             1,764,531             754         813,583             620
Shares Outstanding, End of Period                                   6,143,154       1,764,531       5,956,432         813,583
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                         615,176              --         810,743              --
  Reinvested dividends and distributions                               37,963              --          61,521              --
Total                                                                 653,139              --         872,264              --
Shares Repurchased                                                     (2,154)             --          (9,753)             --
Net Increase/(Decrease) in Portfolio Shares                           650,985              --         862,511              --
Shares Outstanding, Beginning of Period                                    --              --              --              --
Shares Outstanding, End of Period                                     650,985              --         862,511              --
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $ 2,016,800     $ 1,792,760     $ 3,947,537     $ 2,594,856
  Proceeds from sales of securities                                   911,315         845,225       2,135,239       1,580,979
  Purchases of long-term U.S. government obligations                       --              --              --              --
  Proceeds from sales of long-term U.S. government obligations             --              --              --              --

*See Note 3 in Notes to Financial Statements.

(1) Transactions in Portfolio Shares - Retirement and Service
    Shares are not in thousands.


See Notes to Financial Statements.

125   Janus Aspen Series/July 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS


                                                                           Janus Aspen                    Janus Aspen
For the seven months ended July 31, 2000                              Capital Appreciation                 Balanced
and for the fiscal year ended December 31                                   Portfolio                      Portfolio
(all numbers in thousands)                                             2000           1999            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      8,677    $      1,957    $     53,501    $     46,012
  Net realized gain/(loss) from investment transactions                (17,648)          3,659          95,334         180,516
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                (74,429)        169,996        (172,106)        185,339
Net Increase in Net Assets Resulting from Operations                   (83,400)        175,612         (23,271)        411,867
Dividends and Distributions to Shareholders:
  Net investment income                                                 (9,094)         (1,635)        (57,472)        (42,435)
  Net realized gain from investment transactions                          (585)             --        (275,658)             --
Net Decrease from Dividends and Distributions                           (9,679)         (1,635)       (333,130)        (42,435)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               505,957         425,454         748,818       1,279,277
    Retirement Shares                                                  108,622          21,310         110,748          34,954
    Service Shares                                                     449,981              --          13,835              --
  Reinvested dividends and distributions
    Institutional Shares                                                 7,779           1,635         319,930          41,850
    Retirement Shares                                                      427              --          12,399             585
    Service Shares                                                       1,473              --             801              --
  Shares repurchased
    Institutional Shares                                               (41,578)        (44,052)        (47,202)       (112,729)
    Retirement Shares                                                   (6,785)         (2,391)        (22,210)         (6,449)
    Service Shares                                                     (24,609)             --            (164)             --
Net Increase/(Decrease) from Capital Share Transactions              1,001,267         401,956       1,136,955       1,237,488
Net Increase/(Decrease) in Net Assets                                  908,188         575,933         780,554       1,606,920
Net Assets:
  Beginning of period                                                  650,140          74,207       2,506,677         899,757
  End of period                                                   $  1,558,328    $    650,140    $  3,287,231    $  2,506,677
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  1,461,171    $    459,904    $  3,080,279    $  1,943,324
  Undistributed net investment income/(loss)*                              (61)            356             133           4,104
  Undistributed net realized gain/(loss) from investments*             (18,521)           (288)         (1,030)        179,294
  Unrealized appreciation/(depreciation) of investments
   and foreign currency                                                115,739         190,168         207,849         379,955
                                                                  $  1,558,328    $    650,140    $  3,287,231    $  2,506,677
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           15,094          16,966          26,931          51,595
  Reinvested dividends and distributions                                   249              55          12,517           1,581
Total                                                                   15,343          17,021          39,448          53,176
Shares Repurchased                                                      (1,253)         (1,847)         (1,686)         (4,522)
Net Increase/(Decrease) in Portfolio Shares                             14,090          15,174          37,762          48,654
Shares Outstanding, Beginning of Period                                 18,894           3,720          87,880          39,226
Shares Outstanding, End of Period                                       32,984          18,894         125,642          87,880
Transactions in Portfolio Shares - Retirement Shares(1)
  Shares sold                                                        3,260,486         805,168       3,981,022       1,385,492
  Reinvested dividends and distributions                                13,809              --         482,655          22,009
Total                                                                3,274,295         805,168       4,463,677       1,407,501
Shares Repurchased                                                    (207,295)        (93,123)       (800,179)       (259,945)
Net Increase/(Decrease) in Portfolio Shares                          3,067,000         712,045       3,663,498       1,147,556
Shares Outstanding, Beginning of Period                                713,045           1,000       1,911,699         764,143
Shares Outstanding, End of Period                                    3,780,045         713,045       5,575,197       1,911,699
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                       13,687,135              --         506,596              --
  Reinvested dividends and distributions                                47,959              --          30,943              --
Total                                                               13,735,094              --         537,539              --
Shares Repurchased                                                    (775,084)             --          (5,872)             --
Net Increase/(Decrease) in Portfolio Shares                         12,960,010              --         531,667              --
Shares Outstanding, Beginning of Period                                     --              --              --              --
Shares Outstanding, End of Period                                   12,960,010              --         531,667              --
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $    579,385    $    380,037    $  1,320,748    $  2,132,273
  Proceeds from sales of securities                                     57,785         105,924         916,905       1,209,464
  Purchases of long-term U.S. government obligations                      --                --         226,587         479,559
  Proceeds from sales of long-term U.S. government obligations            --                --           8,386         199,818


                                                                           Janus Aspen                     Janus Aspen
For the seven months ended July 31, 2000                                  Equity Income                 Growth and Income
and for the fiscal year ended December 31                                   Portfolio                       Portfolio
(all numbers in thousands)                                             2000           1999            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $         18    $         45   $        601    $        165
  Net realized gain/(loss) from investment transactions                  2,259           2,279         (1,428)          2,395
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                 (2,763)          2,881         (7,258)         22,577
Net Increase in Net Assets Resulting from Operations                      (486)          5,205         (8,085)         25,137
Dividends and Distributions to Shareholders:
  Net investment income                                                    (29)            (38)          (666)           (137)
  Net realized gain from investment transactions                        (4,560)            (59)        (2,330)           --
Net Decrease from Dividends and Distributions                           (4,589)            (97)        (2,996)           (137)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 3,214           9,006         64,398          59,997
    Retirement Shares                                                    1,097             382         13,780           6,207
    Service Shares                                                          87              --          4,896              --
  Reinvested dividends and distributions
    Institutional Shares                                                 4,230              97          2,703             137
    Retirement Shares                                                      346              --            238              --
    Service Shares                                                          13              --             56              --
  Shares repurchased
    Institutional Shares                                                (4,854)         (4,176)        (7,685)         (5,500)
    Retirement Shares                                                     (169)            (15)        (1,930)           (804)
    Service Shares                                                          (1)             --            (25)             --
Net Increase/(Decrease) from Capital Share Transactions                  3,963           5,294         76,431          60,037
Net Increase/(Decrease) in Net Assets                                   (1,112)         10,402         65,350          85,037
Net Assets:
  Beginning of period                                                   19,439           9,037         91,462           6,425
  End of period                                                   $     18,327    $     19,439   $    156,812    $     91,462
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $     15,855    $     11,892   $    142,005    $     65,574
  Undistributed net investment income/(loss)*                             --                11            (35)             30
  Undistributed net realized gain/(loss) from investments*                 (23)          2,278         (1,482)          2,276
  Unrealized appreciation/(depreciation) of investments
   and foreign currency                                                  2,495           5,258         16,324          23,582
                                                                  $     18,327    $     19,439   $    156,812    $     91,462
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              120             405          3,092           3,889
  Reinvested dividends and distributions                                   196               4            139               7
Total                                                                      316             409          3,231           3,896
Shares Repurchased                                                        (179)           (179)          (373)           (365)
Net Increase/(Decrease) in Portfolio Shares                                137             230          2,858           3,531
Shares Outstanding, Beginning of Period                                    695             465          4,067             536
Shares Outstanding, End of Period                                          832             695          6,925           4,067
Transactions in Portfolio Shares - Retirement Shares(1)
  Shares sold                                                           41,626          16,783        670,648         392,132
  Reinvested dividends and distributions                                16,227               5         12,309              --
Total                                                                   57,853          16,788
Shares Repurchased                                                      (6,486)           (662)       682,957         392,132
Net Increase/(Decrease) in Portfolio Shares                             51,367          16,126        (92,538)        (55,446)
Shares Outstanding, Beginning of Period                                 17,139           1,013        590,419         336,686
Shares Outstanding, End of Period                                       68,506          17,139        337,686           1,000
Transactions in Portfolio Shares - Service Shares(1)                                                  928,105         337,686
  Shares sold                                                            3,591              --
  Reinvested dividends and distributions                                   630              --        247,140              --
Total                                                                    4,221              --          2,893              --
Shares Repurchased                                                          (2)             --        250,033              --
Net Increase/(Decrease) in Portfolio Shares                              4,219              --         (1,218)             --
Shares Outstanding, Beginning of Period                                     --              --        248,815              --
Shares Outstanding, End of Period                                        4,219              --             --              --
Purchases and Sales of Investment Securities:                                                         248,815              --
  (excluding short-term securities)
  Purchases of securities                                         $      8,613    $     20,547   $     79,359    $     60,532
  Proceeds from sales of securities                                     10,097          16,287         17,364          15,498
  Purchases of long-term U.S. government obligations                        --              --             --              --
  Proceeds from sales of long-term U.S. government obligations              --              --             --              --



                                                                    Janus Aspen
For the seven months ended July 31, 2000                          Strategic Value
and for the fiscal year ended December 31                            Portfolio
(all numbers in thousands)                                            2000(2)
---------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $          9
  Net realized gain/(loss) from investment transactions                      7
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                     15
Net Increase in Net Assets Resulting from Operations                        31
Dividends and Distributions to Shareholders:
  Net investment income                                                     --
  Net realized gain from investment transactions                            --
Net Decrease from Dividends and Distributions                               --
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 3,272
    Retirement Shares                                                       --
    Service Shares                                                          53
  Reinvested dividends and distributions
    Institutional Shares                                                    --
    Retirement Shares                                                       --
    Service Shares                                                          --
  Shares repurchased
    Institutional Shares                                                  (336)
    Retirement Shares                                                       --
    Service Shares                                                          --
Net Increase/(Decrease) from Capital Share Transactions                  2,989
Net Increase/(Decrease) in Net Assets                                    3,020
Net Assets:
  Beginning of period                                                       --
  End of period                                                   $      3,020
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $      2,989
  Undistributed net investment income/(loss)*                                9
  Undistributed net realized gain/(loss) from investments*                   7
  Unrealized appreciation/(depreciation) of investments
   and foreign currency                                                     15
                                                                  $      3,020
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              326
  Reinvested dividends and distributions                                    --
Total                                                                      326
Shares Repurchased                                                         (34)
Net Increase/(Decrease) in Portfolio Shares                                292
Shares Outstanding, Beginning of Period                                     --
Shares Outstanding, End of Period                                          292
Transactions in Portfolio Shares - Retirement Shares(1)
  Shares sold                                                               --
  Reinvested dividends and distributions                                    --
Total
Shares Repurchased                                                          --
Net Increase/(Decrease) in Portfolio Shares                                 --
Shares Outstanding, Beginning of Period                                     --
Shares Outstanding, End of Period                                           --
Transactions in Portfolio Shares - Service Shares(1)                        --
  Shares sold
  Reinvested dividends and distributions                                 5,206
Total                                                                       --
Shares Repurchased                                                       5,206
Net Increase/(Decrease) in Portfolio Shares                                (20)
Shares Outstanding, Beginning of Period                                  5,186
Shares Outstanding, End of Period                                           --
Purchases and Sales of Investment Securities:                            5,186
  (excluding short-term securities)
  Purchases of securities                                         $      2,131
  Proceeds from sales of securities                                         83
  Purchases of long-term U.S. government obligations                        --
  Proceeds from sales of long-term U.S. government obligations              --

*   See Note 3 in Notes to Financial Statements.

(1) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

(2) Period May 1, 2000 (inception) to July 31, 2000.

See Notes to Financial Statements.
                                           Janus Aspen Series/July 31, 2000  126



                                                                           Janus Aspen                     Janus Aspen
For the seven months or period ended July 31, 2000                     International Growth              Worldwide Growth
and for the fiscal year ended December 31                                    Portfolio                       Portfolio
(all numbers in thousands)                                             2000            1999           2000              1999
------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     21,340    $      1,093    $     23,064    $      7,750
  Net realized gain/(loss) from investment transactions                63,817           9,375         605,322         191,001
  Change in unrealized net appreciation or depreciation
   of investments and foreign currency                               (152,206)        333,771        (746,645)      2,184,175
Net Increase in Net Assets Resulting from Operations                  (67,049)        344,239        (118,259)      2,382,926
Dividends and Distributions to Shareholders:
  Net investment income                                               (21,513)         (1,019)        (23,973)         (6,818)
  Net realized gain from investment transactions                      (54,147)             --        (703,192)             --
Net Decrease from Dividends and Distributions                         (75,660)         (1,019)       (727,165)         (6,818)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            1,172,242         438,134       3,005,920       2,167,550
    Retirement Shares                                                  41,309          12,225         329,800         137,824
    Service Shares                                                    462,886              --          24,016              --
  Reinvested dividends and distributions
    Institutional Shares                                               59,132           1,018         694,101           6,818
    Retirement Shares                                                   2,047               1          31,514              --
    Service Shares                                                     14,481              --           1,550              --
  Shares repurchased
    Institutional Shares                                             (639,449)       (277,609)       (733,902)       (898,433)
    Retirement Shares                                                  (8,874)           (738)        (82,053)        (14,907)
    Service Shares                                                    (95,088)             --            (515)             --
Net Increase/(Decrease) from Capital Share Transactions             1,008,686         173,031       3,270,431       1,398,852
Net Increase/(Decrease) in Net Assets                                 865,977         516,251       2,425,007       3,774,960
Net Assets:
  Beginning of period                                                 827,378         311,127       6,671,172       2,896,212
  End of period                                                  $  1,693,355    $    827,378    $  9,096,179    $  6,671,172
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  1,454,929    $    446,243    $  6,878,624    $  3,608,193
  Undistributed net investment income/(loss)*                              (4)            169             163           1,072
  Undistributed net realized gain/(loss) from investments*              1,188          (8,482)          6,600         104,470
  Unrealized appreciation/(depreciation) of investments
   and foreign currency                                               237,242         389,448       2,210,792       2,957,437
                                                                 $  1,693,355    $    827,378    $  9,096,179    $  6,671,172
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                          28,366          17,341          60,532          62,563
  Reinvested dividends and distributions                                1,612              44          15,754             209
Total                                                                  29,978          17,385          76,286          62,772
Shares Repurchased                                                    (15,759)        (11,053)        (14,843)        (26,096)
Net Increase/(Decrease) in Portfolio Shares                            14,219           6,332          61,443          36,676
Shares Outstanding, Beginning of Period                                20,955          14,623         136,049          99,373
Shares Outstanding, End of Period                                      35,174          20,955         197,492         136,049
Transactions in Portfolio Shares - Retirement Shares(1)
  Shares sold                                                       1,025,887         466,618       6,658,751       3,868,907
  Reinvested dividends and distributions                               56,175              40         719,863              --
Total                                                               1,082,062         466,658       7,378,614       3,868,907
Shares Repurchased                                                   (220,009)        (26,923)     (1,662,497)       (403,114)
Net Increase/(Decrease) in Portfolio Shares                           862,053         439,735       5,716,117       3,465,793
Shares Outstanding, Beginning of Period                               440,543             808       3,666,659         200,866
Shares Outstanding, End of Period                                   1,302,596         440,543       9,382,776       3,666,659
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                      11,415,935              --         504,720              --
  Reinvested dividends and distributions                              399,919              --          35,550              --
Total                                                              11,815,854              --         540,270              --
Shares Repurchased                                                 (2,384,123)             --         (11,028)             --
Net Increase/(Decrease) in Portfolio Shares                         9,431,731              --         529,242              --
Shares Outstanding, Beginning of Period                                    --              --              --              --
Shares Outstanding, End of Period                                   9,431,731              --         529,242              --
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $    939,721    $    446,784    $  3,996,198    $  3,549,960
  Proceeds from sales of securities                                   324,592         325,107       1,997,823       2,490,945
  Purchases of long-term U.S. government obligations                       --              --              --              --
  Proceeds from sales of long-term U.S. government obligations             --              --              --              --

*See Note 3 in Notes to Financial Statements.


(1) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.
(2) Period January 18, 2000 (inception) to July 31, 2000.


See Notes to Financial Statements.


127   Janus Aspen Series/July 31, 2000

                                                                     Janus Aspen         Janus Aspen              Janus Aspen
                                                                 Global Life Sciences  Global Technology        Flexible Income
                                                                     Portfolio            Portfolio                Portfolio
                                                                       2000(2)              2000(2)         2000            1999
                                                                -------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $         44    $      2,160    $      8,126    $     11,300
  Net realized gain/(loss) from investment transactions                     (398)        (14,684)         (4,583)         (3,338)
  Change in unrealized net appreciation or depreciation                     (703)        (17,055)           (273)         (5,120)
   of investments and foreign currency                                    (1,057)        (29,579)          3,270           2,842
Net Increase in Net Assets Resulting from Operations
Dividends and Distributions to Shareholders:
  Net investment income                                                       --              --          (8,012)        (11,043)
  Net realized gain from investment transactions                              --              --              --            (977)
Net Decrease from Dividends and Distributions                                 --              --          (8,012)        (12,020)
Capital Share Transactions:
  Shares sold                                                             13,496          80,157          49,633          92,026
    Institutional Shares                                                      --              --             324             872
    Retirement Shares                                                     21,398         384,983              79              --
    Service Shares
  Reinvested dividends and distributions
    Institutional Shares                                                      --              --           7,980          12,003
    Retirement Shares                                                         --              --              31              17
    Service Shares                                                            --              --               1              --
  Shares repurchased
    Institutional Shares                                                  (8,672)         (9,767)        (29,346)        (37,764)
    Retirement Shares                                                         --              --            (369)            (47)
    Service Shares                                                        (3,142)        (19,193)             --              --
Net Increase/(Decrease) from Capital Share Transactions                   23,080         436,180          28,333          67,107
Net Increase/(Decrease) in Net Assets                                     22,023         406,601          23,591          57,929
Net Assets:
  Beginning of period                                                         --              --         187,523         129,594
  End of period                                                     $     22,023    $    406,601    $    211,114    $    187,523
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     23,080    $    436,180    $    221,589    $    193,256
  Undistributed net investment income/(loss)*                                 44           2,160             506             392
  Undistributed net realized gain/(loss) from investments*                  (398)        (14,684)         (7,967)         (3,384)
  Unrealized appreciation/(depreciation) of investments                     (703)        (17,055)         (3,014)         (2,741)
   and foreign currency                                             $     22,023    $    406,601    $    211,114    $    187,523

Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              1,589           7,736           4,348           7,752
  Reinvested dividends and distributions                                      --              --             712           1,047
Total                                                                      1,589           7,736           5,060           8,799
Shares Repurchased                                                        (1,046)           (974)         (2,568)         (3,192)
Net Increase/(Decrease) in Portfolio Shares                                  543           6,762           2,492           5,607
Shares Outstanding, Beginning of Period                                       --              --          16,357          10,750
Shares Outstanding, End of Period                                            543           6,762          18,849          16,357
Transactions in Portfolio Shares - Retirement Shares(1)
  Shares sold                                                                 --              --          27,606          73,392
  Reinvested dividends and distributions                                      --              --           2,716           1,470
Total                                                                         --              --          30,322          74,862
Shares Repurchased                                                            --              --         (31,218)         (4,008)
Net Increase/(Decrease) in Portfolio Shares                                   --              --            (896)         70,854
Shares Outstanding, Beginning of Period                                       --              --          71,843             989
Shares Outstanding, End of Period                                             --              --          70,947          71,843
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                          2,502,846      38,103,499           6,980              --
  Reinvested dividends and distributions                                      --              --              45              --
Total                                                                  2,502,846      38,103,499           7,025              --
Shares Repurchased                                                      (363,943)     (2,005,682)             --              --
Net Increase/(Decrease) in Portfolio Shares                            2,138,903      36,097,817           7,025              --
Shares Outstanding, Beginning of Period                                       --              --              --              --
Shares Outstanding, End of Period                                      2,138,903      36,097,817           7,025              --
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                           $     27,212    $    393,773    $    130,080    $    203,810
  Proceeds from sales of securities                                        5,386          26,518         127,715         134,399
  Purchases of long-term U.S. government obligations                          --              --          62,263          21,790
  Proceeds from sales of long-term U.S. government obligations                --              --          45,943          35,724


                                                                                  Janus Aspen                      Janus Aspen
                                                                                  High-Yield                      Money Market
                                                                                  Portfolio                       Portfolio
                                                                            2000            1999            2000            1999
                                                                -------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $         79    $        207    $      2,281    $      2,717
  Net realized gain/(loss) from investment transactions                       --            (113)             --               3
  Change in unrealized net appreciation or depreciation                      (17)             55              --              --
   of investments and foreign currency                                        62             149           2,281           2,720
Net Increase in Net Assets Resulting from Operations
Dividends and Distributions to Shareholders:
  Net investment income                                                      (56)           (209)         (2,281)         (2,717)
  Net realized gain from investment transactions                              --              --              --              (3)
Net Decrease from Dividends and Distributions                                (56)           (209)         (2,281)         (2,720)
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                   1,480           1,725         143,716         211,038
    Retirement Shares                                                         --              --          22,027           1,225
    Service Shares                                                            10              --              10              --
  Reinvested dividends and distributions
    Institutional Shares                                                      55             208           2,126           2,713
    Retirement Shares                                                          1               1             152               7
    Service Shares                                                            --              --              --              --
  Shares repurchased
    Institutional Shares                                                  (1,343)         (3,230)       (154,101)       (183,175)
    Retirement Shares                                                        (12)             --         (16,648)            (90)
    Service Shares                                                            --              --              --              --
Net Increase/(Decrease) from Capital Share Transactions                      191          (1,296)         (2,718)         31,718
Net Increase/(Decrease) in Net Assets                                        197          (1,356)         (2,718)         31,718
Net Assets:
  Beginning of period                                               $      1,632           2,988          70,419          38,701
  End of period                                                            1,829    $      1,632    $     67,701    $     70,419
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $      2,002    $      1,811    $     67,701    $     70,419
  Undistributed net investment income/(loss)*                                 29               6              --              --
  Undistributed net realized gain/(loss) from investments*                  (164)           (164)             --              --
  Unrealized appreciation/(depreciation) of investments
   and foreign currency                                                      (38)            (21)             --              --

Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              1,829    $      1,632    $     67,701    $     70,419
  Reinvested dividends and distributions                                     140             156         143,716         211,038
Total                                                                          5              20           2,126           2,713
Shares Repurchased                                                           145             176         145,842         213,751
Net Increase/(Decrease) in Portfolio Shares                                 (127)           (295)       (154,101)       (183,175)
Shares Outstanding, Beginning of Period                                       18            (119)         (8,259)         30,576
Shares Outstanding, End of Period                                            155             274          69,266          38,690
Transactions in Portfolio Shares - Retirement Shares(1)
  Shares sold                                                                173             155          61,007          69,266
  Reinvested dividends and distributions                                      --              --      22,027,482       1,224,357
Total                                                                         37              83         151,526           7,522
Shares Repurchased                                                            37              83      22,179,008       1,231,879
Net Increase/(Decrease) in Portfolio Shares                               (1,159)             --              --         (89,650)
Shares Outstanding, Beginning of Period                                   (1,122)             83       5,531,367       1,142,229
Shares Outstanding, End of Period                                          1,122           1,039       1,153,031          10,802
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                                 --           1,122       6,684,398       1,153,031
  Reinvested dividends and distributions                                     960              --          10,001              --
Total                                                                         30              --             331              --
Shares Repurchased                                                           990              --          10,332              --
Net Increase/(Decrease) in Portfolio Shares                                   --              --              (1)             --
Shares Outstanding, Beginning of Period                                      990              --          10,331              --
Shares Outstanding, End of Period                                             --              --              --              --
Purchases and Sales of Investment Securities:
 (excluding short-term securities)                                           990              --          10,331              --
  Purchases of securities                                           $      2,557    $     12,244              --              --
  Proceeds from sales of securities                                        2,380          13,089              --              --
  Purchases of long-term U.S. government obligations                          --              50              --              --
  Proceeds from sales of long-term U.S. government obligations                --             148              --              --

*   See Note 3 in Notes to Financial Statements.

(1) Transactions in Portfolio Shares - Retirement and Service
    Shares are not in thousands.

(2) Period January 18, 2000 (inception) to July 31, 2000.

See Notes to Financial Statements.



                                         Janus Aspen Series/July 31, 2000  128

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the seven months ended July 31                     Janus Aspen Growth Portfolio
or through each fiscal year ended December 31              2000         1999          1998        1997      1996       1995
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    33.65    $    23.54   $    18.48   $  15.51   $  13.45   $  10.57
Income from Investment Operations:
  Net investment income/(loss)                                 .03           .07          .05        .15        .17        .28
  Net gains/(losses) on securities
   (both realized and unrealized)                             (.18)        10.24         6.36       3.34       2.29       2.90
Total from Investment Operations                              (.15)        10.31         6.41       3.49       2.46       3.18
Less Distributions:
  Dividends (from net investment income)                      (.04)         (.06)        (.05)      (.15)      (.17)      (.30)
  Distributions (from capital gains)                         (2.57)         (.14)       (1.30)      (.37)      (.23)        --
Total Distributions                                          (2.61)         (.20)       (1.35)      (.52)      (.40)      (.30)
Net Asset Value, End of Period                          $    30.89    $    33.65   $    23.54   $  18.48   $  15.51   $  13.45
Total Return*                                                (0.40)%       43.98%       35.66%     22.75%     18.45%     30.17%
Net Assets, End of Period (in thousands)                $3,909,108    $2,942,649   $1,103,549   $608,281   $325,789   $126,911
Average Net Assets for the Period (in thousands)        $3,570,573    $1,775,373   $  789,454   $477,914   $216,125   $ 77,344
Ratio of Gross Expenses to Average Net Assets**(1)            0.67%         0.67%        0.68%      0.70%      0.69%      0.78%
Ratio of Net Expenses to Average Net Assets**(1)              0.67%         0.67%        0.68%      0.69%      0.69%      0.76%
Ratio of Net Investment Income to Average Net Assets**        0.21%         0.30%        0.26%      0.91%      1.39%      1.24%
Portfolio Turnover Rate**                                       46%           53%          73%       122%        87%       185%

For a share outstanding during the seven months ended July 31              Janus Aspen Aggressive Growth Portfolio
or through each fiscal year ended December 31              2000          1999         1998        1997        1996       1995
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    59.70    $    27.64    $  20.55    $  18.24    $  17.08    $  13.62
Income from Investment Operations:
  Net investment income/(loss)                                (.12)           --          --          --          --         .24
  Net gains/(losses) on securities
   (both realized and unrealized)                            (1.53)        33.46        7.09        2.31        1.36        3.47
Total from Investment Operations                             (1.65)        33.46        7.09        2.31        1.36        3.71
Less Distributions:
  Dividends (from net investment income)                        --            --          --          --          --        (.25)
  Distributions (from capital gains)                         (6.33)        (1.40)         --          --        (.19)         --
  Tax return of capital                                         --            --          --          --        (.01)         --
Total Distributions                                          (6.33)        (1.40)         --          --        (.20)       (.25)
Net Asset Value, End of Period                          $    51.72    $    59.70    $  27.64    $  20.55    $  18.24    $  17.08
Total Return*                                                (2.86)%      125.40%      34.26%      12.66%       7.95%      27.48%
Net Assets, End of Period (in thousands)                $4,658,000    $3,319,619    $772,943    $508,198    $383,693    $185,911
Average Net Assets for the Period (in thousands)        $4,434,317    $1,476,445    $576,444    $418,464    $290,629    $107,582
Ratio of Gross Expenses to Average Net Assets**(1)            0.67%         0.70%       0.75%       0.76%       0.76%       0.86%
Ratio of Net Expenses to Average Net Assets**(1)              0.66%         0.69%       0.75%       0.76%       0.76%       0.84%
Ratio of Net Investment Income to Average Net Assets**       (0.42)%       (0.50)%     (0.36)%     (0.10)%     (0.27)%      0.58%
Portfolio Turnover Rate**                                       84%          105%        132%        130%         88%        155%

 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.


129   Janus Aspen Series/July 31, 2000

For a share outstanding during the seven months ended July 31     Janus Aspen Capital Appreciation Portfolio
or through each fiscal year or period ended December 31            2000         1999       1998      1997(2)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $    33.17    $   19.94    $ 12.62    $10.00
Income from Investment Operations:
  Net investment income/(loss)                                        .21          .12        .01       .05
  Net gains/(losses) on securities
   (both realized and unrealized)                                   (1.72)       13.22       7.32      2.61
Total from Investment Operations                                    (1.51)       13.34       7.33      2.66
Less Distributions:
  Dividends (from net investment income)                             (.23)        (.11)      (.01)     (.04)
  Distributions (from capital gains)                                 (.01)          --         --        --
Total Distributions                                                  (.24)        (.11)      (.01)     (.04)
Net Asset Value, End of Period                                 $    31.42    $   33.17    $ 19.94    $12.62
Total Return*                                                       (4.54)%      67.00%     58.11%    26.60%
Net Assets, End of Period (in thousands)                       $1,036,469    $ 626,611    $74,187    $6,833
Average Net Assets for the Period (in thousands)               $  869,409    $ 257,422    $25,964    $2,632
Ratio of Gross Expenses to Average Net Assets**(1)                   0.68%        0.70%      0.92%     1.26%
Ratio of Net Expenses to Average Net Assets**(1)                     0.68%        0.70%      0.91%     1.25%
Ratio of Net Investment Income to Average Net Assets**               1.38%        0.76%      0.27%     1.43%
Portfolio Turnover Rate**                                              13%          52%        91%      101%

For a share outstanding during the seven months ended July 31                   Janus Aspen Balanced Portfolio
or through each fiscal year ended December 31               2000         1999          1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                   $    27.91   $    22.50    $   17.47    $   14.77    $   13.03    $   10.63
Income from Investment Operations:
  Net investment income/(loss)                                .44          .59          .39          .34          .32          .17
  Net gains/(losses) on securities
   (both realized and unrealized)                            (.60)        5.38         5.51         2.89         1.81         2.45
Total from Investment Operations                              .16         5.97         5.90         3.23         2.13         2.62
Less Distributions:
  Dividends (from net investment income)                     (.48)        (.56)        (.38)        (.35)        (.30)        (.22)
  Distributions (from capital gains)                        (2.33)          --         (.45)        (.18)        (.09)          --
  Distributions (in excess of realized gains)                  --           --         (.04)          --           --           --
Total Distributions                                         (2.81)        (.56)        (.87)       (0.53)        (.39)        (.22)
Net Asset Value, End of Period                         $    24.94   $    27.91    $   22.50    $   17.47    $   14.77    $   13.03
Total Return*                                               (0.59)%      26.76%       34.28%       22.10%       16.18%       24.79%
Net Assets, End of Period (in thousands)               $3,133,487   $2,453,079    $ 882,495    $ 362,409    $  85,480    $  14,021
Average Net Assets for the Period (in thousands)       $2,837,964   $1,583,635    $ 555,002    $ 176,432    $  43,414    $   5,739
Ratio of Gross Expenses to Average Net Assets**(1)           0.67%        0.69%        0.74%        0.83%        0.94%        1.37%
Ratio of Net Expenses to Average Net Assets**(1)             0.67%        0.69%        0.74%        0.82%        0.92%        1.30%
Ratio of Net Investment Income to Average Net Assets**       3.15%        2.86%        2.41%        2.87%        2.92%        2.41%
Portfolio Turnover Rate**                                      59%          92%          70%         139%         103%         149%

 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.



                                          Janus Aspen Series/July 31, 2000  130

For a share outstanding during the seven months ended July 31           Janus Aspen Equity Income Portfolio
or through each fiscal year or period ended December 31            2000         1999        1998        1997(2)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   27.32    $   19.41    $   13.46    $   10.00
Income from Investment Operations:
  Net investment income/(loss)                                        .03          .07          .02          .01
  Net gains/(losses) on securities
   (both realized and unrealized)                                    (.86)        7.99         6.16         3.46
Total from Investment Operations                                     (.83)        8.06         6.18         3.47
Less Distributions:
  Dividends (from net investment income)                             (.04)        (.06)        (.02)        (.01)
  Distributions (from capital gains)                                (6.17)        (.09)        (.21)          --
Total Distributions                                                 (6.21)        (.15)        (.23)        (.01)
Net Asset Value, End of Period                                  $   20.28    $   27.32    $   19.41    $   13.46
Total Return*                                                       (3.00)%      41.58%       46.24%       34.70%
Net Assets, End of Period (in thousands)                        $  16,873    $  18,975    $   9,017    $   3,047
Average Net Assets for the Period (in thousands)                $  17,875    $  14,663    $   5,629    $   1,101
Ratio of Gross Expenses to Average Net Assets**(1)                   1.25%        1.25%        1.25%        1.25%
Ratio of Net Expenses to Average Net Assets**(1)                     1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income to Average Net Assets**               0.19%        0.31%        0.17%        0.35%
Portfolio Turnover Rate**                                              86%         114%          79%         128%

For a share outstanding during the seven months ended July 31    Janus Aspen Growth and Income Portfolio
or through each fiscal year or period ended December 31                2000      1999         1998(3)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   20.77    $   11.96    $   10.00
Income from Investment Operations:
  Net investment income/(loss)                                           .08          .04          .02
  Net gains/(losses) on securities (both realized and unrealized)      (1.08)        8.81         1.96
Total from Investment Operations                                       (1.00)        8.85         1.98
Less Distributions:
  Dividends (from net investment income)                                (.09)        (.04)        (.02)
  Distributions (from capital gains)                                    (.31)          --           --
Total Distributions                                                     (.40)        (.04)        (.02)
Net Asset Value, End of Period                                     $   19.37    $   20.77    $   11.96
Total Return*                                                          (4.81)%      74.04%       19.80%
Net Assets, End of Period (in thousands)                           $ 134,122    $  84,480    $   6,413
Average Net Assets for the Period (in thousands)                   $ 118,003    $  28,838    $   2,883
Ratio of Gross Expenses to Average Net Assets**(1)                      0.74%        1.06%        1.25%
Ratio of Net Expenses to Average Net Assets**(1)                        0.74%        1.05%        1.25%
Ratio of Net Investment Income to Average Net Assets**                  0.83%        0.56%        0.66%
Portfolio Turnover Rate**                                                 27%          59%          62%

 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1997 (inception) to December 31, 1997.
(3) Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.


131   Janus Aspen Series/July 31, 2000

                                                           Janus Aspen Strategic Value Portfolio
For a share outstanding during the period ended July 31                   2000(2)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.00
Income from Investment Operations:
  Net investment income/(loss)                                               .03
  Net gains/(losses) on securities
    (both realized and unrealized)                                           .15
Total from Investment Operations                                             .18
Less Distributions:
  Dividends (from net investment income)                                      --
  Distributions (from capital gains)                                          --
  Distributions (in excess of realized gains)                                 --
Total Distributions                                                           --
Net Asset Value, End of Period                                            $10.18
Total Return*                                                               1.80%
Net Assets, End of Period (in thousands)                                  $2,967
Average Net Assets for the Period (in thousands)                          $1,830
Ratio of Gross Expenses to Average Net Assets**(1)                          1.25%
Ratio of Net Expenses to Average Net Assets**(1)                            1.25%
Ratio of Net Investment Income to Average Net Assets**                      1.88%
Portfolio Turnover Rate**                                                     23%

For a share outstanding during the seven months ended July 31         Janus Aspen International Growth Portfolio
or through each fiscal year ended December 31                 2000        1999        1998       1997       1996     1995
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $38.67     $21.27     $18.48     $15.72    $11.95    $9.72
Income from Investment Operations:
  Net investment income/(loss)                                     .52        .06        .13        .11       .05      .09
  Net gains/(losses) on securities
   (both realized and unrealized)                                  .45      17.40       3.07       2.80      4.06     2.16
Total from Investment Operations                                   .07      17.46       3.20       2.91      4.11     2.25
Less Distributions:
  Dividends (from net investment income)                          (.53)      (.06)      (.14)      (.11)     (.11)    (.02)
  Distributions (from capital gains)                             (1.25)        --         --       (.01)     (.23)      --
  Distributions (in excess of realized gains)                       --         --       (.27)      (.03)       --       --
Total Distributions                                              (1.78)      (.06)      (.41)      (.15)     (.34)    (.02)
Net Asset Value, End of Period                                  $36.96     $38.67     $21.27     $18.48    $15.72   $11.95
Total Return*                                                      .19%     82.27%     17.23%     18.51%    34.71%   23.15%
Net Assets, End of Period (in thousands)                    $1,299,876   $810,392   $311,110   $161,091   $27,192   $1,608
Average Net Assets for the Period (in thousands)            $1,176,972   $425,876   $234,421    $96,164    $7,437   $1,792
Ratio of Gross Expenses to Average Net Assets**(1)                0.72%      0.77%      0.86%      0.96%     1.26%    2.69%
Ratio of Net Expenses to Average Net Assets**(1)                  0.71%      0.76%      0.86%      0.96%     1.25%    2.50%
Ratio of Net Investment Income to Average Net Assets**            2.52%      0.26%      0.73%      0.70%     0.62%    (.80)%
Portfolio Turnover Rate**                                           52%        80%        93%        86%       65%     211%

 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 2000 (inception) to July 31, 2000.

See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000  132

For a share outstanding during the seven months ended July 31         Janus Aspen International Growth Portfolio
or through each fiscal year ended December 31                 2000         1999           1998          1997       1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $47.75         $29.09        $23.39        $19.44     $15.31     $12.07
Income from Investment Operations:
  Net investment income/(loss)                                 .12            .07           .16           .16        .16        .11
  Net gains/(losses) on securities
     (both realized and unrealized)                           (.21)         18.65          6.59          4.14       4.27       3.19
Total from Investment Operations                              (.09)         18.72          6.75          4.30       4.43       3.30
Less Distributions:
  Dividends (from net investment income)                      (.13)          (.06)         (.18)         (.17)      (.17)      (.06)
  Dividends (in excess of net investment income)                --             --            --          (.02)        --         --
  Distributions (from capital gains)                         (3.66)            --            --          (.16)      (.13)        --
  Distributions (in excess of realized gains)                   --             --          (.87)           --         --         --
Total Distributions                                          (3.79)          (.06)        (1.05)         (.35)      (.30)      (.06)
Net Asset Value, End of Period                              $43.87         $47.75        $29.09        $23.39     $19.44     $15.31
Total Return*                                                 (.12)%        64.45%        28.92%        22.15%     29.04%     27.37%
Net Assets, End of Period (in thousands)                $8,663,293     $6,496,773    $2,890,375    $1,576,548   $582,603   $108,563
Average Net Assets for the Period (in thousands)        $8,139,276     $3,862,773    $2,217,695    $1,148,951   $304,111    $59,440
Ratio of Gross Expenses to Average Net Assets**(1)            0.69%          0.71%         0.72%         0.74%      0.80%      0.90%
Ratio of Net Expenses to Average Net Assets**(1)              0.69%          0.71%         0.72%         0.74%      0.80%      0.87%
Ratio of Net Investment Income to Average Net Assets**        0.49%          0.20%         0.64%         0.67%      0.83%      0.95%
Portfolio Turnover Rate**                                       47%            67%           77%           80%        62%       113%

                                                             Janus Aspen Global Life Sciences Portfolio
For a share outstanding during the period ended July 31                         2000(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $10.00
Income from Investment Operations:
  Net investment income/(loss)                                                     .05
  Net gains/(losses) on securities
    (both realized and unrealized)                                               (1.83)
Total from Investment Operations                                                 (1.78)
Less Distributions:
  Dividends (from net investment income)                                            --
  Distributions (from capital gains)                                                --
  Distributions (in excess of realized gains)                                       --
Total Distributions                                                                 --
Net Asset Value, End of Period                                                   $8.22
Total Return*                                                                   (17.80)%
Net Assets, End of Period (in thousands)                                        $4,463
Average Net Assets for the Period (in thousands)                                $3,219
Ratio of Gross Expenses to Average Net Assets**(1)                                1.22%
Ratio of Net Expenses to Average Net Assets**(1)                                  1.22%
Ratio of Net Investment Income to Average Net Assets**                            1.62%
Portfolio Turnover Rate**                                                          179%

 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to July 31, 2000.

See Notes to Financial Statements.
133    Janus Aspen Series/July 31, 2000

                                                              Janus Aspen Global Technology Portfolio
For a share outstanding during the period ended July 31                         2000(2)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $10.00
Income from Investment Operations:
  Net investment income/(loss)                                                     .09
  Net gains/(losses) on securities
   (both realized and unrealized)                                                 (.59)
Total from Investment Operations                                                  (.50)
Less Distributions:
  Dividends (from net investment income)                                            --
  Distributions (from capital gains)                                                --
  Distributions (in excess of realized gains)                                       --
Total Distributions                                                                 --
Net Asset Value, End of Period                                                   $9.50
Total Return*                                                                    (5.00)%
Net Assets, End of Period (in thousands)                                       $64,212
Average Net Assets for the Period (in thousands)                               $54,601
Ratio of Gross Expenses to Average Net Assets**(1)                                0.70%
Ratio of Net Expenses to Average Net Assets**(1)                                  0.70%
Ratio of Net Investment Income to Average Net Assets**                            2.11%
Portfolio Turnover Rate**                                                           25%

For a share outstanding during the seven months ended July 31         Janus Aspen Flexible Income Portfolio
or through each fiscal year ended December 31                 2000      1999       1998      1997     1996      1995
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $11.41     $12.05     $11.78    $11.24    $11.11     $9.48
Income from Investment Operations:
  Net investment income/(loss)                                 .45        .76        .64       .67       .74       .53
  Net gains/(losses) on securities
   (both realized and unrealized)                             (.26)      (.58)       .41       .62       .24      1.70
Total from Investment Operations                               .19        .18       1.05      1.29       .98      2.23
Less Distributions:
  Dividends (from net investment income)                      (.45)      (.75)      (.67)     (.64)     (.72)     (.60)
  Distributions (from capital gains)                            --       (.07)      (.11)     (.11)     (.13)       --
Total Distributions                                           (.45)      (.82)      (.78)     (.75)     (.85)     (.60)
Net Asset Value, End of Period                              $11.15     $11.41     $12.05    $11.78    $11.24    $11.11
Total Return*                                                 1.61%      1.60%      9.11%    11.76%     9.19%    23.86%
Net Assets, End of Period (in thousands)                  $210,225   $186,681   $129,582   $54,098   $25,315   $10,831
Average Net Assets for the Period (in thousands)          $192,246   $161,459    $86,627   $36,547   $17,889    $5,556
Ratio of Gross Expenses to Average Net Assets**(1)            0.78%      0.72%      0.73%     0.75%     0.84%     1.07%
Ratio of Net Expenses to Average Net Assets**(1)              0.78%      0.72%      0.73%     0.75%     0.83%     1.00%
Ratio of Net Investment Income to Average Net Assets**        7.23%      6.99%      6.36%     6.90%     7.31%     7.46%
Portfolio Turnover Rate**                                      183%       116%       145%      119%      250%      236%

 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to July 31, 2000.

See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000  134

For a share outstanding during the seven months ended July 31       Janus Aspen High-Yield Portfolio
or through each fiscal year or period ended December 31       2000     1999     1998     1997    1996(2)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.45   $10.85   $11.78   $10.83   $10.00
Income from Investment Operations:
  Net investment income/(loss)                                  .50     1.14      .87      .70      .43
  Net gains/(losses) on securities
   (both realized and unrealized)                              (.07)    (.41)    (.70)     .99      .80
Total from Investment Operations                                .43      .73      .17     1.69     1.23
Less Distributions:
  Dividends (from net investment income)                       (.37)   (1.13)    (.89)    (.68)    (.40)
  Distributions (from capital gains)                             --       --     (.05)    (.06)      --
  Distributions (in excess of realized gains)                    --       --     (.16)      --       --
Total Distributions                                            (.37)   (1.13)   (1.10)    (.74)    (.40)
Net Asset Value, End of Period                               $10.51   $10.45   $10.85   $11.78   $10.83
Total Return*                                                  4.05%    6.85%    1.26%   15.98%   12.40%
Net Assets, End of Period (in thousands)                     $1,818   $1,620   $2,977   $2,914     $783
Average Net Assets for the Period (in thousands)             $1,613   $2,448   $3,281   $1,565     $459
Ratio of Gross Expenses to Average Net Assets**(1)             1.00%    1.00%    1.00%    1.00%    1.01%
Ratio of Net Expenses to Average Net Assets**(1)               1.00%    1.00%    1.00%    1.00%    1.00%
Ratio of Net Investment Income to Average Net Assets**         8.36%    8.41%    7.76%    7.98%    5.74%
Portfolio Turnover Rate**                                       289%     554%     301%     299%     301%

For a share outstanding during the seven months ended July 31       Janus Aspen Money Market Portfolio
or through each fiscal year or period ended December 31       2000     1999     1998      1997      1996     1995(3)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $1.00     $1.00     $1.00     $1.00    $1.00    $1.00
Income from Investment Operations:
  Net investment income/(loss)                                 .03       .05       .05       .05      .05      .04
  Net gains/(losses) on securities
   (both realized and unrealized)                               --        --        --        --       --       --
Total from Investment Operations                               .03       .05       .05       .05      .05      .04
Less Distributions:
  Dividends (from net investment income)                      (.03)     (.05)     (.05)     (.05)    (.05)    (.04)
  Distributions (from capital gains)                            --        --        --        --       --       --
Total Distributions                                           (.03)     (.05)     (.05)     (.05)    (.05)    (.04)
Net Asset Value, End of Period                               $1.00     $1.00     $1.00     $1.00    $1.00    $1.00
Total Return*                                                 3.46%     4.98%     5.36%     5.17%    5.05%    3.63%
Net Assets, End of Period (in thousands)                   $61,007   $69,266   $38,690   $15,374   $6,106   $1,735
Average Net Assets for the Period (in thousands)           $61,728   $54,888   $31,665    $8,926   $3,715   $1,543
Ratio of Gross Expenses to Average Net Assets**(1)            0.39%     0.43%     0.34%     0.50%    0.50%    0.50%
Ratio of Net Expenses to Average Net Assets**(1)              0.39%     0.43%     0.34%     0.50%    0.50%    0.50%
Ratio of Net Investment Income to Average Net Assets**        5.92%     4.94%     5.21%     5.17%    4.93%    5.30%

 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1996 (inception) to December 31, 1996.
(3) Period May 1, 1995 (inception) to December 31, 1995.

See Notes to Financial Statements.


135   Janus Aspen Series/July 31, 2000

                                        FINANCIAL HIGHLIGHTS - RETIREMENT SHARES

For a share outstanding during the
seven months ended July 31 or through                                       Janus Aspen Growth Portfolio
each fiscal year or period ended December 31                         2000        1999           1998        1997(2)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   33.63     $   23.45     $   18.46     $   16.18
Income from Investment Operations:
  Net investment income/(loss)                                       (.02)          .07          (.03)          .04
  Net gains/(losses) on securities                                   (.22)        10.25          6.32          2.71
  (both realized and unrealized)                                     (.24)        10.32          6.29          2.75
Total from Investment Operations Less Distributions:
  Dividends (from net investment income)                               --            --            --          (.10)
  Distributions (from capital gains)                                (2.57)         (.14)        (1.30)         (.37)
Total Distributions                                                 (2.57)         (.14)        (1.30)         (.47)
Net Asset Value, End of Period                                  $   30.82     $   33.63     $   23.45     $   18.46
Total Return*                                                        (.64)%       44.12%        34.99%        17.22%
Net Assets, End of Period (in thousands)                        $ 189,318     $  59,334     $      18     $      12
Average Net Assets for the Period (in thousands)                $ 127,737     $  12,209     $      13     $      11
Ratio of Gross Expenses to Average Net Assets**(1)                   1.17%         1.17%         1.18%         1.20%
Ratio of Net Expenses to Average Net Assets**(1)                     1.17%         1.17%         1.18%         1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets**       (0.30)%       (0.25)%       (0.23)%        0.29%
Portfolio Turnover Rate**                                              46%           53%           73%          122%

For a share outstanding during the                                                   Janus Aspen
seven months ended July 31 or through                                        Aggressive Growth Portfolio
each fiscal year or period ended December 31                       2000           1999         1998          1997(2)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   58.91     $   27.42     $   20.49     $   16.12
Income from Investment Operations:
  Net investment income/(loss)                                       (.17)          .19          (.12)         (.06)
  Net gains/(losses) on securities                                  (1.63)        32.70          7.05          4.43
  (both realized and unrealized)                                    (1.80)        32.89          6.93          4.37
Total from Investment Operations Less Distributions:
  Dividends (from net investment income)                               --            --            --            --
  Distributions (from capital gains)                                (6.33)        (1.40)           --            --
Total Distributions                                                 (6.33)        (1.40)           --            --
Net Asset Value, End of Period                                  $   50.78     $   58.91     $   27.42     $   20.49
Total Return*                                                       (3.17)%      124.34%        33.58%        27.11%
Net Assets, End of Period (in thousands)                        $ 302,466     $  47,928     $      17     $      13
Average Net Assets for the Period (in thousands)                $ 162,084     $   9,786     $      14     $      11
Ratio of Gross Expenses to Average Net Assets**(1)                   1.17%         1.19%         1.26%         1.32%
Ratio of Net Expenses to Average Net Assets**(1)                     1.17%         1.19%         1.26%         1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**       (1.01)%       (1.00)%       (0.86)%       (0.62)%
Portfolio Turnover Rate**                                              84%          105%          132%          130%


For a share outstanding during the                                                Janus Aspen Capital
six months ended June 30 (unaudited) or through                                 Appreciation Portfolio
each fiscal year or period ended December 31                       2000          1999           1998        1997(2)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                              $   33.00     $   19.86     $   12.62     $   10.00
  Net investment income/(loss)
  Net gains/(losses) on securities                                    .09          (.08)         (.04)          .12
  (both realized and unrealized)                                    (1.66)        13.22          7.28          2.50
Total from Investment Operations                                    (1.57)        13.14          7.24          2.62
Less Distributions:
  Dividends (from net investment income)                             (.10)           --            --            --
  Distributions (from capital gains)                                 (.01)           --            --            --
Total Distributions                                                  (.11)           --            --            --
Net Asset Value, End of Period                                  $   31.32     $   33.00     $   19.86     $   12.62
Total Return*                                                       (4.74)%       66.16%        57.37%        26.20%
Net Assets, End of Period (in thousands)                        $ 118,394     $  23,529     $      20     $      13
Average Net Assets for the Period (in thousands)                $  65,965     $   4,402     $      15     $      12
Ratio of Gross Expenses to Average Net Assets**(1)                   1.17%         1.19%         1.44%         1.73%
Ratio of Net Expenses to Average Net Assets**(1)                     1.17%         1.19%         1.44%         1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets**        0.97%         0.23%        (0.25)%        1.55%
Portfolio Turnover Rate**                                              13%           52%           91%          101%

For a share outstanding during the six months                                         Janus Aspen
ended June 30 (unaudited) or through                                              Balanced Portfolio
each fiscal year or period ended December 31                        2000           1999         1998          1997(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                              $   28.04     $   22.59     $   17.47     $   15.38
  Net investment income/(loss)
  Net gains/(losses) on securities                                    .28           .46           .21           .27
  (both realized and unrealized)                                     (.52)         5.41          5.58          2.30
Total from Investment Operations                                     (.24)         5.87          5.79          2.57
Less Distributions:
  Dividends (from net investment income)                             (.33)         (.42)         (.18)         (.30)
  Distributions (from capital gains)                                (2.33)           --          (.49)         (.18)
Total Distributions                                                 (2.66)         (.42)         (.67)         (.48)
Net Asset Value, End of Period                                  $   25.14     $   28.04     $   22.59     $   17.47
Total Return*                                                       (0.86)%       26.13%        33.59%        16.92%
Net Assets, End of Period (in thousands)                        $ 140,179     $  53,598     $  17,262     $      12
Average Net Assets for the Period (in thousands)                $  96,509     $  28,498     $   3,650     $      11
Ratio of Gross Expenses to Average Net Assets**(1)                   1.17%         1.19%         1.24%         1.32%
Ratio of Net Expenses to Average Net Assets**(1)                     1.17%         1.19%         1.24%         1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**        2.67%         2.36%         2.04%         2.38%
Portfolio Turnover Rate**                                              59%           92%           70%          139%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1997 (inception) to December 31, 1997.


See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000  136

For a share outstanding during the                                             Janus Aspen Equity Income
seven months ended July 31 or through                                                 Portfolio
each fiscal year or period ended December 31                       2000           1999          1998        1997(2)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                              $   27.07     $   19.28     $   13.42     $   10.00
  Net investment income/(loss)
  Net gains/(losses) on securities                                   (.03)          .03          (.05)          .01
  (both realized and unrealized)                                     (.88)         7.85          6.12          3.41
Total from Investment Operations                                     (.91)         7.88          6.07          3.42
Less Distributions:
  Dividends (from net investment income)                               --            --            --            --
  Distributions (from capital gains)                                (6.17)         (.09)         (.21)           --
Total Distributions                                                 (6.17)         (.09)         (.21)           --
Net Asset Value, End of Period                                  $   19.99     $   27.07     $   19.28     $   13.42
Total Return*                                                       (3.34)%       40.94%        45.55%        34.20%
Net Assets, End of Period (in thousands)                        $   1,369     $     464     $      20     $      13
Average Net Assets for the Period (in thousands)                $   1,264     $     128     $      16     $      12
Ratio of Gross Expenses to Average Net Assets**(1)                   1.76%         1.78%         1.75%         1.74%
Ratio of Net Expenses to Average Net Assets**(1)                     1.76%         1.77%         1.75%         1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets**       (0.30)%       (0.04)%       (0.33)%        0.07%
Portfolio Turnover Rate**                                              86%          114%           79%          128%

For a share outstanding during the                                       Janus Aspen Growth and
seven months ended July 31 or through                                       Income Portfolio
each fiscal year or period ended December 31                        2000           1999        1998(3)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                              $   20.68     $   11.94     $   10.00
  Net investment income/(loss)
  Net gains/(losses) on securities                                    .02          (.01)          .01
  (both realized and unrealized)                                    (1.08)         8.75          1.93
Total from Investment Operations                                    (1.06)         8.74          1.94
Less Distributions:
  Dividends (from net investment income)                             (.03)           --            --
  Distributions (from capital gains)                                 (.31)           --            --
Total Distributions                                                  (.34)           --            --
Net Asset Value, End of Period                                  $   19.28     $   20.68     $   11.94
Total Return*                                                       (5.13)%       73.20%        19.40%
Net Assets, End of Period (in thousands)                        $  17,894     $   6,982     $      12
Average Net Assets for the Period (in thousands)                $  11,641     $   1,826     $      10
Ratio of Gross Expenses to Average Net Assets**(1)                   1.25%         1.53%         1.72%
Ratio of Net Expenses to Average Net Assets**(1)                     1.24%         1.53%         1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets**        0.35%         0.11%         0.21%
Portfolio Turnover Rate**                                              27%           59%           62%


For a share outstanding during the                                             Janus Aspen International
seven months ended July 31 or through                                               Growth Portfolio
each fiscal year or period ended December 31                       2000            1999          1998          1997(2)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                              $    38.56     $    21.27     $    18.44     $    16.80
  Net investment income/(loss)
  Net gains/(losses) on securities                                     .42             --            .05            .04
  (both realized and unrealized)                                      (.49)         17.30           3.07           1.73
Total from Investment Operations                                      (.07)         17.30           3.12           1.77
Less Distributions:
  Dividends (from net investment income)                              (.39)          (.01)          (.01)          (.09)
  Distributions (from capital gains)                                 (1.25)            --           (.28)          (.04)
Total Distributions                                                  (1.64)          (.01)          (.29)          (.13)
Net Asset Value, End of Period                                  $    36.85     $    38.56     $    21.27     $    18.44
Total Return*                                                         (.10)%        81.32%         16.86%         10.53%
Net Assets, End of Period (in thousands)                        $   48,003     $   16,986     $       17     $       11
Average Net Assets for the Period (in thousands)                $   33,338     $    3,738     $       13     $       11
Ratio of Gross Expenses to Average Net Assets**(1)                    1.22%          1.25%          1.35%          1.45%
Ratio of Net Expenses to Average Net Assets**(1)                      1.22%          1.24%          1.35%          1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets**         2.58%         (0.29)%         0.26%          0.26%
Portfolio Turnover Rate**                                               52%            80%            93%            86%

For a share outstanding during the                                                Janus Aspen Worldwide
seven months ended July 31 or through                                                Growth Portfolio
each fiscal year or period ended December 31                        2000           1999             1998           1997(2)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                              $     47.56     $     29.06     $     23.36     $     20.72
  Net investment income/(loss)
  Net gains/(losses) on securities                                      .03            (.04)            .02             .14
  (both realized and unrealized)                                       (.26)          18.54            6.57            2.80
Total from Investment Operations                                       (.23)          18.50            6.59            2.94
Less Distributions:
  Dividends (from net investment income)                                 --              --            (.02)           (.14)
  Distributions (from capital gains)                                  (3.66)             --            (.87)           (.16)
Total Distributions                                                   (3.66)             --            (.89)           (.30)
Net Asset Value, End of Period                                  $     43.67     $     47.56     $     29.06     $     23.36
Total Return*                                                          (.42)%         63.66%          28.25%          14.22%
Net Assets, End of Period (in thousands)                        $   409,780     $   174,399     $     5,837     $       403
Average Net Assets for the Period (in thousands)                $   316,174     $    49,424     $     1,742     $        11
Ratio of Gross Expenses to Average Net Assets**(1)                     1.20%           1.21%           1.22%           1.26%
Ratio of Net Expenses to Average Net Assets**(1)                       1.20%           1.21%           1.22%           1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            --           (0.34)%         (0.02)%          0.16%
Portfolio Turnover Rate**                                                47%             67%             77%             80%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1997 (inception) to December 31, 1997.
(3) Period May 1, 1998 (inception) to December 31, 1998.


See Notes to Financial Statements.


137   Janus Aspen Series/July 31, 2000

For a share outstanding during the                               Janus Aspen Flexible Income
seven months ended July 31 or through                                     Portfolio
each fiscal year or period ended December 31               2000        1999        1998       1997(2)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                       $ 11.72     $ 12.05     $ 11.77     $ 11.41
  Net investment income/(loss)
  Net gains/(losses) on securities                           .47         .37         .73         .50
  (both realized and unrealized)                            (.31)       (.27)        .27         .58
Total from Investment Operations                             .16         .10        1.00        1.08
Less Distributions:
  Dividends (from net investment income)                    (.46)       (.36)       (.61)       (.61)
  Distributions (from capital gains)                          --        (.07)       (.11)       (.11)
Total Distributions                                         (.46)       (.43)       (.72)       (.72)
Net Asset Value, End of Period                           $ 11.42     $ 11.72     $ 12.05     $ 11.77
Total Return*                                               1.37%       0.90%       8.58%       9.73%
Net Assets, End of Period (in thousands)                 $   810     $   842     $    12     $    11
Average Net Assets for the Period (in thousands)         $   817     $   250     $    11     $    10
Ratio of Gross Expenses to Average Net Assets**(1)          1.28%       1.20%       1.24%       1.23%
Ratio of Net Expenses to Average Net Assets**(1)            1.28%       1.20%       1.23%       1.23%
Ratio of Net Investment Income to Average Net Assets**      6.74%       6.80%       5.92%       6.39%
Portfolio Turnover Rate**                                    183%        116%        145%        119%

For a share outstanding during the                                      Janus Aspen
period from January 1, 2000 to July 26, 2000                        High-Yield Portfolio
or through each fiscal year or period ended December 31  2000(3)       1999        1998      1997(2)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $ 10.67     $ 10.84     $ 11.78     $ 11.19
Income from Investment Operations:
  Net investment income/(loss)                               .44         .89         .87         .59
  Net gains/(losses) on securities                          (.01)       (.21)       (.77)        .71
  (both realized and unrealized)                             .43         .68         .10        1.30
Total from Investment Operations
Less Distributions:                                         (.35)       (.85)       (.83)       (.65)
  Dividends (from net investment income)                      --          --        (.21)       (.06)
  Distributions (from capital gains)                        (.35)       (.85)      (1.04)       (.71)
Total Distributions                                      $ 10.75     $ 10.67     $ 10.84     $ 11.78
Net Asset Value, End of Period                              3.97%       6.35%       0.67%      11.96%
Total Return*                                            $    12     $    12     $    11     $    11
Net Assets, End of Period (in thousands)                 $    12     $    12     $    12     $    11
Average Net Assets for the Period (in thousands)            1.50%       1.50%       1.50%       1.50%
Ratio of Gross Expenses to Average Net Assets**(1)          1.50%       1.50%       1.50%       1.50%
Ratio of Net Expenses to Average Net Assets**(1)            6.95%       8.05%       7.33%       7.42%
Ratio of Net Investment Income to Average Net Assets**       289%        554%        301%        299%


 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1997 (inception) to December 31, 1997.
(3) All High-Yield Retirement Shares ceased operations. Amounts represent per share data on July 26, 2000.


See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000  138

For a share outstanding during the                                        Janus Aspen Money
seven months ended July 31 or through                                     Market Portfolio
each fiscal year or period ended December 31                2000          1999         1998          1997(2)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                       $    1.00     $    1.00     $    1.00     $    1.00
  Net investment income/(loss)
  Net gains/(losses) on securities                             .03           .04           .05           .03
  (both realized and unrealized)                                --            --            --            --
Total from Investment Operations                               .03           .04           .05           .03
Less Distributions:
  Dividends (from net investment income)                      (.03)         (.04)         (.05)         (.03)
  Distributions (from capital gains)                            --            --            --            --
Total Distributions                                           (.03)         (.04)         (.05)         (.03)
Net Asset Value, End of Period                           $    1.00     $    1.00     $    1.00     $    1.00
Total Return*                                                 3.17%         4.45%         4.85%         3.13%
Net Assets, End of Period (in thousands)                 $   6,684     $   1,153     $      11     $      10
Average Net Assets for the Period (in thousands)         $   4,775     $     150     $      10     $      10
Ratio of Gross Expenses to Average Net Assets**(1)            0.90%         0.86%         0.84%         1.00%
Ratio of Net Expenses to Average Net Assets**(1)              0.90%         0.86%         0.84%         1.00%
Ratio of Net Investment Income to Average Net Assets**        5.57%         5.18%         4.74%         4.66%


 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1997 (inception) to December 31, 1997.


See Notes to Financial Statements.


139   Janus Aspen Series/July 31, 2000

                                           FINANCIAL HIGHLIGHTS - SERVICE SHARES

                                                                                                          Janus Aspen
For a share outstanding during the seven months                  Janus Aspen Growth Portfolio     Aggressive Growth Portfolio
ended July 31                                                               2000                              2000
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $ 33.52                           $ 59.16
Income from Investment Operations:
  Net investment income/(loss)                                                 --                              (.04)
  Net gains/(losses) on securities                                           (.20)                            (1.48)
  (both realized and unrealized)                                             (.20)                            (1.52)
Total from Investment Operations
Less Distributions:
  Dividends (from net investment income)                                       --                                --
  Distributions (from capital gains)                                        (2.57)                            (6.33)
Total Distributions                                                         (2.57)                            (6.33)
Net Asset Value, End of Period                                            $ 30.75                           $ 51.31
Total Return*                                                                (.55)%                           (2.68)%
Net Assets, End of Period (in thousands)                                  $20,021                           $44,259
Average Net Assets for the Period (in thousands)                          $ 3,710                           $ 8,566
Ratio of Gross Expenses to Average Net Assets**(1)                           0.94%                             0.93%
Ratio of Net Expenses to Average Net Assets**(1)                             0.94%                             0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets**               (0.01)%                           (0.68)%
Portfolio Turnover Rate**                                                       46%                               84%

                                                                Janus Aspen Capital           Janus Aspen
For a share outstanding during the seven months                Appreciation Portfolio     Balanced Portfolio
ended July 31                                                           2000                      2000
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  32.77                 $  27.82
Income from Investment Operations:
  Net investment income/(loss)                                             .10                      .09
  Net gains/(losses) on securities                                       (1.63)                     .02
   (both realized and unrealized)                                        (1.53)                     .11
Total from Investment Operations
Less Distributions:
  Dividends (from net investment income)                                  (.10)                    (.09)
  Distributions (from capital gains)                                      (.01)                   (2.33)
Total Distributions                                                       (.11)                   (2.42)
Net Asset Value, End of Period                                        $  31.13                 $  25.51
Total Return*                                                            (4.64)%                    .41%
Net Assets, End of Period (in thousands)                              $403,465                 $ 13,565
Average Net Assets for the Period (in thousands)                      $173,832                 $  2,250
Ratio of Gross Expenses to Average Net Assets**(1)                        0.92%                    0.94%
Ratio of Net Expenses to Average Net Assets**(1)                          0.92%                    0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets**             1.30%                    2.97%
Portfolio Turnover Rate**                                                   13%                      59%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.


See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000  140

                                                                 Janus Aspen Equity Income    Janus Aspen Growth and
For a share outstanding during the seven months                           Portfolio              Income Portfolio
ended July 31                                                                2000                      2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $27.15                    $20.63
Income from Investment Operations:
  Net investment income/(loss)                                                  --                       .02
  Net gains/(losses) on securities                                            (.86)                    (1.04)
  (both realized and unrealized)                                              (.86)                    (1.02)
Total from Investment Operations
Less Distributions:
  Dividends (from net investment income)                                        --                      (.02)
  Distributions (from capital gains)                                         (6.17)                     (.31)
Total Distributions                                                          (6.17)                     (.33)
Net Asset Value, End of Period                                              $20.12                    $19.28
Total Return*                                                                (3.14)%                   (4.94)%
Net Assets, End of Period (in thousands)                                    $   85                    $4,796
Average Net Assets for the Period (in thousands)                            $   17                    $  970
Ratio of Gross Expenses to Average Net Assets**(1)                            1.52%                     0.97%
Ratio of Net Expenses to Average Net Assets**(1)                              1.52%                     0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                (0.03)%                    0.79%
Portfolio Turnover Rate**                                                       86%                       27%


                                                                          Janus Aspen        Janus Aspen International
For a share outstanding during the seven months                   Strategic Value Portfolio       Growth Portfolio
or period ended July 31                                                     2000(2)                     2000
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $10.00                   $  38.29
Income from Investment Operations:
  Net investment income/(loss)                                                 .01                        .41
  Net gains/(losses) on securities                                             .16                       (.41)
  (both realized and unrealized)
Total from Investment Operations                                               .17                         --
Less Distributions:
  Dividends (from net investment income)                                        --                       (.41)
  Distributions (from capital gains)                                            --                      (1.25)
Total Distributions                                                             --                      (1.66)
Net Asset Value, End of Period                                              $10.17                   $  36.63
Total Return*                                                                 1.70%                       .06%
Net Assets, End of Period (in thousands)                                    $   53                   $345,476
Average Net Assets for the Period (in thousands)                            $   13                   $138,315
Ratio of Gross Expenses to Average Net Assets**(1)                            1.51%                      0.98%
Ratio of Net Expenses to Average Net Assets**(1)                              1.51%                      0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                 1.55%                      4.44%
Portfolio Turnover Rate**                                                       23%                        52%


 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 2000 (inception) to July 31, 2000.


See Notes to Financial Statements.


141    Janus Aspen Series/July 31, 2000

                                                           Janus Aspen Worldwide       Janus Aspen Global
For a share outstanding during the seven months              Growth Portfolio      Life Sciences Portfolio(1)
or period ended July 31                                             2000                     2000(2)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $ 47.49                  $ 10.00
Income from Investment Operations:
  Net investment income/(loss)                                        .01                      .01
  Net gains/(losses) on securities                                   (.17)                   (1.80)
  (both realized and unrealized)                                     (.16)                   (1.79)
Total from Investment Operations
Less Distributions:
  Dividends (from net investment income)                             (.01)                      --
  Distributions (from capital gains)                               (.3.66)                      --
Total Distributions                                                 (3.67)                      --
Net Asset Value, End of Period                                    $ 43.66                  $  8.21
Total Return*                                                        (.27)%                 (17.90)%
Net Assets, End of Period (in thousands)                          $23,106                  $17,560
Average Net Assets for the Period (in thousands)                  $ 4,255                  $ 2,838
Ratio of Gross Expenses to Average Net Assets**(1)                   0.96%                    1.53%
Ratio of Net Expenses to Average Net Assets**(1)                     0.96%                    1.53%
Ratio of Net Investment Income to Average Net Assets**               0.23%                    1.04%
Portfolio Turnover Rate**                                              47%                     179%


                                                             Janus Aspen Global    Janus Aspen Flexible Income
For a share outstanding during the seven months             Technology Portfolio             Portfolio
or period ended July 31                                             2000(2)                    2000
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  10.00                  $  11.41
Income from Investment Operations:
  Net investment income/(loss)                                         .04                       .35
  Net gains/(losses) on securities                                    (.55)                     (.18)
  (both realized and unrealized)                                      (.51)                      .17
Total from Investment Operations
Less Distributions:
  Dividends (from net investment income)                                --                      (.32)
  Distributions (from capital gains)                                    --                        --
Total Distributions                                                     --                      (.32)
Net Asset Value, End of Period                                    $   9.49                  $  11.26
Total Return*                                                        (5.20)%                    1.49%
Net Assets, End of Period (in thousands)                          $342,389                  $     79
Average Net Assets for the Period (in thousands)                  $160,363                  $     17
Ratio of Gross Expenses to Average Net Assets**(1)                    0.96%                     1.04%
Ratio of Net Expenses to Average Net Assets**(1)                      0.96%                     1.04%
Ratio of Net Investment Income to Average Net Assets**                1.80%                     6.99%
Portfolio Turnover Rate**                                               25%                      183%


 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to July 31, 2000.


See Notes to Financial Statements.


                                          Janus Aspen Series/July 31, 2000  142

                                                                      Janus Aspen           Janus Aspen Money
For a share outstanding during the seven months                  High-Yield Portfolio       Market Portfolio
ended July 31                                                             2000                    2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.42                   $1.00
Income from Investment Operations:
  Net investment income/(loss)                                              .49                     .03
  Net gains/(losses) on securities                                         (.09)                     --
  (both realized and unrealized)                                            .40                     .03
Total from Investment Operations
Less Distributions:
  Dividends (from net investment income)                                   (.33)                   (.03)
  Distributions (from capital gains)                                         --                      --
Total Distributions                                                        (.33)                   (.03)
Net Asset Value, End of Period                                           $10.49                   $1.00
Total Return*                                                              3.87%                   3.31%
Net Assets, End of Period (in thousands)                                  $  11                   $  10
Average Net Assets for the Period (in thousands)                          $  10                   $  10
Ratio of Gross Expenses to Average Net Assets**(1)                         1.24%                   0.64%
Ratio of Net Expenses to Average Net Assets**(1)                           1.24%                   0.64%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              8.05%                   5.62%
Portfolio Turnover Rate**                                                   289%                    N/A

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.


See Notes to Financial Statements.


143   Janus Aspen Series/July 31, 2000

                                               NOTES TO SCHEDULES OF INVESTMENTS

ADR -- American Depository Receipt

EUR -- Euro

GDR -- Global Depository Receipt

 * Non-income producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

 + Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

 # Restricted securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of July 31, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                    Value as
                                          Acquisition   Acquisition      Market       % of
                                             Date           Cost          Value     Net Assets
----------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio
Hanover Compressor Co.(1)                   5/19/00     $26,887,500    $28,229,527     0.56%
Incyte Genomics, Inc.(2)                    2/22/00     $43,073,540    $14,509,091     0.29%
                                                                       -----------------------
                                                                       $42,738,618     0.85%
----------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
Incyte Genomics, Inc.(2)                    2/22/00     $21,356,365    $ 7,193,777     0.08%
----------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
Immunomedics, Inc.(2)                       2/15/00     $    10,000    $    10,703     0.05%
----------------------------------------------------------------------------------------------

(1) Shelf registration will occur in October 2000.
(2) Shelf registration took place as of July 31, 2000.

The Funds have registration rights for certain restricted securities held at July 31, 2000. The issuer incurs all registration costs.


                                          Janus Aspen Series/July 31, 2000  144

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

         Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

         Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

         Janus Capital Corporation ("Janus Capital") redeemed its investment in the Retirement Shares of the High-Yield Portfolio on July 26, 2000 since it was the only shareholder.

         The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

         A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that are subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. Janus Capital, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000 Janus Aspen Series prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital will pay all the fees associated with the reorganization.

         INVESTMENT VALUATION

         Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

         INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

         FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

         The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings


145   Janus Aspen Series/July 31, 2000
         and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

         Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

         Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

         Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

         The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

         SECURITY LENDING

         The Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC and policies approved by the Trustees. As with other extension of credits, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing.

         The borrower pays fees at the funds direction to its lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the portfolios portion of the interest income earned on cash collateral are included in interest income on the statement of operations. During the period ended July 31, 2000, the following portfolios had security lending fees totaling:

         Portfolio                                             Lending Fees
         ------------------------------------------------------------------
         Janus Aspen Growth Portfolio                             $132,325
         Janus Aspen Capital Appreciation Portfolio               $ 34,152
         Janus Aspen Balanced Portfolio                           $ 67,805
         Janus Aspen Growth and Income Portfolio                  $  4,201
         Janus Aspen International Growth Portfolio               $103,795
         Janus Aspen Worldwide Growth Portfolio                   $959,783
         ------------------------------------------------------------------

         INITIAL PUBLIC OFFERINGS

         The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

         ADDITIONAL INVESTMENT RISK

         A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         DIVIDEND DISTRIBUTIONS AND EXPENSES

         Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

         Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

         FEDERAL INCOME TAXES

         No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.


                                          Janus Aspen Series/July 31, 2000  146

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

         The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described above, this also had the effect of lowering each equity Portfolio's management fee on January 31, 2000.

         Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%,
         respectively. The Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement and Service Shares, please refer to note 4 of the financial statements.

         Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Equity Income, Global Life Sciences, Global Technology and Strategic Value Portfolios.

         Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

         Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

         Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procuring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

         Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

         DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended July 31, 2000, are noted below:

                                             DST Securities, Inc.   Portfolio Expense   DST Systems
Portfolio                                     Commissions Paid*        Reduction*           Costs
---------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                          --                    --           $11,455
Janus Aspen Aggressive Growth Portfolio               --                    --            11,304
Janus Aspen Capital Appreciation Portfolio            --                    --            11,093
Janus Aspen Balanced Portfolio                        --                    --            11,113
Janus Aspen Equity Income Portfolio              $    37               $    28             7,671
Janus Aspen Growth and Income Portfolio              305                   229             7,890
Janus Aspen Strategic Value Portfolio                 --                    --                --
Janus Aspen International Growth Portfolio         1,241                   931             9,797
Janus Aspen Worldwide Growth Portfolio            16,745                12,559                --
Janus Aspen Global Life Sciences Portfolio            --                    --             5,592
Janus Aspen Global Technology Portfolio               --                    --             6,103
Janus Aspen Flexible Income Portfolio                 --                    --             8,664
Janus Aspen High-Yield Portfolio                      --                    --             7,809
Janus Aspen Money Market Portfolio                    --                    --             8,585
---------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.


147   Janus Aspen Series/July 31, 2000

3. FEDERAL INCOME TAX

         Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

         The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 1999, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007.

         The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of July 31, 2000, are also noted below.

                                                            Post-October
                                       Net Capital Loss  Capital     Currency     Federal Tax
Portfolio                                  Carryovers    Losses       Losses         Cost
-------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                     --           --    $    (60)   $3,298,138,819

Janus Aspen Aggressive Growth
  Portfolio                                      --           --      (1,984)    3,937,676,950

Janus Aspen Capital Appreciation
  Portfolio                                      --    $(873,431)         --     1,161,412,579
Janus Aspen Balanced Portfolio                   --           --      (7,055)    2,868,816,151
Janus Aspen Equity Income Portfolio              --           --         (45)       13,570,227
Janus Aspen Growth and Income
  Portfolio                                      --      (11,710)         --       112,333,888
Janus Aspen Strategic Value Portfolio            --           --          --         2,055,021
Janus Aspen International Growth
  Portfolio                             $(6,761,112)          --          --     1,284,207,623
Janus Aspen Worldwide Growth
  Portfolio                                      --           --      (8,857)    6,474,101,073
Janus Aspen Global Life Sciences
  Portfolio                                      --           --          --        21,428,637
Janus Aspen Global Technology
  Portfolio                                      --           --          --       438,667,409
Janus Aspen Flexible Income
  Portfolio                              (2,276,738)          --     (30,342)      183,044,142
Janus Aspen High-Yield Portfolio           (147,288)     (15,207)         --         1,567,149
Janus Aspen Money Market Portfolio               --           --          --        65,521,954

                                         Unrealized        Unrealized     Net Appreciation/
Portfolio                               Appreciation      (Depreciation)   (Depreciation)
-------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio           $  983,019,288    $(291,363,258)     $691,656,030

Janus Aspen Aggressive Growth
  Portfolio                             1,548,010,774     (574,676,914)      973,333,860

Janus Aspen Capital Appreciation
  Portfolio                               196,549,538      (80,810,142)      115,739,396
Janus Aspen Balanced Portfolio            313,329,329     (107,333,161)      205,996,168
Janus Aspen Equity Income Portfolio         3,238,292      (774,291.00)        2,464,001
Janus Aspen Growth and Income
  Portfolio                             27,108,454.00   (10,813,677.00)    16,294,777.00
Janus Aspen Strategic Value Portfolio         111,275          (96,515)           14,760
Janus Aspen International Growth
  Portfolio                               326,154,594      (97,458,554)      228,696,040
Janus Aspen Worldwide Growth
  Portfolio                             2,823,258,773     (651,729,494)    2,171,529,279
Janus Aspen Global Life Sciences
  Portfolio                                   803,174       (1,507,801)         (704,627)
Janus Aspen Global Technology
  Portfolio                                25,545,960      (43,071,433)      (17,525,473)
Janus Aspen Flexible Income
  Portfolio                                   990,425       (4,076,268)       (3,085,843)
Janus Aspen High-Yield Portfolio               11,100          (49,122)          (38,022)
Janus Aspen Money Market Portfolio                 --               --                --

4. EXPENSES

         The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

         Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.


                                          Janus Aspen Series/July 31, 2000  148

5. EXPENSE RATIOS

         Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the advisory fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.


For the seven months ended
July 31, 2000 or through each fiscal
year or period ended December 31                             Institutional Shares
Portfolio                                   2000       1999     1998      1997       1996      1995
---------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                0.67%      0.69%    0.75%     0.78%      0.83%     0.98%
Janus Aspen Aggressive Growth
  Portfolio                                 0.67%      0.70%    0.75%     0.78%      0.83%     0.93%
Janus Aspen Capital Appreciation
  Portfolio                                 0.68%      0.79%    0.97%     2.19%(4)     N/A       N/A
Janus Aspen Balanced Portfolio              0.67%      0.69%    0.74%     0.83%      1.07%     1.55%
Janus Aspen Equity Income Portfolio         1.57%      1.38%    1.86%     5.75%(4)     N/A       N/A
Janus Aspen Growth and Income
  Portfolio                                 0.75%      1.15%    3.06%(3)    N/A        N/A       N/A
Janus Aspen Strategic Value Portfolio       1.93%(1)     N/A      N/A       N/A        N/A       N/A
Janus Aspen International Growth
  Portfolio                                 0.72%      0.84%    0.95%     1.08%      2.21%     3.57%
Janus Aspen Worldwide Growth
  Portfolio                                 0.69%      0.71%    0.74%     0.81%      0.91%     1.09%
Janus Aspen Global Life Sciences
  Portfolio                                 1.43%(2)     N/A      N/A       N/A        N/A       N/A
Janus Aspen Global Technology
  Portfolio                                 0.70%(2)     N/A      N/A       N/A        N/A       N/A
Janus Aspen Flexible Income Portfolio       0.78%      0.72%    0.73%     0.75%      0.84%     1.07%
Janus Aspen High-Yield Portfolio           11.01%      4.92%    2.11%     3.27%      6.29%(5)    N/A
Janus Aspen Money Market Portfolio          0.39%      0.43%    0.34%     0.55%      0.78%     1.07%(6)
---------------------------------------------------------------------------------------------------------

For the seven months ended
July 31, 2000 or through each fiscal                                              Service
year or period ended December 31                     Retirement Shares            Shares
Portfolio                                    2000      1999     1998     1997(4)   2000
-----------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                 1.17%     1.19%    1.25%    1.28%    0.94%
Janus Aspen Aggressive Growth
  Portfolio                                  1.17%     1.19%    1.29%    1.34%    0.93%
Janus Aspen Capital Appreciation
  Portfolio                                  1.18%     1.28%    1.49%    2.66%    0.93%
Janus Aspen Balanced Portfolio               1.17%     1.19%    1.26%    1.33%    0.94%
Janus Aspen Equity Income Portfolio          2.07%     1.91%    2.36%    6.19%    1.84%
Janus Aspen Growth and Income
  Portfolio                                  1.25%     1.62%    3.53%      N/A    0.98%
Janus Aspen Strategic Value Portfolio          N/A       N/A      N/A      N/A    2.19%(1)
Janus Aspen International Growth
  Portfolio                                  1.22%     1.32%    1.44%    1.57%    0.98%
Janus Aspen Worldwide Growth
  Portfolio                                  1.20%     1.21%    1.32%    1.32%    0.96%
Janus Aspen Global Life Sciences
  Portfolio                                    N/A       N/A      N/A      N/A    1.74%(2)
Janus Aspen Global Technology
  Portfolio                                    N/A       N/A      N/A      N/A    0.96%(2)
Janus Aspen Flexible Income Portfolio        1.28%     1.20%    1.24%    1.23%    1.04%
Janus Aspen High-Yield Portfolio            11.51%(7)  5.42%    2.61%    3.42%   11.26%
Janus Aspen Money Market Portfolio           0.90%     0.86%    0.84%    1.10%    0.64%
------------------------------------------------------------------------------------------

(1) Period May 1, 2000 (inception) to July 31, 2000.
(2) Period January 18, 2000 (inception) to July 31, 2000.
(3) Period May 1, 1998 (inception) to December 31, 1998.
(4) Period May 1, 1997 (inception) to December 31, 1997.
(5) Period May 1, 1996 (inception) to December 31, 1996.
(6) Period May 1, 1995 (inception) to December 31, 1995.
(7) Period January 1, 2000 to July 26, 2000 (close).


149   Janus Aspen Series/July 31, 2000

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS

1. SCHEDULES OF INVESTMENTS

         This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

         The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

         Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

1A. FORWARD CURRENCY CONTRACTS

         A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

         The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2. STATEMENT OF OPERATIONS

         This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

         The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

         The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

         The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the securities held in the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

         This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

         The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

         The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.


                                          Janus Aspen Series/July 31, 2000  150

4. STATEMENT OF CHANGES IN NET ASSETS

         This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

         The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

         The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

         The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.


151   Janus Aspen Series/July 31, 2000

6. FINANCIAL HIGHLIGHTS

         This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

         The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

         Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

         The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The net expense ratio reflects total expenses prior to any expense offset and fee waivers. The gross expense ratio reflects total expense prior to fee waivers.

         The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

         The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.


                                          Janus Aspen Series/July 31, 2000  152

REPORT OF INDEPENDENT ACCOUNTANTS

         To the Trustees and Shareholders
         of Janus Aspen Series

         In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Global Technology Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio, and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Portfolios") at July 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

         PricewaterhouseCoopers LLP

         /s/ PRICEWATERHOUSECOOPERS LLP

         Denver, Colorado
         September 29, 2000


153   Janus Aspen Series/July 31, 2000

                                         RESULTS OF SHAREHOLDER VOTE (UNAUDITED)

         A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio was held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of the Janus Adviser Series. Janus Capital redeemed its investment in the Retirement Shares of the High-Yield Portfolio on July 26, 2000 since it was the only shareholder. There were no Retirement Shares for Global Life Sciences, Global Technology and Strategic Value Portfolios.

         The results of the Special Meeting of Shareholders of the Retirement Shares class are noted below:

                                                                    Number of                             Percentage of
                                     Record                          Shares                              Outstanding Shares
Retirement Shares                 Total Shares     Affirmative       Against       Abstain      Affirmative     Against    Abstain
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Growth
  Portfolio                      3,844,138.777    2,152,506.092    20,480.501      5,775.811      55.994%        0.533%     0.151%
Janus Aspen Series Aggressive
  Growth Portfolio               2,556,474.750    1,722,462.919     5,720.301      5,048.067      67.376%        0.224%     0.198%
Janus Aspen Series Capital
  Appreciation Portfolio         1,908,961.378    1,118,787.308            --      6,849.828      58.607%           --      0.359%
Janus Aspen Series Balanced
  Portfolio                      3,665,692.430    1,970,553.966     2,896.120     25,521.419      53.757%        0.079%     0.696%
Janus Aspen Series Equity
  Income Portfolio                  49,441.500       24,681.682        67.000        699.000      49.921%        0.135%     1.414%
Janus Aspen Series Growth and
  Income Portfolio                 556,636.686      264,754.512    64,778.000             --      47.563%       11.638%        --
Janus Aspen Series International
  Growth Portfolio                 810,972.797      412,659.724     1,395.231        549.740      50.885%        0.172%     0.067%
Janus Aspen Series Worldwide
  Growth Portfolio               6,669,660.791    4,029,247.743    25,044.224     38,063.102      60.412%        0.375%     0.571%
Janus Aspen Series Flexible
  Income Portfolio                  64,623.028       38,164.993            --         49.184      59.058%           --      0.076%
Janus Aspen Series Money
  Market Portfolio               4,393,352.228    2,235,491.121            --             --      50.883%           --         --
                                                 Percentage of
                                                 Shares Voted
Retirement Shares                 Affirmative       Against       Abstain
------------------------------------------------------------------------------
Janus Aspen Series Growth
  Portfolio                           98.795%        0.940%         0.265%
Janus Aspen Series Aggressive
  Growth Portfolio                    99.379%        0.330%         0.291%
Janus Aspen Series Capital
  Appreciation Portfolio              99.391%           --          0.609%
Janus Aspen Series Balanced
  Portfolio                           98.578%        0.145%         1.277%
Janus Aspen Series Equity
  Income Portfolio                    96.990%        0.263%         2.747%
Janus Aspen Series Growth and
  Income Portfolio                    80.342%       19.658%            --
Janus Aspen Series International
  Growth Portfolio                    99.531%        0.336%         0.133%
Janus Aspen Series Worldwide
  Growth Portfolio                    98.458%        0.612%         0.930%
Janus Aspen Series Flexible
  Income Portfolio                    99.871%            --         0.129%
Janus Aspen Series Money
  Market Portfolio                   100.000%            --            --


                                          Janus Aspen Series/July 31, 2000  154

                                 [JANUS LOGO]

                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                                1-800-525-0020

        Portfolios distributed by Janus Distributors, Inc. Member NASD.

This material must be preceded or accompanied by a prospectus, which contains more information including expenses. Read it carefully before you invest or send money.

                                  [JANUS LOGO]
            1-800-525-0020
            100 Fillmore Street
            Denver, Colorado 80206-4928
            janus.com


   INSSAIADVCOMB1200

                              JANUS ADVISER SERIES

                           PART C - OTHER INFORMATION

ITEM 23     EXHIBITS

            Exhibit 1 Trust Instrument dated March 22, 2000, is incorporated herein by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

            Exhibit 2 Bylaws are incorporated herein by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

            Exhibit 3         Not Applicable

            Exhibit 4   (a)   Form of Investment Advisory Agreement for Growth
                              Fund is incorporated by reference to Registrant's
                              Registration Statement (Reg. No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000.

                        (b) Form of Investment Advisory Agreement for Aggressive Growth Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (c) Form of Investment Advisory Agreement for Capital Appreciation Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (d) Form of Investment Advisory Agreement for Balanced Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (e) Form of Investment Advisory Agreement for Equity Income Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (f) Form of Investment Advisory Agreement for Growth and Income Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (g) Form of Investment Advisory Agreement for Strategic Value Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (h) Form of Investment Advisory Agreement for International Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (i) Form of Investment Advisory Agreement for Worldwide Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (j) Form of Investment Advisory Agreement Flexible Income Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (k) Form of Investment Advisory Agreement for Money Market Fund is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

            Exhibit 5 Form of Distribution Agreement between Janus Adviser Series and Janus Distributors, Inc. is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

            Exhibit 6         Not Applicable

            Exhibit 7   (a)   Form of Custodian Agreement between Janus Adviser
                              Series and State Street Bank and Trust Company is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment No. 1, filed on June 12,
                              2000 (File No. 333-33978).

                        (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

                        (c)   Foreign Custody Amendment to State Street
                              Bank and Trust Company Custodian Contract dated December 5, 2000 is filed herein as Exhibit 7(c).

                        (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank,
                              N.A. dated December 5, 2000 is filed herein as
                              Exhibit 7(d).

                        (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is filed herein as Exhibit 7(e).

                        (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is filed herein as Exhibit 7(f).

            Exhibit 8   (a)   Form of Transfer Agency Agreement with Janus
                              Service Corporation is incorporated by reference to Registrant's Registration Statement (Reg. No.
                              333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

            Exhibit 9 Opinion and Consent of Fund Counsel with respect to shares of the Trust is incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

            Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

            Exhibit 11        Not Applicable

            Exhibit 12        Not Applicable

            Exhibit 13 Form of Distribution and Shareholder Servicing Plan is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

            Exhibit 14 Code of Ethics is incorporated by reference to Registrant's Registration Statement (Reg. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

            Exhibit 15 Powers of Attorney dated September 25, 2000 are filed herein as Exhibit 15.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 25.    INDEMNIFICATION

     Article IX of Janus Adviser Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The only business of Janus Capital Corporation is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: Mark B. Whiston, President of Retail and Institutional Sales of Janus Capital Corporation, Co-Chief Executive Officer, President and Director of Janus Capital International Ltd., Director of Janus World Funds Plc, President and Director of Janus International (Asia) Limited and Janus International Limited, and Director of Janus Capital Trust Management Limited; Stuart L. Novek, Vice President and Chief Marketing Officer of Janus Capital Corporation and Director of Janus Service Corporation; Marjorie
G. Hurd, Vice President and Chief Operations Officer of Janus Capital Corporation, Vice President and Director of The Janus Foundation, and Director and President of Janus Service Corporation and Janus Distributors, Inc.; Stephen
L. Stieneker, Vice President and Chief Administrative Officer - Investments of Janus Capital Corporation; David R. Kowalski, Vice President of Compliance of Janus Capital Corporation, Vice President and Chief Compliance Officer of Janus Distributors, Inc., and Assistant Vice President of Janus Service Corporation; and R. Timothy Hudner, Vice President and Chief Technology Officer of Janus Capital Corporation and Vice President of Information Services and Director of Janus Service Corporation. Mr. Michael E. Herman is a director of Janus Capital Corporation. Mr. Michael N. Stolper, a director of Janus Capital Corporation, is President of Stolper & Company, Inc., 600 West Broadway, Suite 1010, San Diego, California 92101, an investment performance consultant; director of BDI Investment Corporation, 990 Highland Drive, Solana Beach, California 92075; director of Pasadena Capital, 101 Munson St., Greenfield, Massachusetts 01310; and a director of Meridian Funds, 60 East Sir Francis Drake Boulevard, Larkspur, California 94939. Mr. Thomas A. McDonnell, a director of Janus Capital Corporation, is

President, Chief Executive Officer and a Director of DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, provider of data processing and recordkeeping services for various mutual funds. Mr. Landon H. Rowland, a director of Janus Capital Corporation, is President and Chief Executive Officer of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, Missouri 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services; is Chairman, President, Chief Executive Officer and a Director of Stilwell Financial Inc., 920 Main Street, Kansas City, Missouri 64108; and is a Director of Berger Associates, Inc., 330 West 9th Street, 1st Floor, Kansas City, Missouri 64105.

ITEM 27.    PRINCIPAL UNDERWRITERS

            (a) Janus Distributors, Inc. ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series and Janus Investment Fund.

            (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas H. Bailey, Thomas A. Early and Kelley Abbott Howes, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are Marjorie G. Hurd, Director and President; David R. Kowalski, Vice President and Chief Compliance Officer; and Blaine L. Newby, Vice President. Ms. Hurd, Mr. Kowalski and Mr. Newby do not hold any positions with the Registrant. Ms. Hurd's, Mr. Kowalski's and Mr. Newby's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928

            (c)     Not Applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Corporation and Janus Service Corporation, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043.

ITEM 29.    MANAGEMENT SERVICES

     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30.    UNDERTAKINGS

            Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements of effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 19th of December, 2000.


                                        JANUS ADVISER SERIES


                                        By:  /s/ Thomas H. Bailey
                                             ----------------------------------
                                             Thomas H. Bailey, President

     Janus Adviser Series is organized under a Trust Instrument dated March 22, 2000. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                              DATE

/s/ Thomas H. Bailey        President                          December 19, 2000
Thomas H. Bailey            (Principal Executive
                            Officer) and Trustee

/s/ Glenn P. O'Flaherty     Treasurer and Chief                December 19, 2000
Glenn P. O'Flaherty         Accounting Officer
                            (Principal Accounting Officer)

Gary O. Loo*                Trustee                            December 19, 2000
----------------------
Gary O. Loo

Dennis B. Mullen*           Trustee                            December 19, 2000
----------------------
Dennis B. Mullen

James T. Rothe*             Trustee                            December 19, 2000
----------------------
James T. Rothe

William D. Stewart*         Trustee                            December 19, 2000
----------------------
William D. Stewart

Martin H. Waldinger*        Trustee                            December 19, 2000
----------------------
Martin H. Waldinger


/s/ Thomas A. Early
*By      Thomas A. Early
         Attorney-in-Fact

                                INDEX OF EXHIBITS




        EXHIBIT NUMBER                  EXHIBIT TITLE

        Exhibit 7(c)                    Foreign Custody Amendment to
                                        State Street Bank and Trust Company
                                        Contract dated December 5, 2000

        Exhibit 7(d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A. dated December 5, 2000

        Exhibit 7(e) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000

        Exhibit 7(f) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000

        Exhibit 10                      Consent of PricewaterhouseCoopers LLP

        Exhibit 15                      Powers of Attorney